UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21781

Pioneer Series Trust IV
(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  July 31, 2020

Date of reporting period:  August 1, 2019 through January 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Pioneer Balanced
ESG Fund
(Formerly Pioneer Classic Balanced Fund)*

Semiannual Report | January 31, 2020
Ticker Symbols:
Class A       AOBLX
Class C       PCBCX
Class K       PCBKX
Class R       CBPRX
Class Y       AYBLX
* Effective September 1, 2019, Pioneer Classic Balanced Fund was renamed Pioneer Balanced ESG Fund.
Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundipioneer.com/us

Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20 1

President’s Letter
Dear Shareholders,
The new decade has arrived delivering a first quarter that will go down in the history books. The beginning of the year seemed to extend the positive market environment of 2019 and then, March roared in like a lion and the COVID-19 pandemic became a global crisis impacting lives and life as we know it. The impact on the global economy from the COVID-19 virus pandemic, while currently unknown, are likely to be considerable. It is clear that several industries have already felt greater effects than others. And the markets, which do not thrive on uncertainty, have been volatile. Our business continuity plan was implemented given the new COVID-19 guidelines, and most of our employees are working remotely. To date, our operating environment has faced no interruption. I am proud of the careful planning that has taken place and confident we can maintain this environment for as long as is prudent. History in the making for a company that first opened its doors way back in 1928.
Since 1928, Amundi Pioneer’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the potential risks during periods of market volatility. As the early days of 2020 have reminded us, in today’s global economy, investment risk can materialize from a number of factors, including a slowing economy, changing U.S. Federal Reserve policy, oil price shocks, political and geopolitical factors and, unfortunately, major public health concerns such as a viral pandemic.
At Amundi Pioneer, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyze each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
2 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial advisor to develop an investment plan that paves the way for you to pursue both your short- and long-term goals.
We remain confident that the current crisis, like others in human history, will pass, and we greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
January 31, 2020
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20 3

Portfolio Management Discussion | 1/31/20
In the following interview, Walter Hunnewell, Jr., Bradley Komenda, and Lawrence Zeno discuss the factors that affected the performance of Pioneer Balanced ESG Fund (formerly Pioneer Classic Balanced Fund*) during the six-month period ended January 31, 2020. Mr. Hunnewell, a vice president and portfolio manager at Amundi Pioneer Investment Management, Inc. (Amundi Pioneer), Mr. Komenda, Deputy Director of Investment-Grade Corporates, a senior vice president, and a portfolio manager at Amundi Pioneer, and Mr. Zeno, a vice president and portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Fund.
Q    How did the Fund perform during the six -month period ended January 31, 2020?
A    Pioneer Balanced ESG Fund’s Class A shares returned 5.56% at net asset value during the six-month period ended January 31, 2020, while the Fund’s benchmarks, the Standard & Poor’s 500 Index (the S&P 500) and the Bloomberg Barclays U.S. Government/Credit Bond Index (the Bloomberg Barclays Index), returned 9.31% and 4.92%, respectively. During the same period, the average return of the 698 mutual funds in Morningstar’s 50% to 70% Equity Allocation Funds category was 5.16%.
Q    How would you describe the investment environment in the domestic markets during the six-month period ended January 31, 2020?
A    Both domestic stocks and bonds delivered impressive returns during the six-month period, although the markets began the period amid conflicting sentiments, with investors trying to adjust to contrasting forecasts. Irregular market interest-rate trends sometimes resulted in an inverted yield curve, where bond yields on longer-term securities dipped below yields on shorter-term securities. In the past, such an occurrence has often been viewed as foreshadowing an economic slowdown. In addition, worries about the effects of tariffs and the on again, off again trade negotiations between the United States and China increased unease among investors, although reports of a strong and growing U.S. economy as well as an improving job market helped to strengthen confidence.
Within the domestic equity market, value stocks briefly outperformed growth during the month of September as sentiment improved and market participants became more optimistic regarding the prospect for future interest-rate cuts by the U.S. Federal Reserve (the Fed), which began
*    Effective September 1, 2019, Pioneer Classic Balanced Fund was renamed Pioneer Balanced ESG Fund, and the Fund adopted a new investment policy (see Note 7).
4 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20

reducing rates again in July 2019 after raising them four times during 2018. Bond prices also rose, especially the prices of bonds with longer maturities and with some exposure to credit risk.
Over the final few months of the six-month period, the equity market subsequently settled into a longer-term uptrend as visibility on two key market concerns improved, as the United States and China announced a “Phase One” trade agreement in December and there was finally some closure to the extenuated “Brexit” process in the United Kingdom – a process which began with the initial Brexit vote back in 2016.
Those developments were followed by the Fed’s decision to reduce interest rates two more times before the end of the 2019 calendar year in an effort to add stimulus, a move that boosted overall confidence. The European Central Bank also opted to ease monetary policy by enacting an asset-purchase plan, which heartened investors viewed as lending support to the global economy.
Overall, despite periods of volatility, the full six-month period ended January 31, 2020, was a positive one for investors. In the equity market, growth stocks widened their favorable performance differential relative to value stocks, although the January downturn had a significant negative effect on sector performance. The best-performing equity sectors over the six-month period were information technology, utilities, and health care, while the worst performers were energy, materials, and consumer discretionary.
Within fixed income, securities with longer maturities and with more exposure to credit risk, such as corporate bonds, tended to do well over the six-month period, as they benefited from declining interest rates and persistent economic growth trends.
Q    How did you position the Fund in that environment during the six-month period ended January 31, 2020?
A    At the start of the period, 64% of the Fund’s assets were invested in equities, with 36% in fixed-income securities. As of January 31, 2020, the equity allocation stood at 62.4% in equities, with fixed income at 37.6% of the Fund’s invested assets. The portfolio’s exposures at the end of the six-month period were more consistent with our historical allocations for the Fund.
Q    What specific investments or portfolio allocations had noteworthy effects on the Fund’s benchmark-relative performance during the six-month period ended January 31, 2020?
A    Within equities, sector positioning was the primary detractor from the Fund’s benchmark-relative performance during the six-month period. Specifically, the portfolio’s modest underweight to information technology,
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20 5

the top-performing sector in the S&P 500, and a zero weighting in utilities, which also performed well over the six-month period, had the biggest negative effects on relative returns.
Overall stock selection results also held back the Fund’s benchmark-relative performance over the six-month period, with selection within information technology and financials detracting the most. Positive stock selection in the consumer sectors and in communication services helped to offset some of those negatives.
With regard to individual equity positions, positive contributors to the Fund’s benchmark-relative performance included AT&T, which we eliminated from the portfolio before the end of the period; Alphabet, the parent company of Google; and software giant Microsoft, which is a leader in cloud service and enterprise software. Meanwhile, the lack of portfolio exposure to ExxonMobil, which is a component of the S&P 500, also contributed positively to the Fund’s benchmark-relative returns as energy stocks struggled throughout the six-month period.
On the negative side, the Fund’s underweight position in Apple held back benchmark-relative results, as the stock is a fairly large component of the S&P 500. An overweight Fund position in networking company Cisco Systems, which we believe is a solid firm offering an attractive dividend**, also detracted from the Fund’s relative returns, as did a newly acquired position in Verizon Communications. The Fund’s position in KAR Global also underperformed and detracted from relative results.
Within fixed income, the biggest detractor from the Fund’s benchmark-relative performance during the six-month period was duration positioning. The Fund had a short-duration stance versus the Bloomberg Barclays Index, and that detracted from benchmark-relative returns in an environment where longer-duration strategies fared well. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)
The Fund’s out-of-benchmark allocation to Treasury Inflation-Protection Securities (TIPS), which are designed to help guard against risks of rising inflation, also held back relative performance as inflationary pressures remained under control during the six-month period.
Meanwhile, the Fund’s overweight to the credit sectors compared with the Bloomberg Barclays Index aided benchmark-relative performance, as credit-sensitive debt fared quite well during the six-month period.
** Dividends are not guaranteed.
6 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20

Q    Did the Fund have any exposure to derivative securities during the six-month period ended January 31, 2020?
A    The Fund had minimal exposure to fixed-income index futures contracts during the six-month period. The futures had no material effect on the Fund’s performance.
Q    Did the Fund’s yield, or distributions*** to shareholders, change during the six-month period ended January 31, 2020?
A    No, the Fund’s yield/distributions remained relatively stable over the six-month period.
Q    Could you discuss your commitment to environmental, social, and governance (ESG) investing, and the reasoning behind the Fund’s recent name change?
A    ESG refers to the three primary factors in measuring the sustainability and ethical impact of an investment in a company or business. With its focus on companies with sustainable business models, the portfolio follows an ESG-friendly investment approach. The Fund’s name change to Pioneer Balanced ESG Fund, which became effective September 1, 2019, emphasizes our commitment to that process.
Per the prospectus, the Fund will not invest in companies significantly involved in certain activities, such as the production of alcohol, tobacco products, and certain controversial military weapons – including cluster weapons, anti-personnel mines, nuclear, biological, and chemical weapons – and the operation of coal mines, gambling casinos, and other gaming businesses. In addition, the Fund’s management team uses an ESG screening process, which includes evaluating a company’s deployment and treatment of human capital (for example, employee morale), product safety, and social opportunities. “Governance” assessment categories typically include corporate governance and business ethics (such as accounting principles), among other considerations.
Q    Could you discuss some of the trading activity and other portfolio adjustments that took place during the six-month period ended January 31, 2020?
A    Among notable equity transactions, we liquidated the Fund’s position in AT&T, as noted earlier, and trimmed the size of the portfolio’s holdings of Microsoft and CME Group, a major financial trading exchange. We also sold the Fund’s shares of credit card company Discover Financial Services and video gamer Electronic Arts.
*** Distributions are not guaranteed.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20 7

Notable equity additions to the Fund’s portfolio during the six-month period included Verizon, which we referenced earlier, as well as shares of Comcast, Wells Fargo, Quest Diagnostics, and Fidelity National Information Services. Comcast is a cable system operator and producer of entertainment content; Wells Fargo is a financial company in which we see potential opportunity under a new management team; Quest Diagnostics is an operator of blood labs and testing locations; and Fidelity National Information Services is an international provider of financial services technology and outsourcing services (including payment processing and banking software) to banks and retail merchants.
In fixed income, at the end of the six-month period, the portfolio remained positioned for an environment of continued economic expansion, with an emphasis on investments in the credit-sensitive sectors. We also retained some Fund exposure to TIPS as a possible buffer against the risk of rising inflation.
Q    What is your investment outlook?
A    Shortly after the end of the period, the rapid, pandemic spread of the COVID-19 virus from China into other countries began having a significant negative effect on the global and U.S. economies. While the pandemic is certainly the most immediate concern, other factors have the potential to cause economic and market disruptions, such as uncertainties about the 2020 U.S. elections for president and control of Congress, which could also roil the markets. The Republican and Democratic policies with regard to health care, for example, stand in stark contrast, and therefore the outcome of the elections could determine the future path for the entire health care sector.
As noted earlier, as of January 31, 2020, the Fund had a 64% allocation to equities, with an overweight to health care stocks, we have become increasingly focused on owning shares of medical device corporations and less focused on pharmaceutical companies, which would be directly affected by competing proposals to contain drug prices.
Within fixed income, the Fund is modestly underweight to U.S Treasuries and overweight in the credit-sensitive sectors. While we expect to maintain a relatively high-quality fixed-income portfolio, it is possible that we’ll reduce the Fund’s exposure to government securities and also shift some assets from government-agency mortgages to non-government mortgages.
8 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20

Please refer to the Schedule of Investments on pages 20–49 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.
When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.
Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.
Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.
The securities issued by U.S. government-sponsored entities (e.g., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. government.
The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.
Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
The Fund invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
The Fund generally excludes corporate issuers that are significantly involved in certain business activities (ESG criteria). Excluding specific issuers limits the universe of investments available to the Fund, which may mean forgoing some investment opportunities available to funds without similar ESG criteria.
At times, the Fund’s investments may represent industries or sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20 9

These risks may increase share price volatility.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
10 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20

Portfolio Summary | 1/31/20
10 Largest Holdings
(As a percentage of total investments)*

1.	Microsoft Corp.	3.89%
2.	Alphabet, Inc.	3.60
3.	Amazon.com, Inc.	3.26
4.	U.S. Treasury Note, 2.25%, 4/30/24	2.59
5.	Verizon Communications, Inc.	2.24
6.	JPMorgan Chase & Co.	1.89
7.	Motorola Solutions, Inc.	1.87
8.	Cisco Systems, Inc.	1.60
9.	Raytheon Co.	1.59
10.	Comcast Corp.	1.43

*     Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
(m)  Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Pioneer Asset Management, Inc.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20 11

Prices and Distributions | 1/31/20

Net Asset Value per Share

Class	1/31/20	7/31/19
A	$9.62	$9.57
C	$9.54	$9.50
K	$9.62	$9.56
R	$9.64	$9.59
Y	$9.69	$9.64

Distributions per Share: 8/1/19–1/31/20

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.0826	$0.0593	$0.3300
C	$0.0462	$0.0593	$0.3300
K	$0.0930	$0.0593	$0.3300
R	$0.0652	$0.0593	$0.3300
Y	$0.1006	$0.0593	$0.3300

Index Definitions
The Standard & Poor’s 500 Index is an unmanaged, commonly used measure of the broad U.S. stock market. The Bloomberg Barclays U.S. Government/ Credit Bond Index is unmanaged and measures the performance of debt obligations of the U.S. government agencies and investment-grade domestic corporate debt. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.
The indices defined here pertain to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 13–17.
12 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20

Performance Update | 1/31/20	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Balanced ESG Fund at public offering price during the periods shown, compared to that of the Standard & Poor’s 500 Index and Bloomberg Barclays U.S. Government/Credit Bond Index.
Average Annual Total Returns
(As of January 31, 2020)
				Bloomberg
				Barclays
				U.S. Govern-
	Net	Public		ment/
	Asset	Offering S&P		Credit
	Value	Price	500	Bond
Period	(NAV)	(POP)	Index	Index
10 years	8.82%	8.32%	13.97%	4.05%
5 years	7.38	6.40	12.37	3.18
1 year	16.72	11.47	21.68	11.02

Expense Ratio
(Per prospectus dated December 1, 2019)
Gross	Net
1.06%	1.00%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of the maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2020 for Class A shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please see the financial highlights for more current expense ratios.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20 13

Performance Update | 1/31/20	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Balanced ESG Fund during the periods shown, compared to that of the Standard & Poor’s 500 Index and Bloomberg Barclays U.S. Government/Credit Bond Index.
Average Annual Total Returns
(As of January 31, 2020)

				Bloomberg
				Barclays
				U.S. Govern-
				ment/
			S&P	Credit
	If	If Re-	500	Bond
Period	Held	deemed	Index	Index
10 years	7.96%	7.96%	13.97%	4.05%
5 years	6.55	6.55	12.37	3.18
1 year	15.93	15.93	21.68	11.02

Expense Ratio
(Per prospectus dated December 1, 2019)
Gross
1.78%
Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please see the financial highlights for a more current expense ratio.
14 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20

Performance Update | 1/31/20	Class K Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Balanced ESG Fund during the periods shown, compared to that of the Standard & Poor’s 500 Index and Bloomberg Barclays U.S. Government/Credit Bond Index.
Average Annual Total Returns
(As of January 31, 2020)
			Bloomberg
			Barclays
			U.S. Govern-
	Net		ment/
	Asset	S&P	Credit
	Value	500	Bond
Period	(NAV)	Index	Index
10 years	8.93%	13.97%	4.05%
5 years	7.62	12.37	3.18
1 year	17.12	21.68	11.02

Expense Ratio
(Per prospectus dated December 1, 2019)
Gross	Net
0.80%	0.66%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 1, 2015, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception on December 1, 2015, would have been higher than the performance shown. For the period beginning December 1, 2015, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.
The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2020, for Class K shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please see the financial highlights for more current expense ratios.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20 15

Performance Update | 1/31/20	Class R Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Balanced ESG Fund during the periods shown, compared to that of the Standard & Poor’s 500 Index and Bloomberg Barclays U.S. Government/Credit Bond Index.
Average Annual Total Returns
(As of January 31, 2020)

			Bloomberg
			Barclays
			U.S. Govern-
	Net		ment/
	Asset	S&P	Credit
	Value	500	Bond
Period	(NAV)	Index	Index
10 years	8.71%	13.97%	4.05%
5 years	7.18	12.37	3.18
1 year	16.36	21.68	11.02

Expense Ratio
(Per prospectus dated December 1, 2019)
Gross	Net
1.76%	1.31%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on July 1, 2015, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class R shares, the performance of Class R shares prior to their inception would have been higher than the performance shown. For the period beginning July 1, 2015, the actual performance of Class R shares is reflected.
Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2020 for Class R shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please see the financial highlights for more current expense ratios.
16 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20

Performance Update | 1/31/20	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Balanced ESG Fund during the periods shown, compared to that of the Standard & Poor’s 500 Index and Bloomberg Barclays U.S. Government/Credit Bond Index.
Average Annual Total Returns
(As of January 31, 2020)

			Bloomberg
			Barclays
			U.S. Govern-
	Net		ment/
	Asset	S&P	Credit
	Value	500	Bond
Period	(NAV)	Index	Index
10 years	9.12%	13.97%	4.05%
5 years	7.63	12.37	3.18
1 year	17.07	21.68	11.02

Expense Ratio
(Per prospectus dated December 1, 2019)
Gross	Net
0.83%	0.66%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2020 for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please see the financial highlights for more current expense ratios.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20 17

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)   ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)   transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)   Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6
(2)   Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Balanced ESG Fund
Based on actual returns from August 1, 2019 through January 31, 2020.
Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 8/1/19
Ending Account	$1,055.60	$1,051.00	$1,057.90	$1,053.60	$1,057.20
Value (after expenses)
on 1/31/20
Expenses Paid	$5.06	$8.92	$3.47	$6.76	$3.41
During Period*
*    Expenses are equal to the Fund’s annualized expense ratio of 0.97%, 1.71%, 0.66%, 1.30% and 0.65% for Class A, Class C, Class K, and Class R and Class Y shares, respectively, and multiplied by the average account value over the period multiplied by 184/366 (to reflect the partial year period).
18 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Balanced ESG Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from August 1, 2019 through January 31, 2020.
Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 8/1/19
Ending Account	$1,020.21	$1,016.44	$1,021.77	$1,018.55	$1,021.82
Value (after expenses)
on 1/31/20
Expenses Paid	$4.98	$8.77	$3.40	$6.65	$3.35
During Period*
*    Expenses are equal to the Fund’s annualized expense ratio of 0.97%, 1.71%, 0.66%, 1.30% and 0.65% for Class A, Class C, Class K, and Class R and Class Y shares, respectively, and multiplied by the average account value over the period multiplied by 184/366 (to reflect the partial year period)
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20 19

Schedule of Investments | 1/31/20 (unaudited)

Shares		Value
UNAFFILIATED ISSUERS — 99.7%
COMMON STOCKS — 61.4% of Net Assets
Aerospace & Defense — 1.6%
24,481	Raytheon Co.	$ 5,408,832
	Total Aerospace & Defense	$ 5,408,832
Air Freight & Logistics — 0.2%
8,383	CH Robinson Worldwide, Inc.	$ 605,420
	Total Air Freight & Logistics	$ 605,420
Banks — 3.0%
22,224	Comerica, Inc.	$ 1,359,220
48,496	JPMorgan Chase & Co.	6,418,931
52,994	Wells Fargo & Co.	2,487,538
	Total Banks	$ 10,265,689
Beverages — 1.3%
31,548	PepsiCo., Inc.	$ 4,480,447
	Total Beverages	$ 4,480,447
Biotechnology — 0.8%
23,734	AbbVie, Inc.	$ 1,922,929
2,974(a)	Biogen, Inc.	799,560
	Total Biotechnology	$ 2,722,489
Capital Markets — 1.6%
16,862	CME Group, Inc.	$ 3,660,909
13,874	T.Rowe Price Group, Inc.	1,852,595
	Total Capital Markets	$ 5,513,504
Chemicals — 1.0%
33,484	Dow, Inc.	$ 1,542,608
18,157	HB Fuller Co.	839,035
44,598	Huntsman Corp.	916,935
	Total Chemicals	$ 3,298,578
Commercial Services & Supplies — 1.2%
50,152(a)	IAA, Inc.	$ 2,370,184
74,654	KAR Auction Services, Inc.	1,569,227
	Total Commercial Services & Supplies	$ 3,939,411
Communications Equipment — 3.5%
118,275	Cisco Systems, Inc.	$ 5,437,102
35,866	Motorola Solutions, Inc.	6,348,282
	Total Communications Equipment	$ 11,785,384
Containers & Packaging — 0.3%
25,209	International Paper Co.	$ 1,026,510
	Total Containers & Packaging	$ 1,026,510
The accompanying notes are an integral part of these financial statements.
20 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20

Shares		Value
Diversified Telecommunication Services — 2.8%
146,389	CenturyLink, Inc.	$ 1,999,674
128,388	Verizon Communications, Inc.	7,631,383
	Total Diversified Telecommunication Services	$ 9,631,057
Electrical Equipment — 0.4%
18,636	Emerson Electric Co.	$ 1,334,897
	Total Electrical Equipment	$ 1,334,897
Electronic Equipment, Instruments & Components — 0.5%
18,432	TE Connectivity, Ltd.	$ 1,699,062
	Total Electronic Equipment, Instruments & Components	$ 1,699,062
Energy — 0.4%
37,915	Schlumberger, Ltd.	$ 1,270,532
	Total Energy	$ 1,270,532
Equity Real Estate Investment Trusts (REITs) — 2.2%

11,072	Alexandria Real Estate Equities, Inc.	$ 1,806,950
18,526	Crown Castle International Corp.	2,775,936
9,259	Digital Realty Trust, Inc.	1,138,765
2,730	Equinix, Inc.	1,609,963
	Total Equity Real Estate Investment Trusts (REITs)	$ 7,331,614
Financials — 0.4%
30,501	Charles Schwab Corp.	$ 1,389,321
	Total Financials	$ 1,389,321
Food & Staples Retailing — 0.4%
17,251	Sysco Corp.	$ 1,416,997
	Total Food & Staples Retailing	$ 1,416,997
Food Products — 0.4%
8,370	Hershey Co.	$ 1,298,773
	Total Food Products	$ 1,298,773
Health Care — 0.7%
19,911	Medtronic Plc	$ 2,298,526
	Total Health Care	$ 2,298,526
Health Care Equipment & Supplies — 0.8%
10,665	Becton Dickinson and Co.	$ 2,934,795
	Total Health Care Equipment & Supplies	$ 2,934,795
Health Care Providers & Services — 1.7%
40,847	CVS Health Corp.	$ 2,770,244
27,894	Quest Diagnostics, Inc.	3,087,029
	Total Health Care Providers & Services	$ 5,857,273
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20 21

Schedule of Investments | 1/31/20 (unaudited) (continued)
Shares		Value
Hotels, Restaurants & Leisure — 1.8%
43,323	Cedar Fair LP	$ 2,345,507
1,123(a)	Chipotle Mexican Grill, Inc.	973,372
13,787	McDonald’s Corp.	2,950,004
	Total Hotels, Restaurants & Leisure	$ 6,268,883
Household Products — 1.3%
36,525	Procter & Gamble Co.	$ 4,551,745
	Total Household Products	$ 4,551,745
Industrial Conglomerates — 1.4%
27,312	Honeywell International, Inc.	$ 4,730,985
	Total Industrial Conglomerates	$ 4,730,985
Insurance — 2.7%
17,624	First American Financial Corp.	$ 1,092,336
17,193	Lincoln National Corp.	936,675
53,943	Progressive Corp.	4,352,661
59,060	Sun Life Financial, Inc.	2,777,001
	Total Insurance	$ 9,158,673
Interactive Media & Services — 3.6%
8,544(a)	Alphabet, Inc.	$ 12,241,672
	Total Interactive Media & Services	$ 12,241,672
Internet & Direct Marketing Retail — 3.3%
5,513(a)	Amazon.com, Inc.	$ 11,074,073
17,462	eBay, Inc.	586,025
	Total Internet & Direct Marketing Retail	$ 11,660,098
IT Services — 1.6%
10,910	Accenture Plc	$ 2,238,841
20,011	Fidelity National Information Services, Inc.	2,874,780
	Total IT Services	$ 5,113,621
Machinery — 1.1%
61,730	Komatsu, Ltd. (A.D.R.)	$ 1,365,467
43,085	Timken Co.	2,263,255
	Total Machinery	$ 3,628,722
Media — 1.4%
112,373	Comcast Corp.	$ 4,853,390
	Total Media	$ 4,853,390
Multiline Retail — 0.4%
9,578	Dollar General Corp.	$ 1,469,361
	Total Multiline Retail	$ 1,469,361
The accompanying notes are an integral part of these financial statements.
22 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20

Shares		Value
	Oil, Gas & Consumable Fuels — 2.3%
30,146	Occidental Petroleum Corp.	$ 1,197,399
12,868	Phillips 66	1,175,749
25,828	Royal Dutch Shell Plc (A.D.R.)	1,346,930
63,159	Targa Resources Corp.	2,305,303
25,210	Valero Energy Corp.	2,125,455
	Total Oil, Gas & Consumable Fuels	$ 8,150,836
	Pharmaceuticals — 5.1%
84,422	AstraZeneca Plc (A.D.R.)	$ 4,111,351
36,566(a)	Elanco Animal Health, Inc.	1,129,889
25,962	Eli Lilly & Co.	3,625,334
49,198	Merck & Co., Inc.	4,203,477
33,361	Zoetis, Inc.	4,477,380
	Total Pharmaceuticals	$ 17,547,431
	Semiconductors & Semiconductor Equipment — 1.5%
4,859	Lam Research Corp.	$ 1,449,002
37,188(a)	Micron Technology, Inc.	1,974,311
17,571	MKS Instruments, Inc.	1,841,792
	Total Semiconductors & Semiconductor Equipment	$ 5,265,105
	Software — 4.3%
11,904(a)	Guidewire Software, Inc.	$ 1,339,200
77,667	Microsoft Corp.	13,221,254
	Total Software	$ 14,560,454
	Specialty Retail — 1.8%
16,236	Home Depot, Inc.	$ 3,703,432
32,437	TJX Cos., Inc.	1,915,080
6,314	Tractor Supply Co.	586,886
	Total Specialty Retail	$ 6,205,398
	Technology Hardware, Storage & Peripherals — 1.8%
14,732	Apple, Inc.	$ 4,559,701
31,286	NetApp, Inc.	1,670,672
	Total Technology Hardware, Storage & Peripherals	$ 6,230,373
	Textiles, Apparel & Luxury Goods — 0.5%
16,507	Carter’s, Inc.	$ 1,750,897
	Total Textiles, Apparel & Luxury Goods	$ 1,750,897
	Trading Companies & Distributors — 0.3%
8,864(a)	United Rentals, Inc.	$ 1,202,756
	Total Trading Companies & Distributors	$ 1,202,756
	TOTAL COMMON STOCKS
	(Cost $166,406,250)	$210,099,511
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20 23

Schedule of Investments | 1/31/20 (unaudited) (continued)

Shares		Value
CONVERTIBLE PREFERRED STOCK — 0.3%
of Net Assets
Financials — 0.3%
582(b)	Wells Fargo & Co., 7.5%	$ 899,516
	Total Financials	$ 899,516
TOTAL CONVERTIBLE PREFERRED STOCK
	(Cost $873,360)	$ 899,516

Principal
Amount
USD ($)
	ASSET BACKED SECURITIES — 2.3% of Net Assets
100,000	Amur Equipment Finance Receivables VI LLC, Series
	2018-2A, Class C, 4.27%, 1/20/23 (144A)	$ 103,842
300,000	Amur Equipment Finance Receivables VI LLC, Series
	2018-2A, Class D, 4.45%, 6/20/23 (144A)	311,025
200,000	BCC Funding XIV LLC, Series 2018-1A, Class B, 3.39%,
	8/21/23 (144A)	203,562
250,000(c)	Benefit Street Partners CLO XIX, Ltd., Series 2019-19A,
	Class D, 0.0% (3 Month USD LIBOR + 380 bps),
	1/15/33 (144A)	250,448
250,000(c)	Benefit Street Partners CLO XIX, Ltd., Series 2019-19A,
	Class E, 0.0% (3 Month USD LIBOR +
	702 bps), 1/15/33 (144A)	251,174
380,972	BXG Receivables Note Trust, Series 2018-A, Class C,
	4.44%, 2/2/34 (144A)	394,898
250,000(c)	Carlyle US CLO, Ltd., Series 2019-4A, Class C, 5.878% (3
	Month USD LIBOR + 400 bps), 1/15/33 (144A)	253,092
197,251(d)	Cascade MH Asset Trust, Series 2019-MH1, Class A,
	3.858%, 11/25/44 (144A)	198,378
100,000	Conn’s Receivables Funding LLC, Series 2019-B, Class B,
	3.62%, 6/17/24 (144A)	100,210
199,500	Domino’s Pizza Master Issuer LLC, Series 2019-1A,
	Class A2, 3.668%, 10/25/49 (144A)	207,139
250,000(c)	First Eagle BSL CLO, Ltd., Series 2019-1A, Class C, 0.0%
	(3 Month USD LIBOR + 435 bps), 1/20/33 (144A)	249,980
148,150	Home Partners of America Trust, Series 2019-1, Class D,
	3.406%, 9/17/39 (144A)	150,301
179,815	Home Partners of America Trust, Series 2019-2, Class E,
	3.32%, 10/19/39 (144A)	179,262
570,000(c)	Invitation Homes Trust, Series 2018-SFR3, Class E,
	3.669% (1 Month USD LIBOR + 200 bps), 7/17/37
	(144A)	572,138
100,000	Kabbage Funding LLC, Series 2019-1, Class A, 3.825%,
	3/15/24 (144A)	101,484
200,000	LL ABS Trust, Series 2019-1A, Class B, 3.52%,
	3/15/27 (144A)	202,240
250,000(c)	Madison Park Funding XXXVI, Ltd., Series 2019-36A,
	Class E, 7.25% (3 Month USD LIBOR +
	725 bps), 1/15/33 (144A)	251,088

The accompanying notes are an integral part of these financial statements.

24 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
96,384	Mosaic Solar Loan Trust, Series 2019-2A, Class A, 2.88%,
	9/20/40 (144A)	$ 98,178
250,000	NFAS LLC, Series 2019-1, Class A, 4.172%,
	8/15/24 (144A)	253,482
200,000	NMEF Funding LLC, Series 2019-A, Class B, 3.06%,
	8/17/26 (144A)	201,173
250,000	NMEF Funding LLC, Series 2019-A, Class D, 4.39%,
	8/17/26 (144A)	252,141
250,000(c)	Palmer Square Loan Funding, Ltd., Series 2020-1A,
	Class B, 0.0% (3 Month USD LIBOR + 190 bps),
	2/20/28 (144A)	250,000
300,000	Progress Residential Trust, Series 2018-SFR3, Class E,
	4.873%, 10/17/35 (144A)	311,661
210,000	Progress Residential Trust, Series 2019-SFR2, Class E,
	4.142%, 5/17/36 (144A)	215,831
200,000	Republic Finance Issuance Trust, Series 2019-A, Class A,
	3.43%, 11/22/27 (144A)	202,163
150,000	SCF Equipment Leasing LLC, Series 2019-2A, Class C,
	3.11%, 6/21/27 (144A)	152,545
250,000(c)	Sound Point CLO XXV, Ltd., Series 2019-4A, Class D, 5.941%
	(3 Month USD LIBOR + 411 bps), 1/15/33 (144A)	249,982
250,000(c)	Sound Point CLO XXV, Ltd., Series 2019-4A, Class E, 9.451%
	(3 Month USD LIBOR + 762 bps), 1/15/33 (144A)	247,782
206,573	SpringCastle Funding Asset-Backed Notes, Series 2019-AA,
	Class A, 3.2%, 5/27/36 (144A)	208,998
250,000(c)	Symphony CLO XXII, Ltd., Series 2020-22A, Class C, 0.0%
	(3 Month USD LIBOR + 215 bps), 4/18/33 (144A)	250,000
211,826(d)	Towd Point Mortgage Trust, Series 2018-SJ1, Class A1,
	4.0%, 10/25/58 (144A)	213,510
170,000	Tricon American Homes Trust, Series 2019-SFR1, Class A,
	2.75%, 3/17/38 (144A)	173,259
447,844	Welk Resorts LLC, Series 2019-AA, Class C, 3.34%,
	6/15/38 (144A)	454,786
72,279	Westgate Resorts LLC, Series 2016-1A, Class B, 4.5%,
	12/20/28 (144A)	72,331
100,000	Westlake Automobile Receivables Trust, Series 2019-3A,
	Class E, 3.59%, 3/17/25 (144A)	101,494
	TOTAL ASSET BACKED SECURITIES
	(Cost $7,774,774)	$ 7,889,577
	COLLATERALIZED MORTGAGE OBLIGATIONS — 7.1%
	of Net Assets
110,000(d)	Angel Oak Mortgage Trust I LLC, Series 2019-1, Class M1,
	4.5%, 11/25/48 (144A)	$ 113,834
200,000(d)	BAMLL Commercial Mortgage Securities Trust, Series
	2016-FR14, Class A, 2.944%, 2/27/48 (144A)	200,016
500,000	BANK, Series 2017-BNK7, Class AS, 3.748%, 9/15/60	549,041

The accompanying notes are an integral part of these financial statements.

Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20 23

Schedule of Investments | 1/31/20 (unaudited) (continued)
Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)
324,712(c)	Bear Stearns ALT-A Trust, Series 2005-7, Class 11A1,
	2.201% (1 Month USD LIBOR + 54 bps), 8/25/35	$ 328,738
222,185(c)	Bellemeade Re, Ltd., Series 2018-1A, Class M1B, 3.261%
	(1 Month USD LIBOR + 160 bps), 4/25/28 (144A)	222,692
150,000(c)	Bellemeade Re, Ltd., Series 2018-3A, Class M1B, 3.511%
	(1 Month USD LIBOR + 185 bps), 10/25/28 (144A)	150,824
150,000(c)	Bellemeade Re, Ltd., Series 2019-1A, Class M1B, 3.411%
	(1 Month USD LIBOR + 175 bps), 3/25/29 (144A)	150,005
150,000	Benchmark Mortgage Trust, Series 2019-B14, Class AS,
	3.352%, 12/15/62	161,323
400,000(c)	BX Commercial Mortgage Trust , Series 2020-BXLP, Class D,
	3.0% (1 Month USD LIBOR + 125 bps), 12/15/29 (144A)	400,875
100,000	CD Mortgage Trust, Series 2018-CD7, Class A3,
	4.013%, 8/15/51	113,520
250,000	CFCRE Commercial Mortgage Trust, Series 2016-C3,
	Class A2, 3.597%, 1/10/48	269,881
250,000(c)	CHC Commercial Mortgage Trust, Series 2019-CHC, Class E,
	4.026% (1 Month USD LIBOR + 235 bps), 6/15/34 (144A)	250,000
500,000(d)	Citigroup Commercial Mortgage Trust, Series 2014-GC19,
	Class B, 4.805%, 3/10/47	547,048
472,249(d)	Citigroup Mortgage Loan Trust, Inc., Series 2018-RP1,
	Class A1, 3.0%, 9/25/64 (144A)	481,231
675,388(d)	Citigroup Mortgage Loan Trust, Inc., Series 2018-RP2,
	Class A1, 3.5%, 2/25/58 (144A)	697,560
500,000	COMM Mortgage Trust, Series 2012-CR2, Class AM,
	3.791%, 8/15/45	516,783
334,196	COMM Mortgage Trust, Series 2014-UBS3, Class A3,
	3.546%, 6/10/47	355,081
750,000	COMM Mortgage Trust, Series 2015-3BP, Class A, 3.178%,
	2/10/35 (144A)	795,196
250,000(d)	COMM Mortgage Trust, Series 2015-CR23, Class CMD,
	3.807%, 5/10/48 (144A)	250,093
822,370(c)	Connecticut Avenue Securities Trust, Series 2019-R02,
	Class 1M2, 3.961% (1 Month USD LIBOR + 230 bps),
	8/25/31 (144A)	831,158
190,000(c)	Connecticut Avenue Securities Trust, Series 2019-R06,
	Class 2M2, 3.761% (1 Month USD LIBOR + 210 bps),
	9/25/39 (144A)	192,133
230,000(c)	Connecticut Avenue Securities Trust, Series 2019-R07,
	Class 1M2, 3.761% (1 Month USD LIBOR + 210 bps),
	10/25/39 (144A)	232,743
100,000(c)	Connecticut Avenue Securities Trust , Series 2020-R01,
	Class 1M2, 3.742% (1 Month USD LIBOR + 205 bps),
	1/25/40 (144A)	101,072
2,808	Credit Suisse First Boston Mortgage Securities Corp., Series
	2005-C2, Class AMFX, 4.877%, 4/15/37	2,792

The accompanying notes are an integral part of these financial statements.
26 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)
400,000(c)	Credit Suisse Mortgage Capital Certificates, Series
	2019-ICE4, Class E, 3.826% (1 Month USD LIBOR +
	215 bps), 5/15/36 (144A)	$ 401,933
100,000(d)	CSAIL Commercial Mortgage Trust, Series 2015-C4,
	Class B, 4.483%, 11/15/48	108,306
500,000(d)	CSAIL Commercial Mortgage Trust, Series 2016-C5,
	Class C, 4.729%, 11/15/48	542,311
706,614(d)	CSMC Trust, Series 2019-RPL1, Class A1A, 3.65%,
	7/25/58 (144A)	737,520
149,213(c)	Eagle Re, Ltd., Series 2018-1, Class M1, 3.361%
	(1 Month USD LIBOR + 170 bps), 11/25/28 (144A)	149,480
350,000(c)	Eagle Re, Ltd., Series 2019-1, Class M1B, 3.461%
	(1 Month USD LIBOR + 180 bps), 4/25/29 (144A)	351,199
234,325(d)	EverBank Mortgage Loan Trust, Series 2013-2, Class A,
	3.0%, 6/25/43 (144A)	237,935
340,000(c)	Fannie Mae Connecticut Avenue Securities, Series
	2018-C03, Class 1M2, 3.811% (1 Month USD
	LIBOR + 215 bps), 10/25/30	346,210
88,141(c)	Federal Home Loan Mortgage Corp. REMICS, Series
	1671, Class S, 2.326% (1 Month USD LIBOR +
	65 bps), 2/15/24	89,266
767,839	Federal Home Loan Mortgage Corp. REMICS, Series
	3816, Class HA, 3.5%, 11/15/25	804,754
29,234(c)	Federal Home Loan Mortgage Corp. REMICS, Series
	3868, Class FA, 2.076% (1 Month USD LIBOR +
	40 bps), 5/15/41	29,174
232,792(c)(e)	Federal Home Loan Mortgage Corp. REMICS, Series
	4091, Class SH, 4.874% (1 Month USD LIBOR +
	655 bps), 8/15/42	49,499
38,489(c)	Federal National Mortgage Association REMICS, Series
	2006-23, Class FP, 1.961% (1 Month USD LIBOR +
	30 bps), 4/25/36	38,253
28,747(c)	Federal National Mortgage Association REMICS, Series
	2006-104, Class GF, 1.981% (1 Month USD LIBOR +
	32 bps), 11/25/36	28,583
16,817(c)	Federal National Mortgage Association REMICS, Series
	2007-93, Class FD, 2.211% (1 Month USD LIBOR +
	55 bps), 9/25/37	16,588
96,476(c)	Federal National Mortgage Association REMICS, Series
	2011-63, Class FG, 2.111% (1 Month USD LIBOR +
	45 bps), 7/25/41	96,472
204,239(c)	Freddie Mac Stacr Trust, Series 2018-HQA2, Class M1,
	2.411% (1 Month USD LIBOR + 75 bps), 10/25/48 (144A)	204,312
320,360(c)	Freddie Mac Stacr Trust, Series 2019-DNA2, Class M2,
	4.111% (1 Month USD LIBOR + 245 bps), 3/25/49 (144A)	325,052
80,000(c)	Freddie Mac Stacr Trust, Series 2019-HQA1, Class M2,
	4.011% (1 Month USD LIBOR + 235 bps), 2/25/49 (144A)	81,045

The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20 27

Schedule of Investments | 1/31/20 (unaudited) (continued)
Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)
310,000(c)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2017-DNA3, Class M2, 4.161% (1 Month USD
	LIBOR + 250 bps), 3/25/30	$ 321,145
1,767,245(d)(e)	Government National Mortgage Association, Series
	2017-21, Class IO, 0.775%, 10/16/58	117,594
400,000(c)	GS Mortgage Securities Corp. Trust, Series 2020-DUNE,
	Class C, 3.35% (1 Month USD LIBOR + 165 bps),
	12/15/36 (144A)	400,000
290,000	GS Mortgage Securities Trust, Series 2015-GC28,
	Class A5, 3.396%, 2/10/48	309,753
506,135(d)	GS Mortgage-Backed Securities Trust, Series 2019-SL1,
	Class A1, 2.625%, 1/25/59 (144A)	505,514
89,263(c)	Home Re, Ltd., Series 2018-1, Class M1, 3.261%
	(1 Month USD LIBOR + 160 bps), 10/25/28 (144A)	89,388
174,759(c)	Home Re, Ltd., Series 2019-1, Class M1, 3.311%
	(1 Month USD LIBOR + 165 bps), 5/25/29 (144A)	175,065
200,000	JP Morgan Chase Commercial Mortgage Securities Trust,
	Series 2016-JP2, Class A4, 2.822%, 8/15/49	209,247
375,000	JP Morgan Chase Commercial Mortgage Securities Trust,
	Series 2018-WPT, Class AFX, 4.248%, 7/5/33 (144A)	402,703
615,106(d)	JP Morgan Mortgage Trust, Series 2019-9, Class A3, 3.5%,
	5/25/50 (144A)	633,444
528,874(d)	JP Morgan Mortgage Trust, Series 2019-LTV1, Class A3,
	4.0%, 6/25/49 (144A)	538,460
250,000	JPMDB Commercial Mortgage Securities Trust, Series
	2018-C8, Class A4, 4.211%, 6/15/51	287,155
2,450,000(d)(e)	JPMDB Commercial Mortgage Securities Trust, Series
	2018-C8, Class XB, 0.193%, 6/15/51	27,084
950,000(d)	Mill City Mortgage Loan Trust, Series 2018-4, Class A1B,
	3.5%, 4/25/66 (144A)	982,781
300,000	Morgan Stanley Capital I Trust, Series 2018-MP, Class A,
	4.418%, 7/11/40 (144A)	347,092
360,000(c)	Mortgage Insurance-Linked Notes, Series 2020-1,
	Class M1C, 3.41% (1 Month USD LIBOR +
	175 bps), 2/25/30 (144A)	360,646
213,590(d)	New Residential Mortgage Loan Trust, Series 2019-NQM4,
	Class A1, 2.492%, 9/25/59 (144A)	215,111
233,774(d)	New Residential Mortgage Loan Trust, Series 2019-RPL2,
	Class A1, 3.25%, 2/25/59 (144A)	240,545
265,000(c)	NovaStar Mortgage Funding Trust, Series 2004-3, Class M4,
	3.236% (1 Month USD LIBOR + 158 bps), 12/25/34	269,411
459,000(d)	PMT Loan Trust, Series 2013-J1, Class A11, 3.5%,
	9/25/43 (144A)	472,196
56,548(c)	Radnor Re, Ltd., Series 2018-1, Class M1, 3.061%
	(1 Month USD LIBOR + 140 bps), 3/25/28 (144A)	56,564
300,000(c)	Radnor Re, Ltd., Series 2019-1, Class M1B, 3.611%
	(1 Month USD LIBOR + 195 bps), 2/25/29 (144A)	300,660

The accompanying notes are an integral part of these financial statements.
28 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20

Principal
Amount
USD ($)		Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)
250,000(d)	RMF Buyout Issuance Trust , Series 2020-1, Class M2,
	2.623%, 2/25/30 (144A)	$ 250,000
128,594(d)	RMF Proprietary Issuance Trust, Series 2019-1, Class A,
	2.75%, 10/25/63 (144A)	128,008
489,053(d)	Sequoia Mortgage Trust, Series 2013-8, Class A1,
	3.0%, 6/25/43	496,587
280,000(c)	STACR Trust, Series 2018-DNA3, Class M2, 3.892%
	(1 Month USD LIBOR + 210 bps), 9/25/48 (144A)	283,486
330,000(c)	STACR Trust, Series 2018-HRP2, Class M3, 4.061%
	(1 Month USD LIBOR + 240 bps), 2/25/47 (144A)	338,925
750,000(d)	Towd Point Mortgage Trust, Series 2015-5, Class M1,
	3.5%, 5/25/55 (144A)	779,174
550,000(d)	Towd Point Mortgage Trust, Series 2016-3, Class M1,
	3.5%, 4/25/56 (144A)	573,825
1,100,000(d)	Towd Point Mortgage Trust, Series 2017-6, Class A2,
	3.0%, 10/25/57 (144A)	1,127,553
254,538(d)	Visio Trust, Series 2019-2, Class A1, 2.722%,
	11/25/54 (144A)	256,868
250,000(d)	WFRBS Commercial Mortgage Trust , Series 2014-C25,
	Class D, 3.803%, 11/15/47 (144A)	238,270
202,313(d)	WinWater Mortgage Loan Trust, Series 2015-2, Class A5,
	3.0%, 2/20/45 (144A)	201,609
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $23,759,015)	$ 24,487,394
CORPORATE BONDS — 11.1% of Net Assets
Advertising — 0.0%†
25,000	Lamar Media Corp., 3.75%, 2/15/28 (144A)	$ 25,167
15,000	Lamar Media Corp., 4.0%, 2/15/30 (144A)	15,113
	Total Advertising	$ 40,280
Aerospace & Defense — 0.1%
355,000	Rockwell Collins, Inc., 3.2%, 3/15/24	$ 374,540
	Total Aerospace & Defense	$ 374,540
Airlines — 0.0%†
146,789	Air Canada 2017-1 Class AA Pass Through Trust, 3.3%,
	1/15/30 (144A)	$ 154,727
	Total Airlines	$ 154,727
Auto Manufacturers — 0.1%
300,000	Ford Motor Credit Co. LLC, 5.584%, 3/18/24	$ 326,583
	Total Auto Manufacturers	$ 326,583
Banks — 2.4%
200,000	ABN AMRO Bank NV, 4.8%, 4/18/26 (144A)	$ 222,966
200,000(d)	AIB Group Plc, 4.263% (3 Month USD LIBOR +
	187 bps), 4/10/25 (144A)	214,122

The accompanying notes are an integral part of these financial statements.

Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20 29

Schedule of Investments | 1/31/20 (unaudited) (continued)
Principal
Amount
USD ($)		Value
	Banks — (continued)
200,000	Banco Santander Chile, 2.7%, 1/10/25 (144A)	$ 201,002
205,000(b)(d)	Bank of America Corp., 4.3% (3 Month USD
	LIBOR + 266 bps)	205,000
475,000(b)(d)	BNP Paribas SA, 6.625% (5 Year USD Swap Rate +
	415 bps) (144A)	517,750
200,000	BPCE SA, 4.875%, 4/1/26 (144A)	225,183
250,000	Capital One NA, 2.15%, 9/6/22	251,942
245,000(b)(d)	Citigroup, Inc., 4.7% (SOFRRATE + 323 bps)	249,594
200,000	Cooperatieve Rabobank UA, 3.875%, 2/8/22	208,668
250,000	Cooperatieve Rabobank UA, 3.95%, 11/9/22	262,579
250,000	Credit Suisse AG, 2.1%, 11/12/21	251,664
391,000(b)(d)	Credit Suisse Group AG, 5.1% (5 Year CMT Index +
	329 bps) (144A)	394,910
465,000(b)(d)	Credit Suisse Group AG, 7.125% (5 Year USD Swap
	Rate + 511 bps)	501,619
195,000(d)	Goldman Sachs Group, Inc., 3.272% (3 Month USD LIBOR +
	120 bps), 9/29/25	204,889
140,000(d)	Goldman Sachs Group, Inc., 4.223% (3 Month USD LIBOR +
	130 bps), 5/1/29	157,936
200,000	HSBC Holdings Plc, 4.875%, 1/14/22	211,514
200,000	Intesa Sanpaolo S.p.A., 4.7%, 9/23/49 (144A)	218,804
413,000(b)(d)	JPMorgan Chase & Co., 4.6% (SOFRRATE + 313 bps)	420,930
951,000(b)(d)	JPMorgan Chase & Co., 5.0% (SOFRRATE + 338 bps)	994,746
250,000	Morgan Stanley, 4.1%, 5/22/23	266,358
450,000	Nordea Bank Abp, 4.25%, 9/21/22 (144A)	475,010
375,000	PNC Bank NA, 2.7%, 10/22/29	386,208
650,000(b)(d)	Societe Generale SA, 7.375% (5 Year USD Swap Rate +
	624 bps) (144A)	692,120
225,000	Sumitomo Mitsui Financial Group, Inc., 3.202%, 9/17/29	236,349
240,000(b)(d)	UBS Group AG, 7.0% (5 Year USD Swap Rate +
	434 bps) (144A)	264,266
65,000(b)(d)	UBS Group AG, 7.125% (5 Year USD Swap Rate + 588 bps)	68,728
	Total Banks	$ 8,304,857
	Biotechnology — 0.0%†
61,000	Biogen, Inc., 5.2%, 9/15/45	$ 75,794
	Total Biotechnology	$ 75,794
	Building Materials — 0.0%†
48,000	Standard Industries, Inc., 5.5%, 2/15/23 (144A)	$ 48,720
	Total Building Materials	$ 48,720

The accompanying notes are an integral part of these financial statements.
30 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20

Principal
Amount
USD ($)		Value
	Chemicals — 0.1%
220,000	Albemarle Wodgina Pty, Ltd., 3.45%, 11/15/29 (144A)	$ 228,026
10,000	NOVA Chemicals Corp., 4.875%, 6/1/24 (144A)	10,150
36,000	NOVA Chemicals Corp., 5.25%, 6/1/27 (144A)	36,630
	Total Chemicals	$ 274,806
	Commercial Services — 0.1%
35,000	Allied Universal Holdco LLC/Allied Universal Finance Corp.,
	6.625%, 7/15/26 (144A)	$ 37,209
115,000	Garda World Security Corp., 4.625%, 2/15/27 (144A)	113,833
115,000	Prime Security Services Borrower LLC/Prime Finance, Inc.,
	6.25%, 1/15/28 (144A)	113,591
70,000	United Rentals North America, Inc., 3.875%, 11/15/27	70,700
71,000	Verisk Analytics, Inc., 5.5%, 6/15/45	93,024
	Total Commercial Services	$ 428,357
	Computers — 0.0%†
80,000	NCR Corp., 6.375%, 12/15/23	$ 82,022
	Total Computers	$ 82,022
	Diversified Financial Services — 0.2%
300,000	Capital One Financial Corp., 3.75%, 4/24/24	$ 320,531
110,000	Capital One Financial Corp., 4.25%, 4/30/25	121,357
15,000	Nationstar Mortgage Holdings, Inc., 6.0%, 1/15/27 (144A)	15,265
53,000	Nationstar Mortgage Holdings, Inc., 9.125%,
	7/15/26 (144A)	58,854
250,000	TD Ameritrade Holding Corp., 3.3%, 4/1/27	268,314
	Total Diversified Financial Services	$ 784,321
	Electric — 1.3%
125,000	American Electric Power Co., Inc., 4.3%, 12/1/28	$ 142,104
35,000	Clearway Energy Operating LLC, 4.75%, 3/15/28 (144A)	36,010
220,000	Consolidated Edison Co. of New York, Inc., 4.625%, 12/1/54	280,528
76,000(f)	Dominion Energy, Inc., 3.071%, 8/15/24	78,885
222,000(b)(d)	Dominion Energy, Inc., 4.65% (5 Year CMT Index + 299 bps)	230,296
250,000	Duke Energy Carolinas LLC, 3.95%, 3/15/48	294,570
230,000	Edison International, 2.95%, 3/15/23	235,629
200,000(d)	Enel S.p.A., 8.75% (5 Year USD Swap Rate + 588 bps),
	9/24/73 (144A)	236,000
310,000	Iberdrola International BV, 6.75%, 7/15/36	453,427
121,000	New York State Electric & Gas Corp., 3.3%, 9/15/49 (144A)	120,040
365,000	NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27	395,213
250,000	PPL Capital Funding, Inc., 3.1%, 5/15/26	261,564
175,000	PPL Capital Funding, Inc., 3.5%, 12/1/22	181,382
215,000	Sempra Energy, 3.4%, 2/1/28	228,080

The accompanying notes are an integral part of these financial statements.

Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20 31

Schedule of Investments | 1/31/20 (unaudited) (continued)
Principal
Amount
USD ($)		Value
	Electric — (continued)
185,000	Southern California Edison Co., 4.875%, 3/1/49	$ 227,947
300,000	Southwestern Electric Power Co., 3.9%, 4/1/45	329,007
200,000	Virginia Electric & Power Co., 4.45%, 2/15/44	247,625
	Total Electric	$ 3,978,307
	Electronics — 0.3%
220,000	Amphenol Corp., 3.125%, 9/15/21	$ 224,511
81,000	Amphenol Corp., 3.2%, 4/1/24	84,942
113,000	Amphenol Corp., 4.35%, 6/1/29	128,646
250,000	Flex, Ltd., 4.75%, 6/15/25	273,922
348,000	Flex, Ltd., 4.875%, 6/15/29	389,175
	Total Electronics	$ 1,101,196
	Energy-Alternate Sources — 0.1%
53,358	Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)	$ 61,084
120,000	TerraForm Power Operating LLC, 4.75%, 1/15/30 (144A)	126,451
	Total Energy-Alternate Sources	$ 187,535
	Food — 0.1%
50,000	Albertsons Cos, Inc./Safeway, Inc./New Albertsons
	LP/Albertsons LLC, 4.875%, 2/15/30 (144A)	$ 51,324
300,000	Mondelez International Holdings Netherlands BV, 2.0%,
	10/28/21 (144A)	301,118
50,000	Smithfield Foods, Inc., 2.65%, 10/3/21 (144A)	49,899
	Total Food	$ 402,341
	Forest Products & Paper — 0.1%
250,000	International Paper Co., 6.0%, 11/15/41	$ 323,760
41,000	International Paper Co., 7.3%, 11/15/39	59,453
	Total Forest Products & Paper	$ 383,213
	Gas — 0.2%
325,000	Boston Gas Co., 3.15%, 8/1/27 (144A)	$ 344,852
250,000	Southern California Gas Co., 5.125%, 11/15/40	321,193
	Total Gas	$ 666,045
	Healthcare-Products — 0.2%
224,000	Abbott Laboratories, 3.75%, 11/30/26	$ 248,674
250,000	Edwards Lifesciences Corp., 4.3%, 6/15/28	283,866
	Total Healthcare-Products	$ 532,540
	Healthcare-Services — 0.1%
35,000	Centene Corp., 4.25%, 12/15/27 (144A)	$ 36,488
70,000	Centene Corp., 4.625%, 12/15/29 (144A)	75,243
350,000	UnitedHealth Group, Inc., 3.1%, 3/15/26	373,546
	Total Healthcare-Services	$ 485,277

The accompanying notes are an integral part of these financial statements.

32 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20

Principal
Amount
USD ($)		Value
	Home Builders — 0.0%†
83,000	Meritage Homes Corp., 6.0%, 6/1/25	$ 93,790
	Total Home Builders	$ 93,790
	Household Products & Wares — 0.1%
195,000	Church & Dwight Co., Inc., 2.45%, 8/1/22	$ 198,254
	Total Household Products & Wares	$ 198,254
	Industrial — 0.0%†
124,000	Petroleos Mexicanos, 5.35%, 2/12/28	$ 125,122
	Total Industrial	$ 125,122
	Insurance — 1.1%
250,000	AXA SA, 8.6%, 12/15/30	$ 370,590
65,000	CNO Financial Group, Inc., 5.25%, 5/30/29	73,287
50,000(d)	Farmers Exchange Capital III, 5.454% (3 Month USD
	LIBOR + 345 bps), 10/15/54 (144A)	59,119
225,000(d)	Farmers Insurance Exchange, 4.747% (3 Month USD
	LIBOR + 323 bps), 11/1/57 (144A)	237,737
155,000	Great-West Lifeco Finance 2018 LP, 4.581%,
	5/17/48 (144A)	191,730
875,000	Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)	1,333,569
115,000	Nationwide Financial Services, Inc., 3.9%, 11/30/49 (144A)	125,798
250,000	Nationwide Financial Services, Inc., 5.3%, 11/18/44 (144A)	308,796
215,000	New York Life Global Funding, 2.875%, 4/10/24 (144A)	224,453
220,000	Principal Financial Group, Inc., 3.3%, 9/15/22	228,239
250,000	Prudential Financial, Inc., 3.878%, 3/27/28	279,873
110,000	Teachers Insurance & Annuity Association of America,
	4.27%, 5/15/47 (144A)	131,176
110,000	Teachers Insurance & Annuity Association of America,
	4.9%, 9/15/44 (144A)	140,837
20,000	Teachers Insurance & Annuity Association of America,
	6.85%, 12/16/39 (144A)	30,049
48,000	Willis North America, Inc., 2.95%, 9/15/29	48,995
	Total Insurance	$ 3,784,248
	Internet — 0.1%
285,000	Booking Holdings, Inc., 3.65%, 3/15/25	$ 309,370
137,000	Expedia Group, Inc., 3.25%, 2/15/30 (144A)	134,666
	Total Internet	$ 444,036
	Iron & Steel — 0.0%†
35,000	Steel Dynamics, Inc., 3.45%, 4/15/30	$ 36,079
	Total Iron & Steel	$ 36,079

The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20 33

Schedule of Investments | 1/31/20 (unaudited) (continued)
Principal
Amount
USD ($)		Value
	Machinery-Construction & Mining — 0.3%
175,000	Caterpillar Financial Services Corp., 1.9%, 9/6/22	$ 176,004
515,000	Caterpillar Financial Services Corp., 2.15%, 11/8/24	522,874
	Total Machinery-Construction & Mining	$ 698,878
	Media — 0.1%
170,000	Comcast Corp., 4.15%, 10/15/28	$ 195,017
120,000	Diamond Sports Group LLC/Diamond Sports Finance
	Co., 6.625%, 8/15/27 (144A)	112,200
	Total Media	$ 307,217
	Mining — 0.2%
200,000	Anglo American Capital Plc, 4.875%, 5/14/25 (144A)	$ 223,578
250,000	Corp Nacional del Cobre de Chile, 5.625%,
	10/18/43 (144A)	325,874
40,000	Novelis Corp., 4.75%, 1/30/30 (144A)	40,176
	Total Mining	$ 589,628
	Multi-National — 0.1%
370,000	Banque Ouest Africaine de Developpement, 4.7%,
	10/22/31 (144A)	$ 387,619
	Total Multi-National	$ 387,619
	Oil & Gas — 0.4%
25,000	Apache Corp., 4.25%, 1/15/30	$ 26,295
280,000	Apache Corp., 4.375%, 10/15/28	296,804
133,000	Cenovus Energy, Inc., 6.75%, 11/15/39	167,407
125,000	EQT Corp., 6.125%, 2/1/25	113,496
95,000	MEG Energy Corp., 7.125%, 2/1/27 (144A)	94,079
110,000	Newfield Exploration Co., 5.625%, 7/1/24	121,411
93,000	Noble Energy, Inc., 5.25%, 11/15/43	103,307
250,000	Sinopec Group Overseas Development 2014, Ltd.,
	4.375%, 4/10/24 (144A)	271,427
162,000	Valero Energy Corp., 6.625%, 6/15/37	218,666
	Total Oil & Gas	$ 1,412,892
	Pharmaceuticals — 0.7%
618,000	AbbVie, Inc., 3.2%, 11/21/29 (144A)	$ 641,784
117,000	AbbVie, Inc., 4.05%, 11/21/39 (144A)	127,306
200,000	Bayer US Finance II LLC, 4.25%, 12/15/25 (144A)	220,624
135,000	Cigna Corp., 4.375%, 10/15/28	152,209
107,751	CVS Pass-Through Trust, 5.298%, 1/11/27 (144A)	116,604
91,565	CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)	106,753
72,516	CVS Pass-Through Trust, 8.353%, 7/10/31 (144A)	94,257
285,000	Perrigo Finance Unlimited Co., 3.9%, 12/15/24	300,421
200,000	Perrigo Finance Unlimited Co., 4.375%, 3/15/26	214,219

The accompanying notes are an integral part of these financial statements.
34 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20

Principal
Amount
USD ($)		Value
	Pharmaceuticals — (continued)
200,000	Teva Pharmaceutical Finance Netherlands III BV, 7.125%,
	1/31/25 (144A)	$ 210,504
	Total Pharmaceuticals	$ 2,184,681
	Pipelines — 1.3%
56,000	Cameron LNG LLC, 3.302%, 1/15/35 (144A)	$ 59,075
148,000	Cameron LNG LLC, 3.402%, 1/15/38 (144A)	155,647
25,000	Cheniere Energy Partners LP, 4.5%, 10/1/29 (144A)	25,438
135,000	Cheniere Energy Partners LP, 5.25%, 10/1/25	139,050
68,000	Enable Midstream Partners LP, 4.4%, 3/15/27	68,519
332,000	Enable Midstream Partners LP, 4.95%, 5/15/28	342,423
225,000	Enbridge, Inc., 3.7%, 7/15/27	240,649
215,000(b)(d)	Energy Transfer Operating LP, 7.125% (5 Year CMT
	Index + 531 bps)	219,838
210,000	EnLink Midstream Partners LP, 5.45%, 6/1/47	165,900
47,000	EnLink Midstream Partners LP, 5.6%, 4/1/44	36,895
85,000	Hess Midstream Operations LP, 5.125%, 6/15/28 (144A)	87,740
345,000	Kinder Morgan, Inc., 5.05%, 2/15/46	389,356
108,000(c)	MPLX LP, 2.785% (3 Month USD LIBOR + 90 bps), 9/9/21	108,397
280,000	MPLX LP, 4.25%, 12/1/27 (144A)	299,030
105,000	MPLX LP, 4.875%, 12/1/24	115,554
55,000	MPLX LP, 4.875%, 6/1/25	60,935
400,000	Phillips 66 Partners LP, 3.75%, 3/1/28	425,350
290,000	Sabine Pass Liquefaction LLC, 5.0%, 3/15/27	323,401
176,000	Targa Resources Partners LP/Targa Resources Partners
	Finance Corp., 5.0%, 1/15/28	179,080
300,000	Texas Eastern Transmission LP, 3.5%, 1/15/28 (144A)	313,819
205,000	Williams Cos., Inc., 5.75%, 6/24/44	243,853
242,000	Williams Cos., Inc., 7.75%, 6/15/31	319,894
	Total Pipelines	$ 4,319,843
	Real Estate — 0.1%
250,000(b)(d)	AT Securities BV, 5.25% (5 Year USD Swap Rate + 355 bps)	$ 261,575
	Total Real Estate	$ 261,575
	REITs — 0.6%
50,000	Alexandria Real Estate Equities, Inc., 3.45%, 4/30/25	$ 53,334
100,000	Alexandria Real Estate Equities, Inc., 3.95%, 1/15/27	110,083
250,000	Boston Properties LP, 2.75%, 10/1/26	258,308
300,000	Duke Realty LP, 3.75%, 12/1/24	323,014
250,000	Essex Portfolio LP, 3.5%, 4/1/25	267,237
250,000	Highwoods Realty LP, 3.625%, 1/15/23	259,900
160,000	iStar, Inc., 4.25%, 8/1/25	160,800
65,000	iStar, Inc., 4.75%, 10/1/24	67,600

The accompanying notes are an integral part of these financial statements.

Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20 35

Schedule of Investments | 1/31/20 (unaudited) (continued)
Principal
Amount
USD ($)		Value
	REITs — (continued)
96,000	MPT Operating Partnership LP/MPT Finance Corp.,
	4.625%, 8/1/29	$ 100,320
155,000	UDR, Inc., 4.0%, 10/1/25	170,086
140,000	UDR, Inc., 4.4%, 1/26/29	160,544
	Total REITs	$ 1,931,226
	Retail — 0.0%†
25,000	QVC, Inc., 4.75%, 2/15/27	$ 25,231
	Total Retail	$ 25,231
	Software — 0.1%
122,000	Fiserv, Inc., 3.8%, 10/1/23	$ 129,858
235,000	salesforce.com, Inc., 3.7%, 4/11/28	262,765
	Total Software	$ 392,623
	Telecommunications — 0.1%
110,000	CenturyLink, Inc., 5.8%, 3/15/22	$ 115,943
200,000	Deutsche Telekom International Finance BV, 1.95%,
	9/19/21 (144A)	200,579
130,000	Level 3 Financing, Inc., 4.625%, 9/15/27 (144A)	133,578
	Total Telecommunications	$ 450,100
	Transportation — 0.3%
150,000	Burlington Northern Santa Fe LLC, 5.15%, 9/1/43	$ 199,299
250,000	FedEx Corp., 4.55%, 4/1/46	269,218
250,000	Norfolk Southern Corp., 2.9%, 6/15/26	263,130
370,000	Union Pacific Corp., 3.375%, 2/1/35	398,698
60,000	Union Pacific Corp., 3.75%, 2/5/70	61,224
	Total Transportation	$ 1,191,569
	Trucking & Leasing — 0.1%
65,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 3.35%,
	11/1/29 (144A)	$ 67,240
205,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 3.375%,
	2/1/22 (144A)	210,362
99,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 4.2%,
	4/1/27 (144A)	108,393
	Total Trucking & Leasing	$ 385,995
	Water — 0.0%†
75,000	Aqua America, Inc., 3.566%, 5/1/29	$ 80,787
	Total Water	$ 80,787
	TOTAL CORPORATE BONDS
	(Cost $35,445,785)	$ 37,932,854

The accompanying notes are an integral part of these financial statements.
36 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20

Principal
Amount
USD ($)		Value
FOREIGN GOVERNMENT BOND — 0.1%
of Net Assets
Mexico — 0.1%
300,000	Mexico Government International Bond, 4.6%, 2/10/48	$ 340,953
	Total Mexico	$ 340,953
TOTAL FOREIGN GOVERNMENT BOND
	(Cost $276,450)	$ 340,953
INSURANCE-LINKED SECURITIES — 0.6%
of Net Assets(g)
Event Linked Bonds — 0.5%
Earthquakes – California — 0.1%
250,000(c)	Ursa Re, 5.046% (3 Month U.S. Treasury Bill +
	350 bps), 5/27/20 (144A)	$ 247,750
Multiperil – U.S. — 0.2%
250,000(c)	Residential Reinsurance 2016, 5.516% (3 Month U.S.
	Treasury Bill + 397 bps), 12/6/20 (144A)	$ 248,800
250,000(c)	Residential Reinsurance 2017, 7.306% (3 Month U.S.
	Treasury Bill + 576 bps), 12/6/21 (144A)	243,600
250,000(c)	Tailwind Re 2017-1, 8.906% (3 Month U.S. Treasury
	Bill + 736 bps), 1/8/22 (144A)	251,125
$ 743,525
Multiperil – U.S. & Canada — 0.1%
250,000(c)	Mona Lisa Re, 9.046% (3 Month U.S. Treasury Bill +
	750 bps), 1/9/23 (144A)	$ 249,600
250,000(c)	Mona Lisa Re, Series B, 9.546% (3 Month U.S. Treasury
	Bill + 800 bps), 1/9/23 (144A)	249,575
$ 499,175
Windstorm – Texas — 0.1%
250,000(c)	Alamo Re, 5.021% (3 Month U.S. Treasury Bill +
	348 bps), 6/7/21 (144A)	$ 248,475
	Total Event Linked Bonds	$ 1,738,925

Face
Amount
USD ($)
Collateralized Reinsurance — 0.0%†
Multiperil – Worldwide — 0.0%†
250,000+(a)(h)	Resilience Re, 4/6/20	$ 25
	Total Collateralized Reinsurance	$ 25
Reinsurance Sidecars — 0.1%
Multiperil – U.S. — 0.0%†
125,001+(a)(h)	Sector Re V, Series 7, Class G, 3/1/22 (144A)	$ 19,945

The accompanying notes are an integral part of these financial statements.

Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20 37

Schedule of Investments | 1/31/20 (unaudited) (continued)
Face
Amount
USD ($)		Value
	Multiperil – Worldwide — 0.1%
250,000+(a)(h)	Bantry Re 2016, 3/31/20	$ 20,150
100,000+(a)(i)	Lorenz Re 2018, 7/1/21	10,150
250,000+(a)(h)	Sector Re V, Series 9, Class A, 3/1/24 (144A)	202,328
		$ 232,628
	Total Reinsurance Sidecars	$ 252,573
	TOTAL INSURANCE-LINKED SECURITIES
	(Cost $2,101,311)	$ 1,991,523

Principal
Amount
USD ($)
MUNICIPAL BONDS — 0.2% of Net Assets(j)
Municipal Education — 0.1%
100,000	Massachusetts Development Finance Agency, Phillips
	Academy, Series B, 4.844%, 9/1/43	$ 130,544
	Total Municipal Education	$ 130,544
Municipal General — 0.0%†
100,000(k)	Central Texas Regional Mobility Authority, 1/1/25	$ 93,073
	Total Municipal General	$ 93,073
Municipal Higher Education — 0.1%
200,000	University of California, Series AG, 4.062%, 5/15/33	$ 213,106
	Total Municipal Higher Education	$ 213,106
Municipal Medical — 0.0%†
100,000	Health & Educational Facilities Authority of the State of
Missouri, Washington University, Series A,
	3.685%, 2/15/47	$ 115,211
	Total Municipal Medical	$ 115,211
TOTAL MUNICIPAL BONDS
	(Cost $477,025)	$ 551,934
SENIOR SECURED FLOATING RATE LOAN
INTERESTS — 0.6% of Net Assets*(c)
Beverage, Food & Tobacco — 0.1%
210,923	Darling Ingredients, Inc. (fka Darling International, Inc.),
	Term B Loan, 3.65% (LIBOR + 200 bps), 12/18/24	$ 212,399
	Total Beverage, Food & Tobacco	$ 212,399
Broadcasting & Entertainment — 0.1%
198,075	Sinclair Television Group, Inc., Tranche B Term Loan, 3.9%
	(LIBOR + 225 bps), 1/3/24	$ 198,981
	Total Broadcasting & Entertainment	$ 198,981

The accompanying notes are an integral part of these financial statements.
38 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20

Principal
Amount
USD ($)		Value
Chemicals, Plastics & Rubber — 0.0%†
111,676	Axalta Coating Systems Dutch Holding B BV (Axalta
Coating Systems US Holdings, Inc.), Term B-3 Dollar Loan,
	3.695% (LIBOR + 175 bps), 6/1/24	$ 111,804
	Total Chemicals, Plastics & Rubber	$ 111,804
Computers & Electronics — 0.0%†
171,938	Iron Mountain Information Management LLC, Incremental
	Term B Loan, 3.395% (LIBOR + 175 bps), 1/2/26	$ 171,794
100,606	Microchip Technology, Inc., Initial Term Loan, 3.65%
	(LIBOR + 200 bps), 5/29/25	101,134
	Total Computers & Electronics	$ 272,928
Diversified & Conglomerate Service — 0.0%†
85,974	NVA Holdings, Inc., First Lien Term B-3 Loan, 6.5%
	(PRIME + 175 bps), 2/2/25	$ 86,061
122,796	Tempo Acquisition LLC, Initial Term Loan, 4.395% (LIBOR +
	275 bps), 5/1/24	123,429
96,038	West Corp., Incremental Term B-1 Loan, 5.145% (LIBOR +
	350 bps), 10/10/24	81,752
	Total Diversified & Conglomerate Service	$ 291,242
Environmental Services — 0.1%
172,423	GFL Environmental, Inc., Effective Date Incremental Term
	Loan, 4.645% (LIBOR + 300 bps), 5/30/25	$ 172,487
	Total Environmental Services	$ 172,487
Insurance — 0.0%†
79,845	Asurion LLC (fka Asurion Corp.), New B-7 Term Loan,
	4.645% (LIBOR + 300 bps), 11/3/24	$ 80,085
98,241	USI, Inc. (fka Compass Investors, Inc.), 2017 New Term
	Loan, 4.945% (LIBOR + 300 bps), 5/16/24	98,011
	Total Insurance	$ 178,096
Leasing — 0.1%
110,681	Avolon TLB Borrower 1 (US) LLC, Term B-3 Loan, 3.408%
	(LIBOR + 175 bps), 1/15/25	$ 111,338
132,638	IBC Capital I, Ltd. (aka Goodpack, Ltd.), First Lien Tranche
	B-1 Term Loan, 5.649% (LIBOR + 375 bps), 9/11/23	132,803
	Total Leasing	$ 244,141
Oil & Gas — 0.0%†
111,747	Apergy Corp., Initial Term Loan, 4.1875% (LIBOR +
	250 bps), 5/9/25	$ 112,026
	Total Oil & Gas	$ 112,026

The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20 39

Schedule of Investments | 1/31/20 (unaudited) (continued)
Principal
Amount
USD ($)		Value
	Professional & Business Services — 0.1%
172,375	SIWF Holdings, Inc., (aka Spring Window Fashions), First
	Lien Initial Term Loan, 5.895% (LIBOR +
	425 bps), 6/15/25	$ 173,614
	Total Professional & Business Services	$ 173,614
	Securities & Trusts — 0.0%†
83,194	Stonepeak Lonestar Holdings LLC, Initial Term Loan,
	6.336% (LIBOR + 450 bps), 10/19/26	$ 82,154
	Total Securities & Trusts	$ 82,154
	Telecommunications — 0.1%
100,000(l)	CenturyLink, Inc., Term B Loan, 3/15/27	$ 100,000
85,953	Sprint Communications, Inc., Initial Term Loan, 4.188%
	(LIBOR + 250 bps), 2/2/24	84,906
	Total Telecommunications	$ 184,906
	TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
	(Cost $2,243,024)	$ 2,234,778
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS —
	15.4% of Net Assets
40,044	Fannie Mae, 2.5%, 3/1/43	$ 40,611
28,656	Fannie Mae, 2.5%, 4/1/43	29,062
12,134	Fannie Mae, 2.5%, 8/1/43	12,306
24,278	Fannie Mae, 2.5%, 4/1/45	24,622
33,788	Fannie Mae, 2.5%, 4/1/45	34,267
32,604	Fannie Mae, 2.5%, 8/1/45	33,066
70,038	Fannie Mae, 3.0%, 10/1/30	72,732
139,460	Fannie Mae, 3.0%, 5/1/31	145,339
18,036	Fannie Mae, 3.0%, 2/1/43	18,775
175,956	Fannie Mae, 3.0%, 6/1/45	183,655
8,466	Fannie Mae, 3.0%, 5/1/46	8,784
15,826	Fannie Mae, 3.0%, 5/1/46	16,485
80,295	Fannie Mae, 3.0%, 5/1/46	84,033
8,476	Fannie Mae, 3.0%, 10/1/46	8,796
5,038	Fannie Mae, 3.0%, 1/1/47	5,227
21,880	Fannie Mae, 3.0%, 4/1/48	22,897
32,641	Fannie Mae, 3.0%, 7/1/49	34,069
42,551	Fannie Mae, 3.0%, 7/1/49	44,530
2,145,495	Fannie Mae, 3.0%, 11/1/49	2,194,630
868,784	Fannie Mae, 3.5%, 7/1/43	919,064
461,730	Fannie Mae, 3.5%, 9/1/44	484,802
242,863	Fannie Mae, 3.5%, 1/1/47	256,126
91,352	Fannie Mae, 3.5%, 2/1/49	94,157
93,022	Fannie Mae, 3.5%, 4/1/49	95,419
302,247	Fannie Mae, 3.5%, 5/1/49	323,624

The accompanying notes are an integral part of these financial statements.

40 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
427,844	Fannie Mae, 3.5%, 5/1/49	$ 461,172
391,340	Fannie Mae, 3.5%, 6/1/49	410,383
528,447	Fannie Mae, 3.5%, 9/1/49	545,721
663,730	Fannie Mae, 3.5%, 9/1/49	711,486
541,955	Fannie Mae, 3.5%, 10/1/49	562,686
830,590	Fannie Mae, 3.5%, 11/1/49	858,657
138,786	Fannie Mae, 4.0%, 10/1/40	151,621
300,072	Fannie Mae, 4.0%, 3/1/41	323,298
79,610	Fannie Mae, 4.0%, 5/1/42	85,499
366,297	Fannie Mae, 4.0%, 6/1/42	394,475
139,397	Fannie Mae, 4.0%, 9/1/42	150,177
352,008	Fannie Mae, 4.0%, 7/1/43	367,758
125,238	Fannie Mae, 4.0%, 8/1/43	134,136
200,410	Fannie Mae, 4.0%, 8/1/43	214,311
165,658	Fannie Mae, 4.0%, 7/1/44	176,687
209,362	Fannie Mae, 4.0%, 9/1/44	223,321
67,779	Fannie Mae, 4.0%, 4/1/47	72,598
21,783	Fannie Mae, 4.0%, 6/1/47	23,305
34,272	Fannie Mae, 4.0%, 6/1/47	36,697
901,207	Fannie Mae, 4.0%, 3/1/48	943,450
14,297	Fannie Mae, 4.0%, 9/1/49	14,933
1,340,407	Fannie Mae, 4.0%, 10/1/49	1,402,268
2,387	Fannie Mae, 4.5%, 11/1/20	2,471
302,554	Fannie Mae, 4.5%, 6/1/40	330,559
213,990	Fannie Mae, 4.5%, 4/1/41	233,897
261,969	Fannie Mae, 4.5%, 12/1/43	283,040
114,629	Fannie Mae, 4.5%, 1/1/49	121,231
801,477	Fannie Mae, 4.5%, 10/1/49	850,876
133,501	Fannie Mae, 5.0%, 5/1/31	144,074
48,230	Fannie Mae, 5.0%, 6/1/49	51,822
62,786	Fannie Mae, 5.0%, 10/1/49	67,391
13,418	Fannie Mae, 5.5%, 3/1/23	13,895
5,880	Fannie Mae, 5.5%, 3/1/34	6,323
8,980	Fannie Mae, 5.5%, 12/1/34	10,090
52,848	Fannie Mae, 5.5%, 10/1/35	59,257
20,553	Fannie Mae, 5.5%, 12/1/35	23,161
24,159	Fannie Mae, 5.5%, 12/1/35	27,233
17,058	Fannie Mae, 5.5%, 5/1/37	19,172
89,570	Fannie Mae, 5.5%, 5/1/38	100,100
585	Fannie Mae, 6.0%, 9/1/29	655
1,733	Fannie Mae, 6.0%, 8/1/32	1,994
12,468	Fannie Mae, 6.0%, 12/1/33	13,795

The accompanying notes are an integral part of these financial statements.

Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20 41

Schedule of Investments | 1/31/20 (unaudited) (continued)
Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
9,317	Fannie Mae, 6.0%, 10/1/37	$ 10,669
6,012	Fannie Mae, 6.0%, 12/1/37	6,900
12,146	Fannie Mae, 6.5%, 4/1/29	13,610
3,650	Fannie Mae, 6.5%, 7/1/29	4,046
16,330	Fannie Mae, 6.5%, 5/1/32	18,572
13,584	Fannie Mae, 6.5%, 9/1/32	15,763
7,713	Fannie Mae, 6.5%, 10/1/32	8,672
9,972	Fannie Mae, 7.0%, 1/1/36	11,458
59,348	Federal Home Loan Mortgage Corp., 3.0%, 2/1/43	61,980
110,610	Federal Home Loan Mortgage Corp., 3.0%, 4/1/43	115,514
61,362	Federal Home Loan Mortgage Corp., 3.0%, 5/1/43	63,912
128,561	Federal Home Loan Mortgage Corp., 3.0%, 6/1/46	133,900
15,810	Federal Home Loan Mortgage Corp., 3.0%, 10/1/46	16,554
31,488	Federal Home Loan Mortgage Corp., 3.0%, 12/1/46	32,796
255,499	Federal Home Loan Mortgage Corp., 3.0%, 2/1/47	266,666
10,142	Federal Home Loan Mortgage Corp., 3.0%, 11/1/47	10,592
74,703	Federal Home Loan Mortgage Corp., 3.5%, 3/1/26	77,980
119,525	Federal Home Loan Mortgage Corp., 3.5%, 11/1/28	126,202
239,549	Federal Home Loan Mortgage Corp., 3.5%, 3/1/42	253,493
339,626	Federal Home Loan Mortgage Corp., 3.5%, 7/1/44	357,437
46,276	Federal Home Loan Mortgage Corp., 3.5%, 8/1/44	48,648
81,838	Federal Home Loan Mortgage Corp., 3.5%, 3/1/46	85,636
199,084	Federal Home Loan Mortgage Corp., 3.5%, 8/1/46	212,406
215,207	Federal Home Loan Mortgage Corp., 3.5%, 8/1/46	227,777
232,391	Federal Home Loan Mortgage Corp., 3.5%, 8/1/46	245,803
18,325	Federal Home Loan Mortgage Corp., 3.5%, 6/1/47	19,390
1,156,338	Federal Home Loan Mortgage Corp., 3.5%, 8/1/49	1,193,113
226,125	Federal Home Loan Mortgage Corp., 4.0%, 2/1/40	243,757
379,285	Federal Home Loan Mortgage Corp., 4.0%, 11/1/40	408,738
410,628	Federal Home Loan Mortgage Corp., 4.0%, 11/1/40	442,530
242,207	Federal Home Loan Mortgage Corp., 4.0%, 1/1/41	261,042
150,635	Federal Home Loan Mortgage Corp., 4.0%, 7/1/44	160,779
154,819	Federal Home Loan Mortgage Corp., 4.0%, 9/1/44	165,830
434,484	Federal Home Loan Mortgage Corp., 4.0%, 10/1/44	463,773
159,465	Federal Home Loan Mortgage Corp., 4.0%, 11/1/44	170,212
43,639	Federal Home Loan Mortgage Corp., 4.0%, 4/1/47	46,769
65,038	Federal Home Loan Mortgage Corp., 4.0%, 4/1/47	69,087
149,858	Federal Home Loan Mortgage Corp., 4.0%, 4/1/47	160,584
185,832	Federal Home Loan Mortgage Corp., 4.0%, 7/1/49	194,657
66,054	Federal Home Loan Mortgage Corp., 4.0%, 9/1/49	69,358
34,137	Federal Home Loan Mortgage Corp., 4.5%, 8/1/34	37,256
141,353	Federal Home Loan Mortgage Corp., 4.5%, 5/1/40	154,571

The accompanying notes are an integral part of these financial statements.
42 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
72,260	Federal Home Loan Mortgage Corp., 4.5%, 7/1/40	$ 79,014
147,588	Federal Home Loan Mortgage Corp., 4.5%, 5/1/41	161,405
690,557	Federal Home Loan Mortgage Corp., 4.5%, 6/1/49	732,014
255,045	Federal Home Loan Mortgage Corp., 4.5%, 7/1/49	270,687
358,158	Federal Home Loan Mortgage Corp., 4.5%, 7/1/49	380,087
371,637	Federal Home Loan Mortgage Corp., 4.5%, 8/1/49	394,352
26,669	Federal Home Loan Mortgage Corp., 5.0%, 11/1/34	29,624
24,147	Federal Home Loan Mortgage Corp., 5.0%, 8/1/37	26,817
5,385	Federal Home Loan Mortgage Corp., 5.0%, 5/1/39	5,966
13,379	Federal Home Loan Mortgage Corp., 5.0%, 12/1/39	14,860
72,723	Federal Home Loan Mortgage Corp., 5.0%, 10/1/49	78,146
1,194,353	Federal Home Loan Mortgage Corp., 5.0%, 12/1/49	1,283,804
15,202	Federal Home Loan Mortgage Corp., 5.5%, 11/1/34	17,158
9,963	Federal Home Loan Mortgage Corp., 6.0%, 1/1/38	11,457
16,212	Federal Home Loan Mortgage Corp., 6.0%, 10/1/38	18,647
6,878	Federal Home Loan Mortgage Corp., 6.5%, 10/1/33	8,047
71,789	Federal Home Loan Mortgage Corp., 7.0%, 10/1/46	74,165
161,078	Government National Mortgage Association I,
	3.5%, 11/15/41	169,662
30,826	Government National Mortgage Association I,
	3.5%, 10/15/42	32,465
329,011	Government National Mortgage Association I,
	4.0%, 9/15/41	353,558
64,544	Government National Mortgage Association I,
	4.0%, 4/15/45	69,732
98,968	Government National Mortgage Association I,
	4.0%, 6/15/45	106,942
50,707	Government National Mortgage Association I,
	4.5%, 5/15/39	55,763
9,825	Government National Mortgage Association I,
	5.5%, 8/15/33	11,029
10,715	Government National Mortgage Association I,
	5.5%, 9/15/33	11,509
11,492	Government National Mortgage Association I,
	6.0%, 10/15/33	12,868
9,877	Government National Mortgage Association I,
	6.0%, 9/15/34	10,888
56,621	Government National Mortgage Association I,
	6.0%, 9/15/38	63,837
8,525	Government National Mortgage Association I,
	6.5%, 10/15/28	9,410
17,807	Government National Mortgage Association I,
	6.5%, 5/15/31	19,655
17,588	Government National Mortgage Association I,
	6.5%, 6/15/32	20,647

The accompanying notes are an integral part of these financial statements.

Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20 43

Schedule of Investments | 1/31/20 (unaudited) (continued)
Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
16,882	Government National Mortgage Association I,
	6.5%, 12/15/32	$ 19,910
21,337	Government National Mortgage Association I,
	6.5%, 5/15/33	23,697
252	Government National Mortgage Association I,
	7.0%, 8/15/28	281
2,694	Government National Mortgage Association I,
	8.0%, 2/15/30	2,701
59,858	Government National Mortgage Association II,
	4.0%, 12/20/49	62,662
633,000	Government National Mortgage Association II,
	4.0%, 1/20/50	663,631
82,534	Government National Mortgage Association II,
	4.5%, 9/20/44	87,455
31,923	Government National Mortgage Association II,
	4.5%, 10/20/44	34,487
66,866	Government National Mortgage Association II,
	4.5%, 11/20/44	72,237
623,048	Government National Mortgage Association II,
	4.5%, 7/20/49	654,379
957,174	Government National Mortgage Association II,
	4.5%, 8/20/49	1,007,846
21,710	Government National Mortgage Association II,
	5.5%, 2/20/34	24,468
34,123	Government National Mortgage Association II,
	6.5%, 11/20/28	38,946
1,615	Government National Mortgage Association II,
	7.5%, 9/20/29	1,875
1,000,000(k)	U.S. Treasury Bills, 2/18/20	999,393
628,000	U.S. Treasury Bonds, 3.0%, 2/15/49	764,786
458,174	U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47	528,391
2,122,192	U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/46	2,501,452
1,324,648	U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/48	1,579,604
971,043	U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/49	1,166,864
600,000	U.S. Treasury Notes, 1.5%, 8/31/21	600,891
8,500,000	U.S. Treasury Notes, 2.25%, 4/30/24	8,823,399
2,775,000	U.S. Treasury Notes, 2.375%, 2/29/24	2,890,444
2,893,000	U.S. Treasury Notes, 2.625%, 2/15/29	3,167,270
	TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
	(Cost $50,961,605)	$ 52,752,469

The accompanying notes are an integral part of these financial statements.
44 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20

Principal
Amount
USD ($)		Value
TEMPORARY CASH INVESTMENTS — 0.6%
of Net Assets
REPURCHASE AGREEMENT — 0.6%
2,000,000	$2,000,000 RBC Capital Markets LLC, 1.59%, dated
1/31/20 plus accrued interest on 2/3/20 collateralized
by the following:
$509,409 Freddie Mac Giant, 3.0% - 3.5%,
9/1/47 - 12/1/49.
$1,530,861 Federal National Mortgage Association,
	3.5% - 4.0%, 8/1/42 - 6/1/49.	$ 2,000,000
TOTAL TEMPORARY CASH INVESTMENTS
	(Cost $2,000,000)	$ 2,000,000
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 99.7%
	(Cost $292,318,599)	$341,180,509

			Net	Change in Net
			Realized	Unrealized
		Dividend	Gain	Appreciation
Shares		Income	(Loss)	(Depreciation)	Value
AFFILIATED ISSUER — 0.3%
CLOSED-END FUND — 0.3% of Net Assets
110,371(m)	Pioneer ILS
	Interval Fund	$60,892	$ —	$(41,941)	$ 920,494
TOTAL CLOSED-END FUND
	(Cost $1,123,856)				$ 920,494
TOTAL INVESTMENTS IN AFFILIATED ISSUER — 0.3%
	(Cost $1,123,856)				$ 920,494
	OTHER ASSETS AND LIABILITIES — 0.0%				$ 180,493
	NET ASSETS — 100.0%				$342,281,496

bps	Basis Points.
CMT	Constant Maturity Treasury Index.
LIBOR	London Interbank Offered Rate.
PRIME	U.S. Federal Funds Rate.
REIT	Real Estate Investment Trust.
REMICS	Real Estate Mortgage Investment Conduits.
SOFRRATE	Secured Overnight Financing Rate.

The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20 45

Schedule of Investments | 1/31/20 (unaudited) (continued)

(144A)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At January 31, 2020, the value of these securities amounted to $40,580,113, or 11.9% of net assets.

(A.D.R.)	American Depositary Receipts.
†	Amount rounds to less than 0.1%.
*
Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at January 31, 2020.

+	Security that used significant unobservable inputs to determine its value.
(a)	Non-income producing security.
(b)	Security is perpetual in nature and has no stated maturity date.
(c)	Floating rate note. Coupon rate, reference index and spread shown at January 31, 2020.
(d)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at January 31, 2020.
(e)	Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.
(f)	Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at January 31, 2020.
(g)	Securities are restricted as to resale.
(h)	Issued as participation notes.
(i)	Issued as preference shares.
(j)	Consists of Revenue Bonds unless otherwise indicated.
(k)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(l)	This term loan will settle after January 31, 2020, at which time the interest rate will be determined.
(m)	Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Pioneer Asset Management, Inc.

The accompanying notes are an integral part of these financial statements.
46 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20

FUTURES CONTRACTS
FIXED INCOME INDEX FUTURES CONTRACTS

Number of
Contracts		Expiration	Notional	Market	Unrealized
Long	Description	Date	Amount	Value	Appreciation
54	U.S. 2 Year
	Note (CBT)	3/31/20	$11,643,297	$11,683,407	$40,110
12	U.S. 5 Year
	Note (CBT)	3/31/20	1,425,469	1,443,844	18,375
19	U.S. Ultra
	Bond (CBT)	3/20/20	3,564,531	3,680,062	115,531
			$16,633,297	$16,807,313	$174,016

Number of
Contracts		Expiration	Notional	Market	Unrealized
Short	Description	Date	Amount	Value	(Depreciation)
52	U.S. 10 Year Ultra	3/20/20	$7,412,031	$7,574,125	$(162,094)
			$7,412,031	$7,574,125	$(162,094)
TOTAL FUTURES CONTRACTS			$9,221,266	$9,233,188	$11,922

Purchases and sales of securities (excluding temporary cash investments) for the six months ended January 31, 2020 were as follows:

	Purchases	Sales
Long-Term U.S. Government Securities	$31,812,109	$8,579,115
Other Long-Term Securities	$93,273,049	$75,341,887

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which the Adviser serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended January 31, 2020, the Fund engaged in sales of $11,130 which resulted in a net realized gain/(loss) of $1,446. During the six months ended January 31, 2020, the Fund did not engage in purchases pursuant to these procedures.
At January 31, 2020, the net unrealized appreciation on investments based on cost for federal tax purposes of $293,316,701 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$55,250,401
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(6,454,177)
Net unrealized appreciation	$48,796,224

The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20 47

Schedule of Investments | 1/31/20 (unaudited) (continued)
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1 – quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of January 31, 2020, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Common Stocks	$210,099,511	$—	$—	$210,099,511
Convertible Preferred Stock	899,516	—	—	899,516
Asset Backed Securities	—	7,889,577	—	7,889,577
Collateralized Mortgage Obligations	—	24,487,394	—	24,487,394
Corporate Bonds	—	37,932,854	—	37,932,854
Foreign Government Bond	—	340,953	—	340,953
Insurance-Linked Securities
Collateralized Reinsurance
Multiperil - Worldwide	—	—	25	25
Reinsurance Sidecars
Multiperil - U.S.	—	—	19,945	19,945
Multiperil - Worldwide	—	—	232,628	232,628
All Other Insurance-Linked
Securities	—	1,738,925	—	1,738,925
Municipal Bonds	—	551,934	—	551,934
Senior Secured Floating Rate
Loan Interests	—	2,234,778	—	2,234,778
U.S. Government and
Agency Obligations	—	52,752,469	—	52,752,469
Repurchase Agreement	—	2,000,000	—	2,000,000
Affiliated Closed-End Fund	—	920,494	—	920,494
Total Investments in Securities	$210,999,027	$130,849,378	$252,598	$342,101,003
Other Financial Instruments
Net unrealized appreciation
on futures contracts	$11,922	$—	$—	$11,922
Total Other
Financial Instruments	$11,922	$—	$—	$11,922

The accompanying notes are an integral part of these financial statements.
48 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

Insurance- Linked Securities
Balance as of 7/31/19	$394,228
Realized gain (loss)(1)	(381)
Change in unrealized appreciation (depreciation)(2)	(127,296)
Accrued discounts/premiums	—
Purchases	—
Sales	(13,953)
Transfers in to Level 3*	—
Transfers out of Level 3*	—
Balance as of 1/31/20	$252,598

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) in investments in the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments in the Statement of Operations.
*	Transfers are calculated on the beginning of period value. For the six months ended January 31, 2020, there were no transfers between Levels 1, 2 and 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held and considered Level 3 at January 31, 2020:	$(126,499)

The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20 49

Statement of Assets and Liabilities | 1/31/20 (unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $292,318,599)	$341,180,509
Investments in affiliated issuers, at value (cost $1,123,856)	920,494
Cash	1,263,613
Foreign currencies, at value (cost $813)	825
Futures collateral	103,663
Due from broker for futures	96,166
Net unrealized appreciation on futures contracts	11,922
Receivables —
Investment securities sold	437,457
Fund shares sold	433,872
Dividends	235,904
Interest	743,479
Due from the Adviser	54,984
Other assets	63,924
Total assets	$345,546,812
LIABILITIES:
Payables —
Investment securities purchased	$2,101,410
Fund shares repurchased	952,043
Distributions	5,164
Trustees’ fees	1,026
Variation margin for futures contracts	531
Due to affiliates	62,441
Accrued expenses	142,701
Total liabilities	$3,265,316
NET ASSETS:
Paid-in capital	$288,998,284
Distributable earnings	53,283,212
Net assets	$342,281,496
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $232,587,994/24,177,725 shares)	$9.62
Class C (based on $57,341,015/6,009,655 shares)	$9.54
Class K (based on $344,215/35,794 shares)	$9.62
Class R (based on $1,369,565/142,033 shares)	$9.64
Class Y (based on $50,638,707/5,224,297 shares)	$9.69
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $9.62 net asset value per share/100%-4.5%
maximum sales charge)	$10.07

The accompanying notes are an integral part of these financial statements.
50 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 1/31/20

INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign taxes
withheld $5,959)	$2,398,562
Interest from unaffiliated issuers	1,945,062
Dividends from affiliated issuers	60,892
Total investment income		$4,404,516
EXPENSES:
Management fees	$794,263
Administrative expense	77,223
Transfer agent fees
Class A	80,056
Class C	14,532
Class K	20
Class R	1,356
Class Y	27,852
Distribution fees
Class A	282,617
Class C	255,316
Class R	3,286
Shareowner communications expense	39,204
Custodian fees	24,833
Registration fees	64,160
Professional fees	59,441
Printing expense	15,928
Pricing fees	26,126
Trustees’ fees	7,174
Insurance expense	1,795
Miscellaneous	5,957
Total expenses		$1,781,139
Less fees waived and expenses reimbursed by the Adviser		(106,804)
Net expenses		$1,674,335
Net investment income		$2,730,181
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$10,177,853
Futures contracts	53,229	$10,231,082
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$4,115,019
Investments in affiliated issuers	(41,941)
Futures contracts	9,570
Other assets and liabilities denominated in foreign currencies	(2)	$4,082,646
Net realized and unrealized gain (loss) on investments		$14,313,728
Net increase in net assets resulting from operations		$17,043,909

The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20 51

Statements of Changes in Net Assets

	Six Months
	Ended	Year
	1/31/20	Ended
	(unaudited)	7/31/19
FROM OPERATIONS:
Net investment income (loss)	$2,730,181	$5,152,645
Net realized gain (loss) on investments	10,231,082	10,825,811
Change in net unrealized appreciation (depreciation)
on investments	4,082,646	7,001,800
Net increase in net assets resulting from operations	$17,043,909	$22,980,256
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.47 and $0.81 per share, respectively)	$(10,936,627)	$(16,496,598)
Class C ($0.44 and $0.73 per share, respectively)	(2,347,234)	(3,437,961)
Class K ($0.48 and $0.82 per share, respectively)	(13,446)	(10,782)
Class R ($0.46 and $0.76 per share, respectively)	(57,917)	(137,339)
Class Y ($0.49 and $0.83 per share, respectively)	(1,993,223)	(2,742,457)
Total distributions to shareowners	$(15,348,447)	$(22,825,137)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$52,685,805	$73,859,993
Reinvestment of distributions	14,875,498	21,987,127
Cost of shares repurchased	(29,086,152)	(65,420,314)
Net increase in net assets resulting from
Fund share transactions	$38,475,151	$30,426,806
Net increase in net assets	$40,170,613	$30,581,925
NET ASSETS:
Beginning of period	$302,110,883	$271,528,958
End of period	$342,281,496	$302,110,883

The accompanying notes are an integral part of these financial statements.
52 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20

	Six Months	Six Months
	Ended	Ended
	1/31/20	1/31/20	Year Ended	Year Ended
	Shares	Amount	7/31/19	7/31/19
	(unaudited)	(unaudited)	Shares	Amount
Class A
Shares sold	1,831,914	$17,595,752	5,321,203	$48,879,014
Reinvestment of distributions	1,119,509	10,613,055	1,815,993	16,015,138
Less shares repurchased	(1,711,289)	(16,423,389)	(3,423,746)	(31,194,374)
Net increase	1,240,134	$11,785,418	3,713,450	$33,699,778
Class C
Shares sold	1,382,267	$13,195,982	1,505,440	$13,593,944
Reinvestment of distributions	240,155	2,254,761	373,234	3,250,825
Less shares repurchased	(561,162)	(5,341,143)	(2,073,001)	(18,911,238)
Net increase (decrease)	1,061,260	$10,109,600	(194,327)	$(2,066,469)
Class K
Shares sold	7,474	$72,494	20,887	$179,574
Reinvestment of distributions	708	6,711	142	1,309
Less shares repurchased	(1,761)	(17,129)	(2,878)	(26,335)
Net increase	6,421	$62,076	18,151	$154,548
Class R
Shares sold	16,363	$158,328	134,601	$1,200,761
Reinvestment of distributions	6,173	57,917	5,629	49,679
Less shares repurchased	(22,609)	(218,438)	(614,312)	(5,738,686)
Net decrease	(73)	$(2,193)	(474,082)	$(4,488,246)
Class Y
Shares sold	2,234,556	$21,663,249	1,086,813	$10,006,700
Reinvestment of distributions	203,390	1,943,054	300,695	2,670,176
Less shares repurchased	(732,374)	(7,086,053)	(1,051,188)	(9,549,681)
Net increase	1,705,572	$16,520,250	336,320	$3,127,195

The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20 53

Financial Highlights

	Six Months
	Ended		Year	Year	Year		Year	Year
	1/31/20		Ended	Ended	Ended		Ended	Ended
	(unaudited)		7/31/19	7/31/18	7/31/17		7/31/16*	7/31/15*
Class A
Net asset value, beginning of period	$9.57		$9.64	$9.65	$9.07		$9.36	$9.76
Increase (decrease) from investment operations:
Net investment income (loss)	$0.09	(a)	$0.18 (a)	$0.17 (a)	$0.17	(a)	$0.16 (a)	$0.18
Net realized and unrealized gain (loss) on investments	0.43		0.56	0.70	0.62		(0.09)	0.46
Net increase (decrease) from investment operations	$0.52		$0.74	$0.87	$0.79		$0.07	$0.64
Distributions to shareowners:
Net investment income	$(0.08)		$(0.18)	$(0.17)	$(0.17)		$(0.18)	$(0.18)
Net realized gain	(0.39)		(0.63)	(0.71)	(0.04)		(0.18)	(0.86)
Total distributions	$(0.47)		$(0.81)	$(0.88)	$(0.21)		$(0.36)	$(1.04)
Net increase (decrease) in net asset value	$0.05		$(0.07)	$(0.01)	$0.58		$(0.29)	$(0.40)
Net asset value, end of period	$9.62		$9.57	$9.64	$9.65		$9.07	$9.36
Total return (b)	5.56	%(c)	8.51%	9.33%	8.94	%(d)	0.88%	6.82%
Ratio of net expenses to average net assets	0.97	%(e)	1.01%	1.16%	1.16%		1.16%	1.16%
Ratio of net investment income (loss) to average net assets	1.80	%(e)	1.97%	1.76%	1.87%		1.87%	1.89%
Portfolio turnover rate	28	%(c)	60%	65%	51%		47%	44%
Net assets, end of period (in thousands)	$232,588		$219,544	$185,382	$179,867		$178,013	$179,691
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.03	%(e)	1.07%	1.17%	1.19%		1.22%	1.23%
Net investment income (loss) to average net assets	1.74	%(e)	1.91%	1.75%	1.84%		1.81%	1.82%

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a) The per-share data presented above is based on the average shares outstanding for the period presented.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c) Not annualized.
(d) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended July 31, 2017, the total return would have been 8.83%.
(e) Annualized.
The accompanying notes are an integral part of these financial statements.
54 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20

	Six Months
	Ended		Year	Year	Year	Year	Year
	1/31/20		Ended	Ended	Ended	Ended	Ended
	(unaudited)		7/31/19	7/31/18	7/31/17	7/31/16*	7/31/15*
Class C
Net asset value, beginning of period	$9.50		$9.57	$9.58	$9.00	$9.30	$9.70
Increase (decrease) from investment operations:
Net investment income (loss)	$0.05	(a)	$0.11 (a)	$0.10 (a)	$0.10 (a)	$0.10 (a)	$0.11
Net realized and unrealized gain (loss) on investments	0.43		0.55	0.70	0.62	(0.11)	0.47
Net increase (decrease) from investment operations	$0.48		$0.66	$0.80	$0.72	$(0.01)	$0.58
Distributions to shareowners:
Net investment income	$(0.05)		$(0.10)	$(0.10)	$(0.10)	$(0.11)	$(0.12)
Net realized gain	(0.39)		(0.63)	(0.71)	(0.04)	(0.18)	(0.86)
Total distributions	$(0.44)		$(0.73)	$(0.81)	$(0.14)	$(0.29)	$(0.98)
Net increase (decrease) in net asset value	$0.04		$(0.07)	$(0.01)	$0.58	$(0.30)	$(0.40)
Net asset value, end of period	$9.54		$9.50	$9.57	$9.58	$9.00	$9.30
Total return (b)	5.10	%(c)	7.68%	8.63%	8.10%	0.04%	6.14	%(d)
Ratio of net expenses to average net assets	1.71	%(e)	1.75%	1.90%	1.91%	1.93%	1.93%
Ratio of net investment income (loss) to average net assets	1.06	%(e)	1.23%	1.03%	1.12%	1.10%	1.10%
Portfolio turnover rate	28	%(c)	60%	65%	51%	47%	44%
Net assets, end of period (in thousands)	$57,341		$46,993	$49,205	$46,520	$48,385	$40,470
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.75	%(e)	1.79%	1.90%	1.91%	1.93%	1.93%
Net investment income (loss) to average net assets	1.02	%(e)	1.19%	1.03%	1.12%	1.10%	1.10%

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a) The per-share data presented above is based on the average shares outstanding for the period presented.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c) Not annualized.
(d) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended July 31, 2015, the total return would have been 6.03%.
(e) Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20 55

Financial Highlights (continued)

	Six Months
	Ended		Year	Year	Year
	1/31/20		Ended	Ended	Ended		12/1/15 to
	(unaudited)		7/31/19	7/31/18	7/31/17		7/31/16*
Class K
Net asset value, beginning of period	$9.56		$9.63	$9.65	$9.06		$9.01
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.10		$0.20	$0.20	$0.20		$0.12
Net realized and unrealized gain (loss) on investments	0.44		0.55	0.70	0.63		0.08
Net increase (decrease) from investment operations	$0.54		$0.75	$0.90	$0.83		$0.20
Distributions to shareowners:
Net investment income	$(0.09)		$(0.19)	$(0.21)	$(0.20)		$(0.14)
Net realized gain	(0.39)		(0.63)	(0.71)	(0.04)		(0.01)
Total distributions	$(0.48)		$(0.82)	$(0.92)	$(0.24)		$(0.15)
Net increase (decrease) in net asset value	$0.06		$(0.07)	$(0.02)	$0.59		$0.05
Net asset value, end of period	$9.62		$9.56	$9.63	$9.65		$9.06
Total return (b)	5.79	%(c)	8.72%	9.66%	9.36	%(d)	2.29	%(c)
Ratio of net expenses to average net assets	0.66	%(e)	0.76%	0.85%	0.85%		0.98	%(e)
Ratio of net investment income (loss) to average net assets	2.11	%(e)	2.21%	2.07%	2.19%		2.00	%(e)
Portfolio turnover rate	28	%(c)	60%	65%	51%		47	%(c)
Net assets, end of period (in thousands)	$344		$281	$108	$108		$10
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.70	%(e)	0.81%	0.85%	0.85%		0.98	%(e)
Net investment income (loss) to average net assets	2.07	%(e)	2.16%	2.07%	2.19%		2.00	%(e)

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a) The per-share data presented above is based on the average shares outstanding for the period presented.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period. (c) Not annualized.
(d) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended July 31, 2017, the total return would have been 9.25%.
(e) Annualized.
The accompanying notes are an integral part of these financial statements.
56 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20

	Six Months
	Ended		Year	Year	Year	Year
	1/31/20		Ended	Ended	Ended	Ended	7/1/15 to
	(unaudited)		7/31/19	7/31/18	7/31/17	7/31/16*	7/31/15*
Class R
Net asset value, beginning of period	$9.59		$9.64	$9.64	$9.06	$9.36	$9.27
Increase (decrease) from investment operations:
Net investment income (loss)	$0.07	(a)	$0.15 (a)	$0.15 (a)	$0.15 (a)	$0.15 (a)	$0.00	(b)
Net realized and unrealized gain (loss) on investments	0.44		0.56	0.71	0.63	(0.10)	0.09
Net increase (decrease) from investment operations	$0.51		$0.71	$0.86	$0.78	$0.05	$0.09
Distributions to shareowners:
Net investment income	$(0.07)		$(0.13)	$(0.15)	$(0.16)	$(0.17)	$—
Net realized gain	(0.39)		(0.63)	(0.71)	(0.04)	(0.18)	—
Total distributions	$(0.46)		$(0.76)	$(0.86)	$(0.20)	$(0.35)	$—
Net increase (decrease) in net asset value	$0.05		$(0.05)	$—	$0.58	$(0.30)	$0.09
Net asset value, end of period	$9.64		$9.59	$9.64	$9.64	$9.06	$9.36
Total return (c)	5.36	%(d)	8.24%	9.17%	8.78%	0.67%	0.97	%(d)
Ratio of net expenses to average net assets	1.30	%(e)	1.30%	1.30%	1.30%	1.30%	1.30	%(e)
Ratio of net investment income (loss) to average net assets	1.47	%(e)	1.65%	1.56%	1.64%	1.73%	2.73	%(e)
Portfolio turnover rate	28	%(d)	60%	65%	51%	47%	44	%(d)
Net assets, end of period (in thousands)	$1,370		$1,363	$5,941	$27,533	$3,277	$139
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.45	%(e)	1.77%	1.57%	1.56%	1.53%	1.67	%(e)
Net investment income (loss) to average net assets	1.32	%(e)	1.18%	1.29%	1.38%	1.50%	2.36	%(e)

*   The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a) The per-share data presented above is based on the average shares outstanding for the period presented.
(b)  Amount rounds to less than $0.01 or $(0.01) per share.
(c)  Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(d)   Not annualized.
(e)   Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20 57

Financial Highlights (continued)

	Six Months
	Ended		Year	Year	Year	Year	Year
	1/31/20		Ended	Ended	Ended	Ended	Ended
	(unaudited)		7/31/19	7/31/18	7/31/17	7/31/16*	7/31/15*
Class Y
Net asset value, beginning of period	$9.64		$9.71	$9.71	$9.11	$9.41	$9.79
Increase (decrease) from investment operations:
Net investment income (loss)	$0.10(a	)	$0.21(a )	$0.19(a )	$0.20(a )	$0.18(a )	$0.20
Net realized and unrealized gain (loss) on investments	0.44		0.55	0.72	0.63	(0.11)	0.48
Net increase (decrease) from investment operations	$0.54		$0.76	$0.91	$0.83	$0.07	$0.68
Distributions to shareowners:
Net investment income	$(0.10)		$(0.20)	$(0.20)	$(0.19)	$(0.19)	$(0.20)
Net realized gain	(0.39)		(0.63)	(0.71)	(0.04)	(0.18)	(0.86)
Total distributions	$(0.49)		$(0.83)	$(0.91)	$(0.23)	$(0.37)	$(1.06)
Net increase (decrease) in net asset value	$0.05		$(0.07)	$—	$0.60	$(0.30)	$(0.38)
Net asset value, end of period	$9.69		$9.64	$9.71	$9.71	$9.11	$9.41
Total return (b)	5.72	%(c)	8.77%	9.67%	9.26%	0.95%	7.17%
Ratio of net expenses to average net assets	0.65	%(d)	0.69%	0.93%	0.95%	0.95%	0.93%
Ratio of net investment income (loss) to average net assets	2.13	%(d)	2.29%	1.99%	2.13%	2.08%	2.10%
Portfolio turnover rate	28	%(c)	60%	65%	51%	47%	44%
Net assets, end of period (in thousands)	$50,639		$33,930	$30,892	$36,849	$61,801	$69,014
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.83	%(d)	0.84%	0.93%	0.95%	0.95%	0.93%
Net investment income (loss) to average net assets	1.95	%(d)	2.14%	1.99%	2.13%	2.08%	2.10%

*    The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)  The per-share data presented above is based on the average shares outstanding for the period presented.
(b)  Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)  Not annualized.
(d)  Annualized.
The accompanying notes are an integral part of these financial statements.
58 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20

Notes to Financial Statements | 1/31/20 (unaudited)
1. Organization and Significant Accounting Policies
Pioneer Balanced ESG Fund (the “Fund”) is one of two portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund’s investment objective is to seek capital growth and current income through a diversified portfolio of equity securities and bonds.
The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K and Class Y shares.
Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund’s distributor (the “Distributor”).
In August 2018, the Securities and Exchange Commission (“SEC”) released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosure requirements to conform them to U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) for investment companies. The Fund’s financial statements were prepared in compliance with the new amendments to Regulation S-X.
During March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standard Update 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”), which shortens the amortization
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20 59

period for purchased non-contingently callable debt securities held at a premium. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for certain purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund has adopted ASU 2017-08 as of January 31, 2020. The implementation of ASU 2017-08 did not have a material impact on the Fund’s financial statements.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A.  Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques
60 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20

to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded. Shares of closed-end interval funds that offer their shares at net asset value are valued at such funds’ net asset value.
Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20 61

Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
At January 31, 2020, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
B.   Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
62 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20

C.  Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.  Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of July 31, 2019, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended July 31, 2019 was as follows:
2019
Distributions paid from:
Ordinary income	$4,996,893
Long-term capital gain	17,828,244
Total	$22,825,137

Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20 63

The following shows the components of distributable earnings on a federal income tax basis at July 31, 2019:
2019
Distributable earnings:
Undistributed ordinary income	$468,353
Undistributed long-term capital gain	6,405,807
Net unrealized appreciation	44,713,590
Total	$51,587,750

The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the tax treatment of premium and amortization, the mark to market of futures contracts, tax basis adjustments on Real Estate Investment Trust (“REIT”) holdings and common stock.
E.   Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $21,016 in underwriting commissions on the sale of Class A shares during the six months ended January 31, 2020.
F.   Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).
Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.
G.   Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor
64 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20

sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20 65

cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
H.   Insurance-Linked Securities (“ILS”)
The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or
66 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20

unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
Additionally, the Fund may gain exposure to ILS by investing in a closed-end interval fund, Pioneer ILS Interval Fund, an affiliate of the Adviser. The Fund’s investment in Pioneer ILS Interval Fund at January 31, 2020, is listed in the Schedule of Investments.
I.   Futures Contracts
The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at January 31, 2020, is recorded as “Futures collateral” on the Statement of Assets and Liabilities.
Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for futures” or “Due to broker for futures” on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
The average market value of futures contracts open during the six months ended January 31, 2020, was $12,685,256. Open futures contracts outstanding at January 31, 2020, are listed in the Schedule of Investments.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20 67

2.   Management Agreement
The Adviser manages the Fund’s portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund’s average daily net assets up to $1 billion and 0.45% of the Fund’s average daily net assets over $1 billion. The fee is accrued daily and paid monthly. For the six months ended January 31, 2020, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.50% (annualized) of the Fund’s average daily net assets.
The Adviser has agreed to waive its management fee with respect to any portion of the Fund’s assets invested in Pioneer ILS Interval Fund, an affiliated fund managed by the Adviser. For the six months ended January 31, 2020, the Adviser waived $8,395 in management fees with respect to the Fund which is reflected on the Statement of Operations as a expense waiver.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 0.99%, 0.65%, 1.30% and 0.65% of the average daily net assets attributable to Class A, Class K, Class R and Class Y shares, respectively. These expense limitations are in effect through December 1, 2020. Prior to December 1, 2019, the Adviser contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.90% for Class K. Fees waived and expenses reimbursed during the six month ended January 31, 2020 are reflected on the Statement of Operations. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $52,248 in management fees, administrative costs and certain other reimbursements payable to the Adviser at January 31, 2020.
3. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
68 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended January 31, 2020, such out-of-pocket expenses by class of shares were as follows:
Shareowner Communications:
Class A	$33,200
Class C	4,696
Class K	8
Class R	450
Class Y	850
Total	$39,204
4. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $10,193 in distribution fees payable to the Distributor at January 31, 2020.
The Fund also has adopted a separate service plan for Class R shares (“Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20 69

cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSC are paid to the Distributor. For the six months ended January 31, 2020, CDSCs in the amount of $3,589 were paid to the Distributor.
5. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds (the “Funds”), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. During the six months ended January 31, 2020, the Fund participated in a credit facility that was in the amount of $25 million. The Fund pays an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended January 31, 2020, the Fund had no borrowings under the credit facility.
6. Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.
70 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at January 31, 2020, was as follows:
	Interest		Foreign
Statement of	Rate	Credit	Exchange	Equity	Commodity
Assets and Liabilities	Risk	Risk	Rate Risk	Risk	Risk
Assets
Net unrealized appreciation
on futures contracts	$11,922	$—	$—	$—	$—
Total Value	$11,922	$—	$—	$—	$—

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at January 31, 2020, was as follows:
	Interest		Foreign
	Rate	Credit	Exchange	Equity	Commodity
Statement of Operations	Risk	Risk	Rate Risk	Risk	Risk
Net realized gain (loss) on:
Futures contracts	$53,229	$—	$—	$—	$—
Total Value	$53,229	$—	$—	$—	$—
Change in net unrealized
appreciation
(depreciation) on:
Futures contracts	$9,570	$—	$—	$—	$—
Total Value	$9,570	$—	$—	$—	$—
7. Subsequent Event

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20 71

Approval of Investment Management Agreement
Amundi Pioneer Asset Management, Inc. (“APAM”) serves as the investment adviser to Pioneer Balanced ESG Fund (the “Fund”) pursuant to an investment management agreement between APAM and the Fund. In order for APAM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment management agreement for the Fund.
The contract review process began in January 2019 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2019, July 2019 and September 2019. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.
In March 2019, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2019, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM’s affiliate, Amundi Pioneer Institutional Asset Management, Inc. (“APIAM” and, together with APAM, “Amundi Pioneer”), as compared to that of APAM’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of APAM’s and APIAM’s institutional accounts, as well as the different services provided by APAM to the Fund and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2019.
At a meeting held on September 17, 2019, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In
72 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20

approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed APAM’s investment approach for the Fund and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of APAM that are involved in APAM’s services to the Fund, including APAM’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM’s senior management to the Pioneer Fund complex.
The Trustees considered that APAM supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Fund’s business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Fund were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Fund
In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and the performance of the Fund’s benchmark index. They also discuss the Fund’s performance with APAM on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20 73

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.
The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the fourth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the Fund’s management fee was reduced as of October 1, 2018. The Trustees considered that the expense ratio of the Fund’s Class A shares for the most recent fiscal year was in the third quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that APAM had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund. The Trustees considered additional expense waiver arrangements that went into effect as of October 1, 2018.
The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM’s costs in providing services to the Fund and APAM’s and APIAM’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM’s and APIAM’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management agreement with the Fund, APAM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the
74 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20

extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with APAM’s management of the Fund.
The Trustees concluded that the management fee payable by the Fund to APAM was reasonable in relation to the nature and quality of the services provided by APAM.
Profitability
The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Fund, including the methodology used by APAM in allocating certain of its costs to the management of the Fund. The Trustees also considered APAM’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM’s profitability with respect to the management of the Fund was not unreasonable.
Economies of Scale
The Trustees considered APAM’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.
Other Benefits
The Trustees considered the other benefits that APAM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM’s
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20 75

businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to APAM and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.
The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $1.6 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM’s relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM’s relationships with the Fund, including Amundi’s ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Fund were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
76 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20

Trustees, Officers and Service Providers

Trustees	Officers
Thomas J. Perna, Chairman	Lisa M. Jones, President and
John E. Baumgardner, Jr.	Chief Executive Officer
Diane Durnin	Mark E. Bradley, Treasurer and
Benjamin M. Friedman	Chief Financial and
Lisa M. Jones	Accounting Officer
Lorraine H. Monchak	Christopher J. Kelley, Secretary and
Marguerite A. Piret	Chief Legal Officer
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.
Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20 77

This page was intentionally left blank.
78 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20

This page was intentionally left blank.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20 79

This page was intentionally left blank.
80 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20

This page was intentionally left blank.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20 81

This page was intentionally left blank.
82 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20

This page was intentionally left blank.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20 83

This page was intentionally left blank.
84 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/20

How to Contact Amundi Pioneer
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com/us

This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer. com/us

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2020 Amundi Pioneer Asset Management 18831-14-0320

Pioneer Multi-Asset
Income Fund
Semiannual Report | January 31, 2020

Ticker Symbols:
Class A	PMAIX
Class C	PMACX
Class K	PMFKX
Class R	PMFRX
Class Y	PMFYX

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundipioneer.com/us

Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20 1

President’s Letter

Dear Shareholders,
The new decade has arrived delivering a first quarter that will go down in the history books. The beginning of the year seemed to extend the positive market environment of 2019 and then, March roared in like a lion and the COVID-19 pandemic became a global crisis impacting lives and life as we know it. The impact on the global economy from the COVID-19 virus pandemic, while currently unknown, are likely to be considerable. It is clear that several industries have already felt greater effects than others. And the markets, which do not thrive on uncertainty, have been volatile. Our business continuity plan was implemented given the new COVID-19 guidelines, and most of our employees are working remotely. To date, our operating environment has faced no interruption. I am proud of the careful planning that has taken place and confident we can maintain this environment for as long as is prudent. History in the making for a company that first opened its doors way back in 1928.
Since 1928, Amundi Pioneer’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the potential risks during periods of market volatility. As the early days of 2020 have reminded us, in today’s global economy, investment risk can materialize from a number of factors, including a slowing economy, changing U.S. Federal Reserve policy, oil price shocks, political and geopolitical factors and, unfortunately, major public health concerns such as a viral pandemic.
At Amundi Pioneer, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyze each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.

2 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial advisor to develop an investment plan that paves the way for you to pursue both your short- and long-term goals.
We remain confident that the current crisis, like others in human history, will pass, and we greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
January 31, 2020
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20 3

Portfolio Management Discussion | 1/31/20
In the following interview, portfolio manager Marco Pirondini discusses Pioneer Multi-Asset Income Fund’s performance and investment strategies during the six-month period ended January 31, 2020, along with his outlook for the coming months. Mr. Pirondini, Senior Managing Director, Head of Equities, U.S., and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), co-manages the Fund along with Howard Weiss, a vice president and a portfolio manager at Amundi Pioneer, and Michele Garau, a senior vice president and a portfolio manager at Amundi Pioneer.
Q How did the Fund perform during the six-month period ended January 31, 2020?
A The Fund’s Class A shares returned 4.32% at net asset value during the six-month period ended January 31, 2020, while the Fund’s benchmarks, the Bloomberg Barclays U.S. Aggregate Bond Index (the Bloomberg Barclays Index) and the Morgan Stanley Capital International Index (MSCI) All Country World NR Index (the MSCI Index)1, returned 4.20% and 7.40%, respectively. During the same period, the average return of the 569 mutual funds in Morningstar’s 30% to 50% Equity Allocation Funds category was 4.24%.
Q How would you describe the global investment environment during the six-month period ended January 31, 2020?
A The six-month period proved to be a positive time to be invested in the global equity and fixed-income markets, despite bouts of volatility. During the third quarter of 2019, concerns about the U.S./China trade dispute affected the outlook for global economic growth, inflation, and corporate profits. The uncertainty pushed companies to delay making decisions about future investments and supply chains.
1 The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.
4 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20

U.S. markets were more resilient than most other developed and emerging markets, as the Federal Reserve (the Fed) reduced short-term interest rates in September and October 2019, citing benign inflation, trade tensions, and slowing economic growth. Despite the concerns, U.S. consumer spending remained healthy and employment data continued to be positive. Overseas, the U.S./China trade conflict appeared to be taking a toll on economic growth in Europe and Asia, despite stimulus efforts by central banks, including the European Central Bank (ECB). In addition, Europe continued to grapple with the increasing prospect of the United Kingdom’s (U.K.) departure from the European Union (Brexit).
During the fourth quarter of 2019, risks to the global economic picture appeared to ease and equities as well as credit-sensitive fixed-income markets rallied in response. The U.S. and China reached a “Phase One” trade deal, and the U.S., Mexico, and Canada completed a revised trade agreement. Moreover, while global economic growth had slowed, the global macroeconomic environment showed signs of stabilizing in response to the accommodative policy actions taken by central banks. Meanwhile, a decisive vote in the U.K. led to the election of Prime Minister Boris Johnson, paving the way for Brexit to finally occur in early 2020 and removing much of the uncertainty surrounding the issue, which had been swirling ever since the original Brexit vote in 2016. As a result of those developments, both U.S. and European stocks rose to record highs during the fourth quarter.
After the solid fourth quarter, riskier assets reversed course over the final weeks of the period in January 2020. Global equity and credit markets fell as spread of the novel coronavirus throughout China and into other countries raised fears of a pandemic that could produce a prolonged global economic slowdown driven by supply chain and other concerns.
Overall, however, the full six-month period was a positive one for investors. In the equity market, growth stocks widened their favorable performance differential relative to value stocks, although the January downturn had a significant negative effect on sector performance. The best-performing equity sectors over the six-month period were information technology, utilities, and health care, with energy the worst performer.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20 5

Within fixed income, securities with longer maturities and with more exposure to credit risk, such as corporate bonds, tended to do well over the six-month period, as they benefited from declining interest rates and persistent economic growth trends.
Q What were the primary factors that drove the Fund’s benchmark-performance during the six-month period ended January 31, 2020?
A Within fixed income, the main positive contributor to the Fund’s benchmark-relative performance over the six-month period was security selection, particularly among high-yield bond holdings in the telecommunications sector.
The leading positive contributors to benchmark-relative performance among the Fund’s equity holdings were the common stocks of several financials firms, including some large non-U.S. banks. In addition, the Fund’s investments in master limited partnerships (MLPs) in the energy sector aided benchmark-relative results over the six-month period.
On the negative side, given the rally in stocks during the six-month period, particularly the United States, the Fund’s equity hedges were the largest detractor from benchmark-relative returns. (Equity hedge investing consists of maintaining core portfolio holdings of equities, or common stock positions, which are offset with short sales of stocks and/or investments in equity index options, such as Standard & Poor’s 500 options.) Our hedging strategy is designed to help mitigate the market volatility risks associated with holding common stocks in the portfolio over the long term.
In fixed income, the portfolio’s short-duration positioning compared with the Bloomberg Barclays Index also weighed on the Fund’s benchmark-relative returns. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.) We maintained a shorter duration compared with the index in an attempt to help cushion the portfolio against the potential negative effects of rising interest rates, given the solid economic growth trends in the United States. However, as rates fell and bond prices rallied for much of the six-month period, the short-duration positioning ultimately detracted from the Fund’s relative returns. The Fund’s duration
6 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20

positioning included an underweight to longer-duration investment-grade corporate bonds, which also detracted from relative performance as credit-sensitive securities fared well over the six-month period.
Q Did the Fund have any exposure to derivative securities during the six-month period ended January 31, 2020? If so, did the derivatives have an effect on the Fund’s benchmark-relative performance during the period?
A Yes, as was mentioned earlier, the use of equity-index futures and other equity hedging positions weighed on performance as common stocks and equity-linked notes rallied over the six-month period. However, we believe maintaining the hedges in the portfolio is prudent in light of the Fund’s greater exposure to equities within its overall asset allocation. We also used forward foreign currency contracts (currency forwards) in an attempt to manage currency risks associated with several of the Fund’s non-U.S. dollar fixed-income holdings, and fixed-income index futures, as those securities may potentially help address systematic market risks across the portfolio.
Q Did the Fund’s yield, or distributions, to shareholders, change at all during the six-month period ended January 31, 2020?
A The Fund’s distributions remained stable over the six-month period, with an average monthly distribution of $0.050 per share. In addition, the Fund made a special distribution in December 2019, which included the usual monthly dividend* as well as an extra payout resulting from higher-than-expected income generation from the portfolio’s equity holdings.
Q What is your outlook for the coming months, and how are you positioning the Fund?
A Late in the period, the spread of the coronavirus contributed to weakness in stock prices and caused the decline in bond yields to accelerate. We expect the coronavirus will have significant impact on global economic growth. The influence of the virus on the world economy is an evolving situation, and we believe that potential influence, in addition to other factors, warrants a cautious and thoughtful approach in managing the Fund. We have continued to maintain a value orientation among the Fund’s equity holdings, and a lower-duration stance within fixed income.
* Dividends are not guaranteed.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20 7

As of January 31, 2020, the portfolio was overweight to financials stocks, which we believe offer more attractive valuations than stocks in other sectors and may potentially contribute to strong risk-adjusted Fund returns over time. Not unlike today’s revitalized technology companies that emerged from the dot-com meltdown of 2000, large money-center banks have emerged stronger from the 2007-2008 financial crisis. Such banks have expanded aggressively in the wealth management channels, which has strengthened their revenue profiles. In addition, the balance sheets of those banks are more robust since they now carry more capital than in the past, which could potentially support an escalation of dividends and share buybacks, in our opinion. Finally, we believe financial stocks are trading at historically low valuations since the sector is still viewed as cyclical and economically sensitive.
Please refer to the Schedule of Investments on pages 20–41 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.
Equity-linked notes (ELNs) may not perform as expected and could cause the Fund to realize significant losses including its entire principal investment. Other risks include the risk of counterparty default, liquidity risk and imperfect correlation between ELNs and the underlying securities.
High yield bonds possess greater price volatility, illiquidity, and possibility of default.
Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities falls.
Prepayment risk is the chance that an issuer may exercise the right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.
The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.
8 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20

The Fund may invest in subordinated securities which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.
International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.
The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.
The Fund may invest in insurance-linked securities. The return of principal and the payment of interest and/or dividends on insurance-linked securities are contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude.
The Fund may invest in floating-rate loans. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate.
The Fund may invest in underlying funds (including ETFs). In addition to the Fund’s operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.
Investments in equity securities are subject to price fluctuation.
Investments in small-and mid-cap stocks involve greater risks and volatility than investments in large-cap stocks.
The Fund may invest in master limited partnerships, which are subject to increased risks of liquidity, price valuation, control, voting rights and taxation. In addition, the structure affords fewer protections to investors in the Partnership than direct investors in a corporation.
The Fund may invest in zero-coupon bonds and payment-in-kind securities, which may be more speculative and fluctuate more in value than other fixed income securities. The accrual of income from these securities is payable as taxable annual dividends to shareholders.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20 9

The Fund and some of the underlying funds in which the Fund invests may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.
The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.
The Fund and some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund’s investments decline in value.
These risks may increase share price volatility.
There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.
Please see the prospectus for a more complete discussion of the Fund’s risks.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.
10 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20

Portfolio Summary | 1/31/20

Portfolio Diversification

(As a percentage of total investments)*

†	Amount rounds to less than 0.1%.
(i)	Pioneer Floating Rate Trust is an affiliated fund managed by Amundi Pioneer Asset Management, Inc.

Sector Distribution

(As a percentage of total investments)*

†	Amount rounds to less than 0.1%.

10 Largest Holdings

(As a percentage of total investments)*
1.	CenturyLink, Inc., 7.65%, 3/15/42	2.57%
2.	CenturyLink, Inc., 7.6%, 9/15/39	2.41
3.	KB Financial Group, Inc.	1.79
4.	Mitsubishi UFJ Financial Group, Inc.	1.74
5.	Rosneft Oil Co. PJSC (G.D.R.)	1.70
6.	Verizon Communications, Inc.	1.59
7.	Ping An Insurance Group Co. of China, Ltd., Class H	1.56
8.	Amazon.com, Inc.	1.55
9.	Indonesia Treasury Bond, 8.75%, 5/15/31	1.52
10.	Indonesia Treasury Bond, 8.375%, 3/15/24	1.40

*
Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20 11

Prices and Distributions | 1/31/20

Net Asset Value per Share

Class	1/31/20	7/31/19
A	$10.91	$10.79
C	$10.87	$10.76
K	$11.24	$11.12
R	$10.92	$10.83
Y	$10.89	$10.77

Distributions per Share: 8/1/19–1/31/20

	Net
	Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.3393	$ —	$ —
C	$0.2966	$ —	$ —
K	$0.3640	$ —	$ —
R	$0.3156	$ —	$ —
Y	$0.3495	$ —	$ —

Index Definitions

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged measure of the U.S. bond market. The MSCI All Country World NR Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.
The indices defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 13–17.
12 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20

Performance Update | 1/31/20	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Multi-Asset Income Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI All Country World NR Index.

Average Annual Total Returns
(As of January 31, 2020)

			Bloomberg	MSCI
			Barclays	All
	Net	Public	U.S.	Country
	Asset	Offering	Aggregate	World
	Value	Price	Bond	NR
Period	(NAV)	(POP)	Index	Index
Since
inception
12/22/11	7.24%	6.64%	3.16%	10.30%
5 years	5.46	4.50	3.01	8.51
1 year	4.79	0.08	9.64	16.04

Expense Ratio
(Per prospectus dated December 1, 2019)
Gross		Net
0.98%		0.94%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2020 for Class A shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please see the financial highlights for a more current expense ratio.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20 13

Performance Update | 1/31/20	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI All Country World NR Index.

Average Annual Total Returns
(As of January 31, 2020)

			Bloomberg	MSCI
			Barclays	All
			U.S.	Country
			Aggregate	World
	If	If	Bond	NR
Period	Held	Redeemed	Index	Index
Since
inception
12/22/11	6.36%	6.36%	3.16%	10.30%
5 years	4.62	4.62	3.01	8.51
1 year	3.99	3.99	9.64	16.04

Expense Ratio
(Per prospectus dated December 1, 2019)

Gross
1.74%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please see the financial highlights for a more current expense ratio.
14 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20

Performance Update | 1/31/20	Class K Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI All Country World NR Index.

Average Annual Total Returns
(As of January 31, 2020)

		Bloomberg	MSCI
		Barclays	All
	Net	U.S.	Country
	Asset	Aggregate	World
	Value	Bond	NR
Period	(NAV)	Index	Index
Since
inception
12/22/11	7.82%	3.16%	10.30%
5 years	6.37	3.01	8.51
1 year	5.03	9.64	16.04

Expense Ratio
(Per prospectus dated December 1, 2019)
Gross
0.66%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 1, 2014, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 1, 2014, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please see the financial highlights for a more current expense ratio.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20 15

Performance Update | 1/31/20	Class R Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI All Country World NR Index.

Average Annual Total Returns
(As of January 31, 2020)

		Bloomberg	MSCI
		Barclays	All
	Net	U.S.	Country
	Asset	Aggregate	World
	Value	Bond	NR
Period	(NAV)	Index	Index
Since
inception
12/22/11	6.93%	3.16%	10.30%
5 years	4.97	3.01	8.51
1 year	3.91	9.64	16.04

Expense Ratio
(Per prospectus dated December 1, 2019)
Gross
1.68%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on December 1, 2014, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning December 1, 2014, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please see the financial highlights for a more current expense ratio.
16 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20

Performance Update | 1/31/20	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI All Country World NR Index.

Average Annual Total Returns
(As of January 31, 2020)

		Bloomberg	MSCI
		Barclays	All
	Net	U.S.	Country
	Asset	Aggregate	World
	Value	Bond	NR
Period	(NAV)	Index	Index
Since
inception
12/22/11	7.44%	3.16%	10.30%
5 years	5.68	3.01	8.51
1 year	5.01	9.64	16.04

Expense Ratio
(Per prospectus dated December 1, 2019)
Gross	Net
0.77%	0.74%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2020 for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please see the financial highlights for a more current expense ratio.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20 17

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)   ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)   transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)   Divide your account value by $1,000
       Example: an $8,600 account value ÷ $1,000 = 8.6
(2)   Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Income Fund
Based on actual returns from August 1, 2019, through January 31, 2020.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 8/1/19
Ending Account Value	$1,043.20	$1,038.30	$1,044.20	$1,038.00	$1,044.30
(after expenses)
on 1/31/20
Expenses Paid	$4.37	$8.45	$2.98	$9.02	$3.34
During Period*

*
Expenses are equal to the Fund’s annualized expense ratio of 0.85%, 1.65%, 0.58%, 1.76%, and 0.65% for Class A, Class C, Class K, and Class R and Class Y shares, respectively, multiplied by the average account value over the period multiplied by 184/366 (to reflect the partial year period).

18 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Income Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from August 1, 2019, through January 31, 2020.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 8/1/19
Ending Account Value	$1,020.86	$1,016.84	$1,022.22	$1,016.29	$1,021.87
(after expenses)
on 1/31/20
Expenses Paid	$4.32	$8.36	$2.95	$8.92	$3.30
During Period*

*
Expenses are equal to the Fund’s annualized expense ratio of 0.85%, 1.65%, 0.58%, 1.76%, and 0.65% for Class A, Class C, Class K, and Class R and Class Y shares, respectively, multiplied by the average account value over the period multiplied by 184/366 (to reflect the partial year period).

Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20 19

Schedule of Investments | 1/31/20 (unaudited)

Shares		Value
	UNAFFILIATED ISSUERS — 94.2%
	COMMON STOCKS — 44.4% of Net Assets
	Automobiles — 0.8%
325,000	Subaru Corp.	$ 8,277,580
82,500	Toyota Motor Corp.	5,825,589
	Total Automobiles	$ 14,103,169
	Banks — 9.4%
1,136,035	ABN AMRO Bank NV (144A)	$ 19,799,685
1,483,733	Abu Dhabi Commercial Bank PJSC	3,090,227
581,622	Bank of America Corp.	19,094,650
13,136,800	Bank Rakyat Indonesia Persero Tbk PT	4,290,745
183,101	BNP Paribas SA	9,753,331
1,610,700	Grupo Financiero Banorte SAB de CV, Class O	9,940,169
1,123,568	ING Groep NV	12,239,001
121,270	JPMorgan Chase & Co.	16,051,297
752,041	KB Financial Group, Inc.	27,593,400
5,613,446	Lloyds Banking Group Plc	4,207,677
1,703,900	Malayan Banking Bhd	3,506,806
5,104,900	Mitsubishi UFJ Financial Group, Inc.	26,781,116
	Total Banks	$ 156,348,104
	Biotechnology — 0.9%
93,950	AbbVie, Inc.	$ 7,611,829
22,331(a)	Biogen, Inc.	6,003,689
	Total Biotechnology	$ 13,615,518
	Capital Markets — 1.6%
388,632	AllianceBernstein Holding LP	$ 12,727,698
91,003	Morgan Stanley	4,755,817
669,785(a)	UBS Group AG	8,341,034
	Total Capital Markets	$ 25,824,549
	Chemicals — 0.2%
2,117,467	Chevron Lubricants Lanka Plc	$ 862,391
32,124	Dow, Inc.	1,479,953
	Total Chemicals	$ 2,342,344
	Construction & Engineering — 0.5%
16,448,000	Sinopec Engineering Group Co., Ltd., Class H	$ 8,935,966
	Total Construction & Engineering	$ 8,935,966
	Consumer Finance — 0.6%
113,449,900	BFI Finance Indonesia Tbk PT	$ 4,528,026
101,946	OneMain Holdings, Inc.	4,319,452
	Total Consumer Finance	$ 8,847,478

The accompanying notes are an integral part of these financial statements.
20 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20

Shares		Value
	Diversified Telecommunication Services — 2.6%
313,887	AT&T, Inc.	$ 11,808,429
462,509	CenturyLink, Inc.	6,317,873
412,008	Verizon Communications, Inc.	24,489,756
	Total Diversified Telecommunication Services	$ 42,616,058
	Electric Utilities — 0.8%
1,926,581	EDP - Energias de Portugal SA	$ 9,663,265
131,375	Fortum OYJ	3,184,028
	Total Electric Utilities	$ 12,847,293
	Electrical Equipment — 1.6%
53,574	Eaton Corp. Plc	$ 5,061,136
931,400	Mitsubishi Electric Corp.	13,279,315
385,041	Prysmian S.p.A.	8,572,050
	Total Electrical Equipment	$ 26,912,501
	Electronic Equipment, Instruments & Components — 0.1%
23,982(a)	Landis+Gyr Group AG	$ 2,202,581
	Total Electronic Equipment, Instruments & Components	$ 2,202,581
	Equity Real Estate Investment Trusts (REITs) — 2.5%
86,651	Digital Realty Trust, Inc.	$ 10,657,206
7,628	Invincible Investment Corp.	3,864,506
291,174	Lar Espana Real Estate Socimi SA	2,156,468
6,797,600	Mapletree Industrial Trust	13,845,718
4,767,830	Mapletree Logistics Trust	6,427,671
142,774	Wereldhave NV	2,627,673
	Total Equity Real Estate Investment Trusts (REITs)	$ 39,579,242
	Food & Staples Retailing — 0.5%
145,696	Walgreens Boots Alliance, Inc.	$ 7,408,641
	Total Food & Staples Retailing	$ 7,408,641
	Food Products — 0.3%
168,400	Associated British Foods Plc	$ 5,836,841
	Total Food Products	$ 5,836,841
	Health Care Equipment & Supplies — 0.5%
56,551	Zimmer Biomet Holdings, Inc.	$ 8,363,893
	Total Health Care Equipment & Supplies	$ 8,363,893
	Household Durables — 1.2%
485,835	Persimmon Plc	$ 19,577,472
	Total Household Durables	$ 19,577,472

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20 21

Schedule of Investments | 1/31/20 (unaudited)(continued)

Shares		Value
	Insurance — 3.8%
51,717	Allianz SE	$ 12,376,545
490,431	AXA SA	13,093,279
52,711	Fidelity National Financial, Inc.	2,569,661
235,540	Old Republic International Corp.	5,311,427
2,106,000	Ping An Insurance Group Co. of China, Ltd., Class H	24,049,050
11,013	Zurich Insurance Group AG	4,579,607
	Total Insurance	$ 61,979,569
	Interactive Media & Services — 1.3%
5,918(a)	Alphabet, Inc.	$ 8,479,192
5,918(a)	Alphabet, Inc., Class C	8,487,773
22,346(a)	Facebook, Inc.	4,511,881
	Total Interactive Media & Services	$ 21,478,846
	Internet & Direct Marketing Retail — 2.0%
22,323(a)	Alibaba Group Holding, Ltd. (A.D.R.)	$ 4,611,709
167,300(a)	Alibaba Group Holding, Ltd.	4,316,280
11,872(a)	Amazon.com, Inc.	23,847,524
	Total Internet & Direct Marketing Retail	$ 32,775,513
	Leisure Products — 0.2%
5,751,000	Honma Golf, Ltd. (144A)	$ 3,887,036
	Total Leisure Products	$ 3,887,036
	Machinery — 0.3%
119,730	ANDRITZ AG	$ 4,720,400
	Total Machinery	$ 4,720,400
	Marine — 0.0%†
143,960	Fjord1 ASA (144A)	$ 579,313
	Total Marine	$ 579,313
	Media — 0.2%
410,636	Television Francaise 1	$ 3,102,679
	Total Media	$ 3,102,679
	Mortgage Real Estate Investment Trusts (REITs) — 1.4%
297,728	Invesco Mortgage Capital, Inc.	$ 5,207,263
513,146	New Residential Investment Corp.	8,590,064
296,679	Redwood Trust, Inc.	5,230,451
340,920	Two Harbors Investment Corp.	5,202,439
	Total Mortgage Real Estate Investment Trusts (REITs)	$ 24,230,217
	Multi-Utilities — 0.3%
289,736	Engie SA	$ 4,998,343
	Total Multi-Utilities	$ 4,998,343

The accompanying notes are an integral part of these financial statements.
22 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20

Shares		Value
	Oil, Gas & Consumable Fuels — 6.8%
1,019,565(a)	Avance Gas Holding, Ltd. (144A)	$ 5,877,062
528,682	BP Plc	3,186,886
729,612	BW LPG, Ltd. (144A)	5,919,709
1,393,187	Energy Transfer LP	17,540,224
116,133	Enterprise Products Partners LP	2,992,748
52,597	Magellan Midstream Partners LP	3,228,404
60,763	Marathon Petroleum Corp.	3,311,584
589,480	MPLX LP	14,176,994
127,158	PBF Energy, Inc.	3,471,413
39,771	PBF Logistics LP	835,191
4,434,600	PTT PCL	6,139,451
702,130	Rosneft Oil Co. PJSC	5,283,844
3,505,084	Rosneft Oil Co. PJSC (G.D.R.)	26,267,099
196,052	TOTAL SA	9,595,483
282,583	Western Midstream Partners LP	4,679,574
	Total Oil, Gas & Consumable Fuels	$ 112,505,666
	Personal Products — 0.5%
146,528	Unilever NV	$ 8,561,410
	Total Personal Products	$ 8,561,410
	Pharmaceuticals — 1.5%
22,900	Eisai Co., Ltd.	$ 1,760,108
27,993	Eli Lilly & Co.	3,908,942
90,152	Novartis AG	8,529,637
304,932	Pfizer, Inc.	11,355,668
	Total Pharmaceuticals	$ 25,554,355
	Semiconductors & Semiconductor Equipment — 0.4%
112,984	Intel Corp.	$ 7,223,067
	Total Semiconductors & Semiconductor Equipment	$ 7,223,067
	Software — 0.7%
408,435	NortonLifeLock, Inc.	$ 11,607,723
	Total Software	$ 11,607,723
	Trading Companies & Distributors — 0.0%†
35,000	Inaba Denki Sangyo Co., Ltd.	$ 892,401
	Total Trading Companies & Distributors	$ 892,401
	Wireless Telecommunication Services — 0.9%
115,200	KDDI Corp.	$ 3,477,315
5,753,211	Vodafone Group Plc	11,337,339
	Total Wireless Telecommunication Services	$ 14,814,654
	TOTAL COMMON STOCKS
	(Cost $715,157,136)	$ 734,272,842

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20 23

Schedule of Investments | 1/31/20 (unaudited)(continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — 0.0%†
	of Net Assets
29,395(b)	GE Mortgage Services LLC, Series 1997-HE1, Class A4,
	7.78%, 3/25/27	$ 6,035
500,000	Rosy, Series 2018-1, Class A1, 6.25%, 12/15/25 (144A)	502,500
	TOTAL ASSET BACKED SECURITIES
	(Cost $529,318)	$ 508,535
	COLLATERALIZED MORTGAGE OBLIGATIONS — 1.3%
	of Net Assets
4,100,000(c)	Connecticut Avenue Securities Trust, Series 2019-HRP1,
	Class B1, 10.911% (1 Month USD LIBOR +
	925 bps), 11/25/39 (144A)	$ 4,663,086
3,090,000(c)	Connecticut Avenue Securities Trust, Series 2019-R04,
	Class 2B1, 6.911% (1 Month USD LIBOR +
	525 bps), 6/25/39 (144A)	3,490,036
2,700,000(c)	Eagle Re, Ltd., Series 2019-1, Class B1, 6.161% (1 Month
	USD LIBOR + 450 bps), 4/25/29 (144A)	2,725,498
2,700,000(c)	Freddie Mac Stacr Trust, Series 2019-DNA1, Class B2,
	12.542% (1 Month USD LIBOR +
	1,075 bps), 1/25/49 (144A)	3,703,498
2,790,000(c)	Freddie Mac Stacr Trust, Series 2019-DNA2, Class B2,
	12.161% (1 Month USD LIBOR +
	1,050 bps), 3/25/49 (144A)	3,813,757
1,000,000(c)	Freddie Mac Stacr Trust, Series 2019-HQA1, Class B2,
	13.911% (1 Month USD LIBOR +
	1,225 bps), 2/25/49 (144A)	1,371,294
1,000,000(c)	Freddie Mac Stacr Trust, Series 2019-HQA2, Class B2,
	12.911% (1 Month USD LIBOR +
	1,125 bps), 4/25/49 (144A)	1,310,304
22,202	Global Mortgage Securitization, Ltd., Series 2004-A,
	Class B1, 5.25%, 11/25/32 (144A)	13,062
176,418	Global Mortgage Securitization, Ltd., Series 2004-A,
	Class B2, 5.25%, 11/25/32 (144A)	10,604
31,561	Global Mortgage Securitization, Ltd., Series 2004-A,
	Class B3, 5.25%, 11/25/32 (144A)	—
210,000(b)	GMAT Trust, Series 2013-1A, Class M, 5.0%, 11/25/43
	(144A)	122,600
751,633(b)	Sutherland Commercial Mortgage Loans, Series 2017-SBC6,
	3.192%, 5/25/37 (144A)	755,099
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $18,624,038)	$ 21,978,838
	CORPORATE BONDS — 19.5% of Net Assets
	Advertising — 0.2%
3,444,000	MDC Partners, Inc., 6.5%, 5/1/24 (144A)	$ 3,116,820
	Total Advertising	$ 3,116,820

The accompanying notes are an integral part of these financial statements.
24 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20

Principal
Amount
USD ($)		Value
	Aerospace & Defense — 0.2%
915,000	Bombardier, Inc., 7.5%, 3/15/25 (144A)	$ 879,544
3,372,000	Bombardier, Inc., 7.875%, 4/15/27 (144A)	3,194,801
445,000	F-Brasile S.p.A./F-Brasile US LLC, 7.375%, 8/15/26 (144A)	472,813
	Total Aerospace & Defense	$ 4,547,158
	Auto Parts & Equipment — 0.5%
5,468,000	American Axle & Manufacturing, Inc., 6.25%, 3/15/26	$ 5,563,690
1,551,000	Dealer Tire LLC/DT Issuer LLC, 8.0%, 2/1/28 (144A)	1,570,388
2,884,000	Titan International, Inc., 6.5%, 11/30/23	2,516,290
	Total Auto Parts & Equipment	$ 9,650,368
	Banks — 2.9%
2,614,000	Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)	$ 2,591,127
8,650,000(b)(d)	ING Groep NV, 6.5% (5 Year USD Swap Rate + 445 bps)	9,557,818
8,676,000(b)(d)	Lloyds Banking Group Plc, 7.5% (5 Year USD Swap
	Rate + 450 bps)	9,923,175
2,920,000	Provident Funding Associates LP/PFG Finance Corp.,
	6.375%, 6/15/25 (144A)	2,890,800
8,125,000(b)(d)	Royal Bank of Scotland Group Plc, 8.0% (5 Year USD
	Swap Rate + 572 bps)	9,480,900
2,350,000(b)(d)	Royal Bank of Scotland Group Plc, 8.625% (5 Year USD
	Swap Rate + 760 bps)	2,538,000
8,600,000(b)(d)	UBS Group AG, 7.0% (5 Year USD Swap Rate +
	434 bps) (144A)	9,469,546
	Total Banks	$ 46,451,366
	Building Materials — 0.5%
1,689,000	Builders FirstSource, Inc., 6.75%, 6/1/27 (144A)	$ 1,849,793
2,387,000	Patrick Industries, Inc., 7.5%, 10/15/27 (144A)	2,595,863
2,627,000	Summit Materials LLC/Summit Materials Finance Corp.,
	6.5%, 3/15/27 (144A)	2,843,728
	Total Building Materials	$ 7,289,384
	Chemicals — 0.7%
4,008,000	CF Industries, Inc., 5.375%, 3/15/44	$ 4,508,198
2,000,000	Kraton Polymers LLC/Kraton Polymers Capital Corp.,
	7.0%, 4/15/25 (144A)	2,035,000
2,736,000	Trinseo Materials Operating SCA/Trinseo Materials
	Finance, Inc., 5.375%, 9/1/25 (144A)	2,564,453
1,643,000	Tronox, Inc., 6.5%, 4/15/26 (144A)	1,634,785
	Total Chemicals	$ 10,742,436
	Coal — 0.3%
4,190,000	SunCoke Energy Partners LP/SunCoke Energy Partners
	Finance Corp., 7.5%, 6/15/25 (144A)	$ 4,022,400
	Total Coal	$ 4,022,400

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20 25

Schedule of Investments | 1/31/20 (unaudited)(continued)

Principal
Amount
USD ($)		Value
	Commercial Services — 1.0%
2,642,000	Cardtronics, Inc./Cardtronics USA, Inc., 5.5%,
	5/1/25 (144A)	$ 2,734,470
6,117,000	GW B-CR Security Corp., 9.5%, 11/1/27 (144A)	6,529,898
2,565,000	Sotheby’s, 7.375%, 10/15/27 (144A)	2,612,837
3,746,000	Verscend Escrow Corp., 9.75%, 8/15/26 (144A)	4,073,775
	Total Commercial Services	$ 15,950,980
	Distribution & Wholesale — 0.1%
2,130,000	Wolverine Escrow LLC, 8.5%, 11/15/24 (144A)	$ 2,190,343
	Total Distribution & Wholesale	$ 2,190,343
	Diversified Financial Services — 0.2%
3,000,000	Nationstar Mortgage Holdings, Inc., 9.125%,
	7/15/26 (144A)	$ 3,331,350
	Total Diversified Financial Services	$ 3,331,350
	Electric — 0.3%
2,568,000	Clearway Energy Operating LLC, 5.75%, 10/15/25	$ 2,698,968
1,079,000	Talen Energy Supply LLC, 7.25%, 5/15/27 (144A)	1,105,975
	Total Electric	$ 3,804,943
	Entertainment — 0.6%
3,419,000	Enterprise Development Authority, 12.0%,
	7/15/24 (144A)	$ 3,920,465
1,505,000	International Game Technology Plc, 6.25%,
	1/15/27 (144A)	1,689,363
4,396,000	Scientific Games International, Inc., 8.25%,
	3/15/26 (144A)	4,769,660
	Total Entertainment	$ 10,379,488
	Environmental Control — 0.7%
4,375,000	GFL Environmental, Inc., 5.375%, 3/1/23 (144A)	$ 4,467,969
2,530,000	GFL Environmental, Inc., 8.5%, 5/1/27 (144A)	2,757,700
3,342,000	Tervita Corp., 7.625%, 12/1/21 (144A)	3,400,485
	Total Environmental Control	$ 10,626,154
	Food — 0.8%
5,443,000	FAGE International SA/FAGE USA Dairy Industry, Inc.,
	5.625%, 8/15/26 (144A)	$ 5,048,383
1,850,000	JBS USA LUX SA/JBS USA Finance, Inc., 6.75%,
	2/15/28 (144A)	2,048,875
1,760,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance,
	Inc., 5.5%, 1/15/30 (144A)	1,900,800
3,859,000	Simmons Foods, Inc., 5.75%, 11/1/24 (144A)	3,897,590
920,000	Simmons Foods, Inc., 7.75%, 1/15/24 (144A)	984,400
	Total Food	$ 13,880,048

The accompanying notes are an integral part of these financial statements.
26 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20

Principal
Amount
USD ($)		Value
Forest Products & Paper — 0.5%
3,894,000	Mercer International, Inc., 7.375%, 1/15/25	$ 4,119,540
4,236,000	Schweitzer-Mauduit International, Inc., 6.875%,
	10/1/26 (144A)	4,553,700
	Total Forest Products & Paper	$ 8,673,240
Healthcare-Services — 0.5%
2,930,000	BCPE Cycle Merger Sub II, Inc., 10.625%, 7/15/27 (144A)	$ 3,019,526
4,350,000	Surgery Center Holdings, Inc., 10.0%, 4/15/27 (144A)	4,839,375
	Total Healthcare-Services	$ 7,858,901
Holding Companies-Diversified — 0.2%
2,710,000	VistaJet Malta Finance Plc/XO Management Holding, Inc.,
	10.5%, 6/1/24 (144A)	$ 2,567,725
	Total Holding Companies-Diversified	$ 2,567,725
Home Builders — 0.5%
3,921,000	Beazer Homes USA, Inc., 5.875%, 10/15/27	$ 4,068,038
245,000	Beazer Homes USA, Inc., 7.25%, 10/15/29 (144A)	267,662
590,000	Brookfield Residential Properties, Inc./Brookfield
	Residential US Corp., 6.25%, 9/15/27 (144A)	631,300
4,258,000	KB Home, 7.625%, 5/15/23	4,798,340
	Total Home Builders	$ 9,765,340
Iron/Steel — 0.2%
3,397,000	Commercial Metals Co., 5.375%, 7/15/27	$ 3,541,372
	Total Iron/Steel	$ 3,541,372
Machinery-Diversified — 0.2%
2,886,000	Cloud Crane LLC, 10.125%, 8/1/24 (144A)	$ 3,075,379
	Total Machinery-Diversified	$ 3,075,379
Media — 0.8%
4,940,000	Diamond Sports Group LLC/Diamond Sports Finance Co.,
	6.625%, 8/15/27 (144A)	$ 4,618,900
8,140,000	Sinclair Television Group, Inc., 5.5%, 3/1/30 (144A)	8,323,150
	Total Media	$ 12,942,050
Mining — 0.3%
1,908,000	First Quantum Minerals, Ltd., 6.875%, 3/1/26 (144A)	$ 1,841,220
2,379,000	Hudbay Minerals, Inc., 7.25%, 1/15/23 (144A)	2,405,764
1,265,000	Hudbay Minerals, Inc., 7.625%, 1/15/25 (144A)	1,277,650
530,000	Joseph T Ryerson & Son, Inc., 11.0%, 5/15/22 (144A)	556,500
	Total Mining	$ 6,081,134

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20 27

Schedule of Investments | 1/31/20 (unaudited)(continued)

Principal
Amount
USD ($)		Value
	Oil & Gas — 0.3%
1,822,000	Great Western Petroleum LLC/Great Western Finance Corp.,
	9.0%, 9/30/21 (144A)	$ 1,721,790
2,523,000	Gulfport Energy Corp., 6.0%, 10/15/24	1,390,678
185,000	MEG Energy Corp., 7.0%, 3/31/24 (144A)	186,387
1,515,000	PBF Holding Co. LLC/PBF Finance Corp., 7.0%, 11/15/23	1,569,691
ARS 22,000,000	YPF SA, 16.5%, 5/9/22 (144A)	193,487
	Total Oil & Gas	$ 5,062,033
	Oil & Gas Services — 0.2%
860,000	Archrock Partners LP/Archrock Partners Finance Corp.,
	6.0%, 10/1/22	$ 861,075
1,711,000	Archrock Partners LP/Archrock Partners Finance Corp.,
	6.875%, 4/1/27 (144A)	1,825,132
3,449,000	FTS International, Inc., 6.25%, 5/1/22	1,914,195
	Total Oil & Gas Services	$ 4,600,402
	Packaging & Containers — 0.2%
2,350,000	Sealed Air Corp., 6.875%, 7/15/33 (144A)	$ 2,784,750
	Total Packaging & Containers	$ 2,784,750
	Pharmaceuticals — 0.4%
85,000	Bausch Health Cos., Inc., 5.875%, 5/15/23 (144A)	$ 85,744
989,000	Bausch Health Cos., Inc., 7.0%, 1/15/28 (144A)	1,071,225
2,554,000	Bausch Health Cos., Inc., 7.25%, 5/30/29 (144A)	2,878,894
1,845,000	Par Pharmaceutical, Inc., 7.5%, 4/1/27 (144A)	1,877,288
	Total Pharmaceuticals	$ 5,913,151
	Pipelines — 0.9%
3,619,000	American Midstream Partners LP/American Midstream
	Finance Corp., 9.5%, 12/15/21 (144A)	$ 3,609,952
2,200,000	Delek Logistics Partners LP/Delek Logistics Finance Corp.,
	6.75%, 5/15/25	2,211,000
458,000	EnLink Midstream Partners LP, 5.05%, 4/1/45	343,500
3,328,000	EnLink Midstream Partners LP, 5.6%, 4/1/44	2,612,480
3,617,000	Genesis Energy LP/Genesis Energy Finance Corp.,
	6.25%, 5/15/26	3,453,801
1,570,000	Global Partners LP/GLP Finance Corp., 7.0%, 6/15/23	1,609,250
400,000	Global Partners LP/GLP Finance Corp., 7.0%, 8/1/27 (144A)	431,620
690,000	PBF Logistics LP/PBF Logistics Finance Corp.,
	6.875%, 5/15/23	708,975
	Total Pipelines	$ 14,980,578
	Retail — 0.3%
3,180,000	AAG FH LP/AAG FH Finco, Inc., 9.75%, 7/15/24 (144A)	$ 2,925,600
2,491,000	Michaels Stores, Inc., 8.0%, 7/15/27 (144A)	2,226,331
	Total Retail	$ 5,151,931

The accompanying notes are an integral part of these financial statements.
28 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20

Principal
Amount
USD ($)		Value
Telecommunications — 5.0%
34,288,000	CenturyLink, Inc., 7.6%, 9/15/39	$ 37,091,044
36,502,000	CenturyLink, Inc., 7.65%, 3/15/42	39,576,563
3,389,000	CommScope, Inc., 8.25%, 3/1/27 (144A)	3,482,197
2,525,000	Windstream Services LLC/Windstream Finance Corp.,
	8.625%, 10/31/25 (144A)	2,461,875
	Total Telecommunications	$ 82,611,679
TOTAL CORPORATE BONDS
	(Cost $297,489,490)	$ 321,592,903
FOREIGN GOVERNMENT BONDS — 4.5%
of Net Assets
Egypt — 0.7%
EGP167,150,000	Egypt Treasury Bills, 17.646%, 2/4/20	$ 10,564,485
	Total Egypt	$ 10,564,485
Indonesia — 3.8%
IDR 270,777,000,000	Indonesia Treasury Bond, 8.375%, 3/15/24	$ 21,555,079
IDR 282,392,000,000	Indonesia Treasury Bond, 8.75%, 5/15/31	23,480,621
IDR 220,520,000,000	Indonesia Treasury Bond, 9.0%, 3/15/29	18,410,311
	Total Indonesia	$ 63,446,011
TOTAL FOREIGN GOVERNMENT BONDS
	(Cost $65,917,530)	$ 74,010,496
INSURANCE-LINKED SECURITIES — 2.2%
of Net Assets(e)
Event Linked Bonds — 1.0%
Earthquakes – California — 0.0%†
250,000(c)	Ursa Re 2017-1, 5.046% (3 Month U.S. Treasury Bill +
	350 bps), 5/27/20 (144A)	$ 247,750
250,000(c)	Ursa Re 2019-1, 7.296% (3 Month U.S. Treasury Bill +
	575 bps), 12/10/22 (144A)	249,450
$ 497,200
Earthquakes – Japan — 0.1%
500,000(c)	Kizuna Re II, 3.421% (3 Month U.S. Treasury Bill +
	188 bps), 4/11/23 (144A)	$ 496,500
500,000(c)	Kizuna Re II, 4.046% (3 Month U.S. Treasury Bill +
	250 bps), 4/11/23 (144A)	495,800
250,000(c)	Nakama Re 2016-1, 3.805% (6 Month USD LIBOR +
	220 bps), 10/13/21 (144A)	248,775
$ 1,241,075
Earthquakes – U.S. — 0.0%†
400,000(c)	Acorn Re 2018-1, 4.393% (3 Month USD LIBOR +
	275 bps), 11/10/21 (144A)	$ 399,200

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20 29

Schedule of Investments | 1/31/20 (unaudited)(continued)

Principal
Amount
USD ($)		Value
Earthquakes – U.S. Regional — 0.0%†
500,000(c)	Merna Re 2018-1, 3.546% (3 Month U.S. Treasury Bill +
	200 bps), 4/8/21 (144A)	$ 498,800
Flood – U.S. — 0.0%†
250,000(c)	FloodSmart Re 2019-1, 12.796% (3 Month U.S. Treasury
	Bill + 1,125 bps), 3/7/22 (144A)	$ 249,125
Health – U.S. — 0.0%†
700,000(c)	Vitality Re VIII, 3.541% (3 Month U.S. Treasury Bill +
	200 bps), 1/8/21 (144A)	$ 700,280
Multiperil – U.S. — 0.4%
750,000(c)	Bowline Re 2018-1, 6.041% (3 Month U.S. Treasury Bill +
	450 bps), 5/23/22 (144A)	$ 747,375
1,750,000(c)	Kilimanjaro Re, 6.64% (3 Month USD LIBOR +
	494 bps), 5/6/22 (144A)	1,726,900
1,100,000(c)	Kilimanjaro II Re, 7.909% (6 Month USD LIBOR +
	600 bps), 4/20/21 (144A)	1,099,340
250,000(c)	Kilimanjaro II Re, 7.929% (6 Month USD LIBOR +
	630 bps), 4/21/22 (144A)	246,750
750,000(c)	Kilimanjaro II Re, 9.519% (6 Month USD LIBOR +
	791 bps), 4/20/21 (144A)	750,000
250,000(c)	Residential Reinsurance 2017, 7.306% (3 Month U.S.
	Treasury Bill + 576 bps), 12/6/21 (144A)	243,600
750,000(c)	Sanders Re 2017-1, 4.591% (6 Month USD LIBOR +
	299 bps), 12/6/21 (144A)	730,950
750,000(c)	Spectrum Re 2017-1, 7.345% (6 Month USD LIBOR +
	575 bps), 6/8/21 (144A)	747,750
$ 6,292,665
Multiperil – U.S. Regional — 0.1%
750,000(c)	Long Point Re III 2018, 4.296% (3 Month U.S. Treasury
	Bill + 275 bps), 6/1/22 (144A)	$ 741,000
1,000,000(c)	Matterhorn Re 2020-2, 5.0% (3 Month U.S. Treasury Bill +
	500 bps), 1/8/24 (144A)	1,000,000
$ 1,741,000
Multiperil – Worldwide — 0.0%†
550,000(c)	Galilei Re 2017, 7.254% (6 Month USD LIBOR +
	568 bps), 1/8/21 (144A)	$ 548,900
750,000(c)	Kendall Re 2018, 6.998% (3 Month USD LIBOR +
	525 bps), 5/6/21 (144A)	734,250
$ 1,283,150
Pandemic – U.S. — 0.0%†
250,000(c)	Vitality Re XI, 3.361% (3 Month U.S. Treasury Bill +
	180 bps), 1/9/24 (144A)	$ 249,875
Pandemic – Worldwide — 0.0%†
250,000(c)	International Bank for Reconstruction & Development,
	8.373% (6 Month USD LIBOR + 690 bps), 7/15/20 (144A)	$ 248,750

The accompanying notes are an integral part of these financial statements.
30 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20

Principal
Amount
USD ($)		Value
Windstorm – Florida — 0.1%
500,000(c)	Integrity Re 2017-1, 4.754% (6 Month USD LIBOR +
	328 bps), 6/10/20 (144A)	$ 497,350
250,000(c)	Integrity Re 2018-1, 5.564% (3 Month USD LIBOR +
	401 bps), 6/10/22 (144A)	246,250
500,000(c)	Sanders Re 2017-2, 4.824% (6 Month USD LIBOR +
	314 bps), 6/5/20 (144A)	500,400
$ 1,244,000
Windstorm – Massachusetts — 0.1%
1,500,000(c)	Cranberry Re 2017-1, 3.46% (6 Month USD LIBOR +
	198 bps), 7/13/20 (144A)	$ 1,497,750
Windstorm – Texas — 0.1%
500,000(c)	Alamo Re 2017-1, 5.351% (3 Month U.S. Treasury Bill +
	381 bps), 6/8/20 (144A)	$ 502,250
1,000,000(c)	Alamo Re 2018-1, 5.021% (3 Month U.S. Treasury Bill +
	348 bps), 6/7/21 (144A)	993,900
$ 1,496,150
Windstorm – U.S. Regional — 0.1%
1,000,000(c)	Matterhorn Re 2020-2, 6.25% (3 Month U.S. Treasury Bill +
	625 bps), 12/7/21 (144A)	$ 1,000,000
	Total Event Linked Bonds	$ 18,639,020

Face
Amount
USD ($)
	Collateralized Reinsurance — 0.1%
	Multiperil – U.S. — 0.0%†
300,000+(a)(f)	Dingle Re 2019, 2/1/21	$ 306,158
	Multiperil – U.S. & Canada — 0.1%
1,250,000+(a)	Leven Re 2020, 1/31/21	$ 1,203,875
	Multiperil – U.S. Regional — 0.0%†
250,000+(a)(f)	Ocean View Re 2019, 6/30/20	$ 252,273
	Multiperil – Worldwide — 0.0%†
700,000+(a)(f)	Cypress Re 2017, 1/10/21	$ 12,740
500,000+(a)	Limestone Re, 3/1/24 (144A)	502,000
12,000+(f)	Limestone Re 2016-1, 8/31/21	9,673
12,000+(f)	Limestone Re 2016-1, 8/31/21	9,673
700,000+(a)(f)	Resilience Re, 5/1/20	70
300,000+(a)(f)	Walton Health Re 2019, 6/30/20	280,627
		$ 814,783
	Windstorm – U.S. Regional — 0.0%†
250,000+(a)(f)	Oakmont Re 2017, 4/15/20	$ 7,350
	Total Collateralized Reinsurance	$ 2,584,439

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20 31

Schedule of Investments | 1/31/20 (unaudited)(continued)

Face
Amount
USD ($)		Value
	Industry Loss Warranties — 0.1%
	Multiperil – U.S. — 0.1%
250,000+(a)(f)	Cypress Re 2019, 2/28/20	$ 254,969
1,250,000(a)	Scotscraig Re 2020, 1/31/21	1,128,594
		$ 1,383,563
	Total Industry Loss Warranties	$ 1,383,563
	Reinsurance Sidecars — 1.0%
	Multiperil – U.S. — 0.1%
700,000+(a)(f)	Carnoustie Re 2015, 7/1/20	$ 2,240
700,000+(a)(f)	Carnoustie Re 2016, 11/30/20	18,900
1,500,000+(a)(f)	Carnoustie Re 2017, 11/30/21	203,775
1,500,000+(a)(g)	Harambee Re 2019, 12/31/22	1,665,750
		$ 1,890,665
	Multiperil – Worldwide — 0.9%
600,000+(a)(f)	Alturas Re 2019-1, 3/10/23 (144A)	$ 684,900
500,000+(a)(f)	Alturas Re 2019-2, 3/10/22	546,850
500,000+(a)(f)	Alturas Re 2020-2, 3/10/23	503,250
1,000,000+(a)(f)	Arlington Re 2015, 2/1/20	48,600
750,000+(a)(f)	Bantry Re 2019, 12/31/22	793,950
900,000+(a)(f)	Berwick Re 2017-1, 2/1/21	29,790
46,259+(a)(f)	Berwick Re 2018-1, 12/31/21	5,630
1,391,977+(a)(f)	Berwick Re 2019-1, 12/31/22	1,449,624
15,000+(a)(f)	Eden Re II, 3/22/23 (144A)	54,000
1,000,000+(a)	Eden Re II 2020, 3/22/24 (144A)	1,010,000
750,000+(a)(f)	Gleneagles Re 2019, 12/31/22	816,374
26,000+(a)(f)	Limestone Re 2019-A, 9/9/22 (144A)	101,270
19,000+(a)(f)	Limestone Re 2019-B, 9/9/22 (144A)	74,005
1,250,000+(a)(g)	NCM Re 2019, 12/31/22	276,000
1,200,000+(f)	Pangaea Re 2015-1, 2/28/20	1,570
2,000,000+(f)	Pangaea Re 2015-2, 5/29/20	2,982
1,200,000+(f)	Pangaea Re 2016-1, 11/30/20	2,664
1,500,000+(a)(f)	Pangaea Re 2017-1, 11/30/21	24,150
1,250,000+(a)(f)	Pangaea Re 2019-1, 2/1/23	26,047
750,000+(a)	Pangaea Re 2020-1, 2/1/24	755,236
500,000+(a)(f)	Sector Re V, Series 9, Class A, 3/1/24 (144A)	404,656
1,000,000+(a)(f)	Sector Re V, Series 9, Class C, 12/1/24 (144A)	1,019,858
1,000,000+(a)(f)	St. Andrews Re 2017-1, 2/1/21	67,800
608,294+(a)(f)	St. Andrews Re 2017-4, 6/1/20	59,856
1,500,000+(a)(g)	Thopas Re 2019, 12/31/22	1,509,300
1,500,000+(a)(f)	Versutus Re 2017, 11/30/21	25,500
1,600,000+(f)	Versutus Re 2019-B, 12/31/21	139,840

The accompanying notes are an integral part of these financial statements.
32 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20

Face
Amount
USD ($)		Value
Multiperil – Worldwide — (continued)
1,500,000+(a)(g)	Viribus Re 2019, 12/31/22	$ 1,852,050
600,000+(a)(f)	Woburn Re 2019, 12/31/22	620,700
$ 12,906,452
	Total Reinsurance Sidecars	$ 14,797,117
TOTAL INSURANCE-LINKED SECURITIES
	(Cost $36,444,961)	$ 37,404,139

Shares
EQUITY LINKED NOTES — 19.1% of Net Assets
Banks — 2.2%
175,000	Citigroup Global Markets Holdings, Inc. (Bank of America
	Corp.), 7.34%, 5/6/20 (144A)	$ 5,636,750
24,050	Citigroup Global Markets Holdings, Inc. (SVB Financial
	Group), 10.07%, 6/24/20 (144A)	5,479,552
33,500(a)	Goldman Sachs International (SVB Financial Group),
	10.63%, 4/6/20	8,051,055
163,700	Merrill Lynch International (Morgan Stanley),
	9.04%, 3/5/20	7,698,811
28,000	Merrill Lynch International (SVB Financial Group),
	10.91%, 2/5/20	6,816,600
275,000	Wells Fargo Bank National Association (Credit Suisse
	Group AG), 9.0%, 5/12/20	3,473,250
	Total Banks	$ 37,156,018
Biotechnology — 0.3%
21,100	Credit Suisse AG London (TXG UN), 1/20/21	$ 1,872,861
12,000	UBS AG (Biogen, Inc.), 12.75%, 10/30/20 (144A)	3,260,640
	Total Biotechnology	$ 5,133,501
Building Products — 0.5%
76,400	Credit Suisse AG London (Owens Corning), 7.55%, 1/26/21	$ 4,621,436
70,800	Wells Fargo Bank National Association (Owens Coming),
	10.55%, 9/22/20	4,337,208
	Total Building Products	$ 8,958,644
Commercial Services — 0.9%
54,000	Citigroup Global Markets (United Rentals, Inc.), 10.95%,
	4/27/20 (144A)	$ 7,246,260
52,000	Merrill Lynch International (United Rentals, Inc.), 12.27%,
	2/11/20	7,043,140
	Total Commercial Services	$ 14,289,400

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20 33

Schedule of Investments | 1/31/20 (unaudited)(continued)

Shares		Value
Communications Equipment — 0.6%
343,900(a)	Wells Fargo Bank National Association (CommScope Holding
	Co., Inc.), 15.79%, 1/26/21 (144A)	$ 4,793,966
345,300	Wells Fargo Bank National Association (CommScope Holding
	Co., Inc.), 16.03%, 1/29/21	4,747,875
	Total Communications Equipment	$ 9,541,841
Diversified Telecommunication Services — 0.9%
683,200	Goldman Sachs International (CenturyLink, Inc.),
	18.9%, 2/18/20	$ 8,885,016
486,000	JP Morgan Structured Products (CenturyLink, Inc.),
	17.75%, 5/19/20	5,814,067
	Total Diversified Telecommunication Services	$ 14,699,083
Electrical Equipment — 0.3%
213,000	Goldman Sachs International (Prysmian S.p.A.), 1/26/21	$ 4,847,880
	Total Electrical Equipment	$ 4,847,880
Entertainment — 0.9%
93,500	Citigroup Global Markets (iQIYI, Inc.), 18.8%,
	3/4/20 (144A)	$ 2,121,515
425,600	Goldman Sachs International (Gamestop Corp.),
	39.6%, 3/16/20	1,830,080
425,600	Morgan Stanley BV (Gamestop Corp.), 3/13/20	1,730,064
414,000	Wells Fargo Bank National Association (iQIYI, Inc.),
	20.26%, 2/6/20	9,041,760
	Total Entertainment	$ 14,723,419
Food & Staples Retailing — 1.2%
163,800(b)	BNP Paribas Issuance (Walgreens Boots Alliance, Inc.),
	9.72% (N/A + 0 bps), 4/21/20 (144A)	$ 8,628,165
GBP 153,700	Credit Suisse AG London (Associated British Foods
	Plc.), 12/14/20	5,231,880
130,000	Credit Suisse AG London (Walgreens Boots Alliance, Inc.),
	8.7%, 8/12/20	6,708,390
	Total Food & Staples Retailing	$ 20,568,435
Insurance — 1.6%
110,300	BNP Paribas Issuance (Progressive Corp.), 7.68%, 4/8/20	$ 8,704,325
109,200	Credit Suisse AG London (Progressive Corp.),
	7.3%, 10/16/20	8,592,293
190,900	UBS AG (American International Group), 6.9%, 7/22/20	9,712,992
	Total Insurance	$ 27,009,610
Interactive Media & Services — 2.1%
6,000(a)	Goldman Sachs International (Alphabet, Inc. S.p.A.),
	5.64%, 1/13/21	$ 8,606,700
23,000	Royal Bank of Canada (Facebook, Inc.), 7.68%,
	1/20/21 (144A)	4,821,030
21,700(a)	Royal Bank of Canada (Facebook, Inc.), 8.62%,
	11/24/20 (144A)	4,333,273

The accompanying notes are an integral part of these financial statements.
34 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20

Shares		Value
Interactive Media & Services — (continued)
85,500	UBS AG (Facebook, Inc.), 8.17%, 11/10/20 (144A)	$ 17,260,740
	Total Interactive Media & Services	$ 35,021,743
Internet & Direct Marketing Retail — 2.1%
2,520	BNP Paribas Issuance (Booking Holdings, Inc.),
	6.44%, 1/20/21	$ 4,612,986
4,500	Citigroup Global Markets (Booking Holdings, Inc.), 7.2%,
	3/4/20 (144A)	8,221,410
38,500	JP Morgan Structured Products (Alibaba Group Holding, Ltd.),
	7.91%, 1/15/21	8,208,358
4,480(a)	Merrill Lynch International & Co. CV (Amazon.com, Inc.),
	6.72%, 1/29/21	8,405,802
2,730	Wells Fargo Bank National Association (Amazon.com, Inc.),
	6.7%, 1/26/21	5,303,626
	Total Internet & Direct Marketing Retail	$ 34,752,182
IT Services — 1.0%
18,700	JP Morgan Structured Products (Arista Networks Inc.),
	11.68%, 12/3/20	$ 4,063,330
48,300	JP Morgan Structured Products (Cognizant Technology
	Solutions Corp.), 6.63%, 4/17/20	3,015,441
141,300	Wells Fargo Bank National Association (Cognizant Technology
	Solutions Corp.), 7.65%, 6/9/20	8,804,403
	Total IT Services	$ 15,883,174
Marine — 0.2%
3,200	Credit Suisse AG London (AP Moller-Maersk AS), 3/9/20	$ 3,840,304
	Total Marine	$ 3,840,304
Metals & Mining — 0.3%
92,800	BNP Paribas Issuance (Nucor Corp.), 8.39%, 1/15/21	$ 4,709,600
	Total Metals & Mining	$ 4,709,600
Mining — 0.2%
273,000	BNP Paribas Issuance (Freeport-McMoRan, Inc.), 13.1%,
	4/13/20 (144A)	$ 3,209,115
	Total Mining	$ 3,209,115
Oil, Gas & Consumable Fuels — 0.7%
254,400	JP Morgan Structured Products (PBF Energy, Inc.),
	14.5%, 1/20/21	$ 7,673,238
63,200(a)	Merrill Lynch International & Co.CV (Marathon Petroleum
	Corp.), 14.89%, 4/28/20	3,584,388
	Total Oil, Gas & Consumable Fuels	$ 11,257,626
Pharmaceuticals — 0.1%
19,000	Merrill Lynch International (Reata Pharmaceuticals, Inc.),
	36.39%, 9/29/20	$ 1,920,756
	Total Pharmaceuticals	$ 1,920,756

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20 35

Schedule of Investments | 1/31/20 (unaudited)(continued)

Shares		Value
Semiconductors & Semiconductor Equipment — 0.4%
136,000	Credit Suisse AG London (Micron Technology, Inc.),
	13.75%, 10/8/20	$ 6,321,688
	Total Semiconductors & Semiconductor Equipment	$ 6,321,688
Software — 0.5%
157,700	Citigroup Global Markets Holdings, Inc. (Oracle Corp.),
	6.62%, 6/29/20 (144A)	$ 8,334,445
	Total Software	$ 8,334,445
Specialty Retail — 0.1%
338,000(a)	Goldman Sachs International (GameStop Corp.),
	28.12%, 1/20/21	$ 1,598,740
	Total Specialty Retail	$ 1,598,740
Technology Hardware, Storage & Peripherals — 1.3%
130,000	BNP Paribas Issuance (NetApp, Inc.), 10.63%, 4/7/20	$ 7,365,150
54,800	Merrill Lynch International & Co. CV (Netapp, Inc.),
	12.43%, 12/1/20	3,104,694
50,000	Wells Fargo Bank National Association (Apple, Inc.), 7.81%,
	2/28/20 (144A)	9,421,000
	Total Technology Hardware, Storage & Peripherals	$ 19,890,844
Textiles, Apparel & Luxury Goods — 0.5%
176,829	Goldman Sachs International (Moncler S.p.A.),
	9.36%, 11/29/20	$ 7,644,583
	Total Textiles, Apparel & Luxury Goods	$ 7,644,583
Wireless Telecommunication Services — 0.2%
17,300	Royal Bank of Canada (Arista Networks, Inc.),
	12.22%, 12/1/20	$ 3,525,048
	Total Wireless Telecommunication Services	$ 3,525,048
TOTAL EQUITY LINKED NOTES
	(Cost $318,802,698)	$ 314,837,679
INVESTMENT COMPANIES — 1.7% of Net Assets
3,222,951	Invesco Senior Income Trust	$ 13,762,001
GBP 108,616(a)	Vietnam Enterprise Investments, Ltd., Class C	653,732
2,565,042	Voya Prime Rate Trust	13,158,665
TOTAL INVESTMENT COMPANIES
	(Cost $27,604,239)	$ 27,574,398
RIGHT/WARRANT — 0.0%† of Net Assets
Health Care Providers & Services — 0.0%†
959,816(h)	ANR, Inc., 3/31/23	$ 8,542
	Total Health Care Providers & Services	$ 8,542
TOTAL RIGHT/WARRANT
	(Cost $—)	$ 8,542

The accompanying notes are an integral part of these financial statements.
36 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20

Number of		Counter-	Notional	Strike	Expiration
Contracts	Description	party	Amount	Price	Date	Value
EXCHANGE-TRADED PUT OPTIONS
PURCHASED — 0.0%†
1,600	Put EUR	Citigroup Global
	Call USD	Markets, Ltd.	USD 1,392,200	USD 1.10	6/5/20	$ 980,000
400	Put JPY	Citigroup Global
	Call USD	Markets, Ltd.	USD 284,000	USD 90.50	6/5/20	150,000
$ 1,130,000
TOTAL EXCHANGE-TRADED PUT OPTIONS PURCHASED
	(Premiums paid $1,676,200)					$ 1,130,000
TOTAL OPTIONS PURCHASED
	(Premiums paid $1,676,200)					$ 1,130,000

Principal
Amount
USD ($)
	TEMPORARY CASH INVESTMENTS — 1.5%
	of Net Assets
	REPURCHASE AGREEMENTS — 1.5%
5,000,000	$5,000,000 Merrill Lynch, Pierce, Fenner & Smith, Inc.,
	1.59%, dated 1/31/20 plus accrued interest on
	2/3/20 collateralized by $5,100,000 Government
	National Mortgage Association, 3.0% - 4.5%,
	5/20/32 - 1/20/50.	$ 5,000,000
20,000,000	$20,000,000 ScotiaBank, 1.58%, dated 1/31/20 plus
	accrued interest on 2/3/20 collateralized by the following:
	$173,175 Federal National Mortgage
	Association, 3.2% - 4.0%, 6/1/29 - 11/1/44
	$13,105,843 Freddie Mac Giant, 2.9%, 1/1/50
	$7,193,522 U.S. Treasury Notes, 3.4%, 5/15/44.	20,000,000
	TOTAL TEMPORARY CASH INVESTMENTS
	(Cost $25,000,000)	$ 25,000,000
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 94.2%
	(Cost $1,507,245,610)	$1,558,318,372

Change
			Net	in Net
			Realized	Unrealized
		Dividend	Gain	Appreciation
Shares		Income	(Loss)	(Depreciation)
AFFILIATED ISSUER — 0.5%
CLOSED-END FUND — 0.5% of Net Assets
686,304	Pioneer Floating
	Rate Trust(i)	$276,531	$ (71,475)	$490,500	$ 7,501,303
TOTAL CLOSED-END FUND
	(Cost $7,563,556)				$ 7,501,303
TOTAL INVESTMENTS IN AFFILIATED ISSUER — 0.5%
	(Cost $7,563,556)				$ 7,501,303

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20 37

Schedule of Investments | 1/31/20 (unaudited)(continued)

Number of		Counter-	Notional	Strike	Expiration
Contracts	Description	party	Amount	Price	Date	Value
	EXCHANGE-TRADED CALL OPTIONS
	WRITTEN — (0.0)%†
(367)	JPMorgan	Citigroup Global
	Chase & Co.	Markets, Ltd.	$ 52,481	$140	2/21/20	$ (11,193)
(308)	Microsoft	Citigroup Global
	Corp.	Markets, Ltd.	128,590	165	2/21/20	(226,380)
						$ (237,573)
	TOTAL EXCHANGE-TRADED CALL OPTIONS WRITTEN
	(Premiums received $(181,071))					$ (237,573)
	OTHER ASSETS AND LIABILITIES — 5.3%					$ 87,573,639
	NET ASSETS — 100.0%					$1,653,155,741

bps	Basis Points.
LIBOR	London Interbank Offered Rate.
REIT	Real Estate Investment Trust.
(144A)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At January 31, 2020, the value of these securities amounted to $338,738,035, or 20.5% of net assets.

(A.D.R.)	American Depositary Receipts.
(G.D.R.)	Global Depositary Receipts.
†	Amount rounds to less than 0.1%.
+	Security that used significant unobservable inputs to determine its value.
(a)	Non-income producing security.
(b)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at January 31, 2020.
(c)	Floating rate note. Coupon rate, reference index and spread shown at January 31, 2020.
(d)	Security is perpetual in nature and has no stated maturity date.
(e)	Securities are restricted as to resale.
(f)	Issued as participation notes.
(g)	Issued as preference shares.
(h)	ANR, Inc. warrants are exercisable into 959,816 shares.
(i)	Pioneer Floating Rate Trust is an affiliated fund managed by Amundi Pioneer Asset Management, Inc., (the “Adviser”).

The accompanying notes are an integral part of these financial statements.
38 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

						Unrealized
Currency		Currency			Settlement	Appreciation
Purchased	In Exchange for	Sold	Deliver	Counterparty	Date	(Depreciation)
AUD	25,686,727	NZD	(26,788,480)	Goldman Sachs	2/25/20	$ (116,950)
				International
COP	14,647,490,554	USD	(4,318,157)	Goldman Sachs	2/25/20	(39,840)
				International
NOK	38,075,029	EUR	(3,772,513)	JPMorgan Chase	3/2/20	(47,832)
				Bank NA
NOK	39,611,060	USD	(4,381,591)	JPMorgan Chase	2/27/20	(73,128)
				Bank NA
PHP	935,000,000	USD	(18,400,079)	JPMorgan Chase	2/26/20	(87,782)
				Bank NA
SEK	81,667,854	EUR	(7,710,807)	State Street	3/3/20	(63,961)
				Bank & Trust Co.
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$ (429,493)

FUTURES CONTRACT
INDEX FUTURES CONTRACT

Number of
Contracts		Expiration	Notional	Market	Unrealized
Short	Description	Date	Amount	Value	(Depreciation)
1,623	S&P 500 EMINI	3/20/20	$ 257,671,775	$ 261,627,600	$(3,955,825)
TOTAL FUTURES CONTRACT			$(257,671,775)	$(261,627,600)	$(3,955,825)

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.

ARS	—	Argentine Peso
AUD	—	Australian Dollar
COP	—	Colombian Peso
EGP	—	Egyptian Pound
EUR	—	Euro
GBP	—	Great British Pound
IDR	—	Indonesian Rupiah
NOK	—	Norwegian Krone
NZD	—	New Zealand Dollar
PHP	—	Philippine Peso
SEK	—	Swedish Krona

Purchases and sales of securities (excluding temporary cash investments) for the six months ended January 31, 2020, aggregated $999,885,675 and $1,153,977,240, respectively.
The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which the Adviser serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended January 31, 2020, the Fund engaged in sales of $485,313 which resulted in a net realized gain/(loss) of $(11,229). During the six months ended January 31, 2020, the Fund did not engage in purchases pursuant to these procedures.
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20 39

Schedule of Investments | 1/31/20 (unaudited)(continued)
At January 31, 2020, the net unrealized appreciation on investments based on cost for federal tax purposes of $1,529,132,469 was as follows:
Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$98,058,678
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(65,994,363)
Net unrealized appreciation	$32,064,315

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1 – quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of January 31, 2020, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Common Stocks	$734,272,842	$—	$—	$734,272,842
Asset Backed Securities	—	508,535	—	508,535
Collateralized Mortgage
Obligations	—	21,978,838	—	21,978,838
Corporate Bonds	—	321,592,903	—	321,592,903
Foreign Government Bonds	—	74,010,496	—	74,010,496
Insurance-Linked Securities
Collateralized Reinsurance
Multiperil – U.S.	—	—	306,158	306,158
Multiperil – U.S. & Canada	—	—	1,203,875	1,203,875
Multiperil – U.S. Regional	—	—	252,273	252,273
Multiperil – Worldwide	—	—	814,783	814,783
Windstorm – U.S. Regional	—	—	7,350	7,350
Industry Loss Warranties
Multiperil – U.S.	—	—	1,383,563	1,383,563
Reinsurance Sidecars
Multiperil – U.S.	—	—	1,890,665	1,890,665
Multiperil – Worldwide	—	—	12,906,452	12,906,452
All Other Insurance-Linked
Securities	—	18,639,020	—	18,639,020
Equity Linked Notes	—	314,837,679	—	314,837,679
Investment Companies	27,574,398	—	—	27,574,398
Right/Warrant	—	8,542	—	8,542
Exchange-Traded Put
Option Purchased	980,000	150,000	—	1,130,000
Repurchase Agreements	—	25,000,000	—	25,000,000
Affiliated Closed-End Fund	7,501,303	—	—	7,501,303
Total Investments
in Securities	$770,328,543	$776,726,013	$18,765,119	$1,565,819,675

The accompanying notes are an integral part of these financial statements.
40 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20

	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Exchange-Traded Call
Option Written	$—	$(237,573)	$—	$(237,573)
Net unrealized depreciation
on forward foreign currency
exchange contracts	—	(429,493)	—	(429,493)
Net unrealized depreciation
on futures contracts	(3,955,825)	—	—	(3,955,825)
Total Other
Financial Instruments	$(3,955,825)	$(667,066)	$—	$(4,622,891)

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

Insurance-
Linked
Securities
Balance as of 7/31/19	$19,483,969
Realized gain (loss)(1)	—
Changed in unrealized appreciation (depreciation)(2)	518,351
Accrued discounts/premiums	—
Purchases	6,082,807
Sales	(7,320,008)
Transfers in to Level 3*	—
Transfers out of Level 3*	—
Balance as of 1/31/20	$18,765,119

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*	Transfers are calculated on the beginning of period value. For the six months ended January 31, 2020, there were no transfers between Levels 1, 2 and 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held
and considered Level 3 at January 31, 2020:	$513,510

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20 41

Statement of Assets and Liabilities | 1/31/20 (unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $1,507,245,610)	$1,558,318,372
Investments in affiliated issuers, at value (cost $7,563,556)	7,501,303
Cash	40,875,225
Foreign currencies, at value (cost $4,854,773)	4,844,481
Futures collateral	7,842,000
Due from broker for futures	10,004,600
Variation margin for futures contracts	5,335,613
Receivables —
Investment securities sold	48,463,693
Fund shares sold	2,644,595
Dividends	5,034,313
Interest	8,956,612
Due from the Adviser	63,295
Other assets	102,484
Total assets	$1,699,986,586
LIABILITIES:
Payables —
Investment securities purchased	$34,705,002
Fund shares repurchased	6,080,327
Distributions	66,792
Trustees’ fees	6,829
Written options outstanding (net premiums received $(181,071))	237,573
Net unrealized depreciation on forward foreign currency exchange contracts	429,493
Net unrealized depreciation on futures contracts	3,955,825
Reserve for repatriation taxes	827,751
Due to affiliates	106,292
Accrued expenses	414,961
Total liabilities	$46,830,845
NET ASSETS:
Paid-in capital	$1,805,731,667
Distributable earnings (loss)	(152,575,926)
Net assets	$1,653,155,741
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $365,771,245/33,533,875 shares)	$10.91
Class C (based on $381,655,187/35,111,219 shares)	$10.87
Class K (based on $130,686,227/11,627,982 shares)	$11.24
Class R (based on $1,681,463/154,048 shares)	$10.92
Class Y (based on $773,361,619/71,029,636 shares)	$10.89
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $10.91 net asset value per share/100%-4.50%
maximum sales charge)	$11.42

The accompanying notes are an integral part of these financial statements.
42 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 1/31/20

INVESTMENT INCOME:
Interest from unaffiliated issuers (net of foreign taxes
withheld $503,318)	$35,500,841
Dividends from unaffiliated issuers (net of foreign taxes
withheld $910,829)	15,470,229
Dividends from affiliated issuers	276,531
Total investment income		$51,247,601
EXPENSES:
Management fees	$4,040,858
Administrative expense	225,261
Transfer agent fees
Class A	80,148
Class C	124,824
Class K	34
Class R	2,544
Class Y	316,334
Distribution fees
Class A	465,312
Class C	1,985,041
Class R	4,549
Shareowner communications expense	41,308
Custodian fees	253,977
Registration fees	72,100
Professional fees	183,531
Printing expense	13,607
Pricing fees	7,155
Trustees’ fees	42,175
Insurance expense	9,941
Miscellaneous	89,201
Total expenses		$7,957,900
Less fees waived and expenses reimbursed by the Adviser		(156,602)
Net expenses		$7,801,298
Net investment income		$43,446,303
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(1,914,243)
Investments in affiliated issuers	(71,475)
Forward foreign currency exchange contracts	(956,096)
Futures contracts	(19,630,747)
Swap contracts	24,125
Other assets and liabilities denominated in
foreign currencies	(587,317)	$(23,135,753)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of foreign capital
gains tax of $327,977)	$44,410,564
Investments in affiliated issuers	294,815
Written options	(56,502)
Forward foreign currency exchange contracts	236,207
Futures contracts	2,201,910
Other assets and liabilities denominated in
foreign currencies	188,616	$47,275,610
Net realized and unrealized gain (loss) on investments		$24,139,857
Net increase in net assets resulting from operations		$67,586,160

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20 43

Statements of Changes in Net Assets

	Six Months
	Ended
	1/31/20	Year Ended
	(unaudited)	7/31/19
FROM OPERATIONS:
Net investment income (loss)	$43,446,303	$91,966,450
Net realized gain (loss) on investments	(23,135,753)	(107,148,804)
Change in net unrealized appreciation (depreciation)
on investments	47,275,610	(12,973,976)
Net increase (decrease) in net assets resulting
from operations	$67,586,160	$(28,156,330)
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.34 and $0.62 per share, respectively)	$(11,570,624)	$(21,153,144)
Class C ($0.30 and $0.53 per share, respectively)	(10,817,688)	(20,933,948)
Class K ($0.36 and $0.67 per share, respectively)	(4,169,547)	(7,263,285)
Class R ($0.32 and $0.55 per share, respectively)	(51,942)	(36,686)
Class Y ($0.35 and $0.64 per share, respectively)	(25,202,812)	(42,050,353)
Total distributions to shareowners	$(51,812,613)	$(91,437,416)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$199,016,894	$770,447,213
Reinvestment of distributions	50,766,952	87,056,699
Cost of shares repurchased	(380,503,509)	(547,897,926)
Net increase (decrease) in net assets resulting from
Fund share transactions	$(130,719,663)	$309,605,986
Net increase (decrease) in net assets	$(114,946,116)	$190,012,240
NET ASSETS:
Beginning of period	$1,768,101,857	$1,578,089,617
End of period	$1,653,155,741	$1,768,101,857

The accompanying notes are an integral part of these financial statements.
44 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20

	Six Months	Six Months
	Ended	Ended
	1/31/20	1/31/20	Year Ended	Year Ended
	Shares	Amount	7/31/19	7/31/19
	(unaudited)	(unaudited)	Shares	Amount
Class A
Shares sold	4,645,586	$50,031,139	12,023,572	$133,782,388
Reinvestment of distributions	1,044,941	11,310,523	1,866,733	20,552,610
Less shares repurchased	(7,157,157)	(77,326,337)	(11,185,171)	(123,692,634)
Net increase (decrease)	(1,466,630)	$(15,984,675)	2,705,134	$30,642,364
Class C
Shares sold	2,246,633	$24,250,747	10,250,682	$113,800,388
Reinvestment of distributions	990,250	10,684,902	1,873,854	20,567,362
Less shares repurchased	(7,440,115)	(79,821,561)	(10,807,055)	(118,984,752)
Net increase (decrease)	(4,203,232)	$(44,885,912)	1,317,481	$15,382,998
Class K
Shares sold	45,564	$496,816	831,569	$9,263,238
Reinvestment of distributions	370,722	4,136,206	444,260	4,980,520
Less shares repurchased	(105,465)	(1,174,959)	(505,940)	(5,808,969)
Net increase	310,821	$3,458,063	769,889	$8,434,789
Class R
Shares sold	158,734	$1,673,495	43,471	$484,605
Reinvestment of distributions	4,503	48,962	2,539	28,009
Less shares repurchased	(86,278)	(936,601)	(16,508)	(181,371)
Net increase	76,959	$785,856	29,502	$331,243
Class Y
Shares sold	11,356,331	$122,564,697	46,491,174	$513,116,594
Reinvestment of distributions	2,275,896	24,586,359	3,727,511	40,928,198
Less shares repurchased	(20,666,319)	(221,244,051)	(27,275,193)	(299,230,200)
Net increase (decrease)	(7,034,092)	$(74,092,955)	22,943,492	$254,814,592

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20 45

Financial Highlights

	Six Months
	Ended		Year	Year	Year	Year	Year
	1/31/20		Ended	Ended	Ended	Ended	Ended
	(unaudited)		7/31/19	7/31/18	7/31/17	7/31/16*	7/31/15*
Class A
Net asset value, beginning of period	$10.79		$11.59	$11.69	$10.57	$11.15	$11.94
Increase (decrease) from investment operations:
Net investment income (loss)	$0.28	(a)	$0.62 (a)	$0.68 (a)	$0.67 (a)	$0.62 (a)	$0.60
Net realized and unrealized gain (loss) on investments	0.18		(0.80)	(0.05)	0.99	(0.57)	(0.73)
Net increase (decrease) from investment operations	$0.46		$(0.18)	$0.63	$1.66	$0.05	$(0.13)
Distributions to shareowners:
Net investment income	$(0.34)		$(0.62)	$(0.73)	$(0.54)	$(0.63)	$(0.66)
Total distributions	$(0.34)		$(0.62)	$(0.73)	$(0.54)	$(0.63)	$(0.66)
Net increase (decrease) in net asset value	$0.12		$(0.80)	$(0.10)	$1.12	$(0.58)	$(0.79)
Net asset value, end of period	$10.91		$10.79	$11.59	$11.69	$10.57	$11.15
Total return (b)	4.32	%(c)	(1.56)%	5.41%	16.13%	0.81%	(1.10)%
Ratio of net expenses to average net assets	0.85	%(d)	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	5.23	%(d)	5.58%	5.77%	6.07%	5.99%	5.38%
Portfolio turnover rate	65	%(c)	108%	126%	131%	109%	120%
Net assets, end of period (in thousands)	$365,771		$377,722	$374,395	$238,281	$238,779	$266,899
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.88	%(d)	0.89%	0.87%	0.92%	0.94%	0.95%
Net investment income (loss) to average net assets	5.20	%(d)	5.54%	5.75%	6.00%	5.90%	5.28%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.
46 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20

	Six Months
	Ended		Year	Year	Year	Year	Year
	1/31/20		Ended	Ended	Ended	Ended	Ended
	(unaudited)		7/31/19	7/31/18	7/31/17	7/31/16*	7/31/15*
Class C
Net asset value, beginning of period	$10.76		$11.56	$11.66	$10.55	$11.12	$11.91
Increase (decrease) from investment operations:
Net investment income (loss)	$0.24	(a)	$0.53 (a)	$0.58 (a)	$0.57 (a)	$0.53 (a)	$0.51
Net realized and unrealized gain (loss) on investments	0.17		(0.80)	(0.05)	0.99	(0.55)	(0.74)
Net increase (decrease) from investment operations	$0.41		$(0.27)	$0.53	$1.56	$(0.02)	$(0.23)
Distributions to shareowners:
Net investment income	$(0.30)		$(0.53)	$(0.63)	$(0.45)	$(0.55)	$(0.56)
Total distributions	$(0.30)		$(0.53)	$(0.63)	$(0.45)	$(0.55)	$(0.56)
Net increase (decrease) in net asset value	$0.11		$(0.80)	$(0.10)	$1.11	$(0.57)	$(0.79)
Net asset value, end of period	$10.87		$10.76	$11.56	$11.66	$10.55	$11.12
Total return (b)	3.83	%(c)	(2.33)%	4.60%	15.12%	0.06%	(1.89)%
Ratio of net expenses to average net assets	1.65	%(d)	1.64%	1.62%	1.69%	1.69%	1.69%
Ratio of net investment income (loss) to average net assets	4.44	%(d)	4.78%	4.94%	5.24%	5.16%	4.59%
Portfolio turnover rate	65	%(c)	108%	126%	131%	109%	120%
Net assets, end of period (in thousands)	$381,655		$422,863	$439,179	$310,023	$304,609	$353,686
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.65	%(d)	1.65%	1.62%	1.69%	1.69%	1.69%
Net investment income (loss) to average net assets	4.44	%(d)	4.77%	4.94%	5.24%	5.16%	4.59%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20 47

Financial Highlights (continued)

	Six Months
	Ended		Year	Year	Year	Year
	1/31/20		Ended	Ended	Ended	Ended	12/1/14
	(unaudited)		7/31/19	7/31/18	7/31/17	7/31/16*	to 7/31/15*
Class K
Net asset value, beginning of period	$11.12		$11.95	$11.85	$10.69	$11.15	$11.50
Increase (decrease) from investment operations:
Net investment income (loss)	$0.31	(a)	$0.67 (a)	$0.90 (a)	$0.72 (a)	$0.57 (a)	$0.50
Net realized and unrealized gain (loss) on investments	0.17		(0.83)	(0.03)	1.01	(0.37)	(0.37)
Net increase (decrease) from investment operations	$0.48		$(0.16)	$0.87	$1.73	$0.20	$0.13
Distributions to shareowners:
Net investment income	$(0.36)		$(0.67)	$(0.77)	$(0.57)	$(0.66)	$(0.48)
Total distributions	$(0.36)		$(0.67)	$(0.77)	$(0.57)	$(0.66)	$(0.48)
Net increase (decrease) in net asset value	$0.12		$(0.83)	$0.10	$1.16	$(0.46)	$(0.35)
Net asset value, end of period	$11.24		$11.12	$11.95	$11.85	$10.69	$11.15
Total return (b)	4.42	%(c)	(1.32)%	7.51%	16.65%	2.20%	1.13	%(c)
Ratio of net expenses to average net assets	0.59	%(d)	0.56%	0.56%	0.63%	0.60%	0.63	%(d)
Ratio of net investment income (loss) to average net assets	5.49	%(d)	5.87%	7.47%	6.46%	5.51%	5.63	%(d)
Portfolio turnover rate	65	%(c)	108%	126%	131%	109%	120%
Net assets, end of period (in thousands)	$130,686		$125,831	$126,017	$558	$245	$37,935
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.59	%(d)	0.57%	0.56%	0.63%	0.60%	0.63	%(d)
Net investment income (loss) to average net assets	5.49	%(d)	5.86%	7.47%	6.46%	5.51%	5.63	%(d)

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.
48 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20

	Six Months
	Ended		Year	Year	Year	Year
	1/31/20		Ended	Ended	Ended	Ended	12/1/14
	(unaudited)		7/31/19	7/31/18	7/31/17	7/31/16*	to 7/31/15*
Class R
Net asset value, beginning of period	$10.83		$11.64	$11.74	$10.62	$11.20	$11.50
Increase (decrease) from investment operations:
Net investment income (loss)	$0.23	(a)	$0.55 (a)	$0.51 (a)	$0.64 (a)	$0.59 (a)	$0.43
Net realized and unrealized gain (loss) on investments	0.18		(0.81)	0.06	0.97	(0.58)	(0.30)
Net increase (decrease) from investment operations	$0.41		$(0.26)	$0.57	$1.61	$0.01	$0.13
Distributions to shareowners:
Net investment income	$(0.32)		$(0.55)	$(0.67)	$(0.49)	$(0.59)	$(0.43)
Total distributions	$(0.32)		$(0.55)	$(0.67)	$(0.49)	$(0.59)	$(0.43)
Net increase (decrease) in net asset value	$0.09		$(0.81)	$(0.10)	$1.12	$(0.58)	$(0.30)
Net asset value, end of period	$10.92		$10.83	$11.64	$11.74	$10.62	$11.20
Total return (b)	3.80	%(c)	(2.22)%	4.89%	15.53%	0.41%	1.16	%(c)
Ratio of net expenses to average net assets	1.76	%(d)	1.57%	1.37%	1.37%	1.37%	1.40	%(d)
Ratio of net investment income (loss) to average net assets	4.20	%(d)	4.92%	4.33%	5.74%	5.68%	4.20	%(d)
Portfolio turnover rate	65	%(c)	108%	126%	131%	109%	120%
Net assets, end of period (in thousands)	$1,681		$835	$554	$1,751	$1,225	$456
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.76	%(d)	1.59%	1.37%	1.37%	1.37%	1.40	%(d)
Net investment income (loss) to average net assets	4.20	%(d)	4.90%	4.33%	5.74%	5.68%	4.20	%(d)

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20 49

Financial Highlights (continued)

	Six Months
	Ended		Year	Year	Year	Year	Year
	1/31/20		Ended	Ended	Ended	Ended	Ended
	(unaudited)		7/31/19	7/31/18	7/31/17	7/31/16*	7/31/15*
Class Y
Net asset value, beginning of period	$10.77		$11.57	$11.67	$10.56	$11.14	$11.93
Increase (decrease) from investment operations:
Net investment income (loss)	$0.29	(a)	$0.64 (a)	$0.71 (a)	$0.70 (a)	$0.63 (a)	$0.63
Net realized and unrealized gain (loss) on investments	0.18		(0.80)	(0.06)	0.97	(0.56)	(0.74)
Net increase (decrease) from investment operations	$0.47		$(0.16)	$0.65	$1.67	$0.07	$(0.11)
Distributions to shareowners:
Net investment income	$(0.35)		$(0.64)	$(0.75)	$(0.56)	$(0.65)	$(0.68)
Total distributions	$(0.35)		$(0.64)	$(0.75)	$(0.56)	$(0.65)	$(0.68)
Net increase (decrease) in net asset value	$0.12		$(0.80)	$(0.10)	$1.11	$(0.58)	$(0.79)
Net asset value, end of period	$10.89		$10.77	$11.57	$11.67	$10.56	$11.14
Total return (b)	4.43	%(c)	(1.36)%	5.64%	16.27%	1.00%	(0.89)%
Ratio of net expenses to average net assets	0.65	%(d)	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income (loss) to average net assets	5.44	%(d)	5.83%	6.03%	6.38%	6.10%	5.58%
Portfolio turnover rate	65	%(c)	108%	126%	131%	109%	120%
Net assets, end of period (in thousands)	$773,362		$840,851	$637,945	$319,117	$202,134	$307,538
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.67	%(d)	0.68%	0.66%	0.72%	0.72%	0.71%
Net investment income (loss) to average net assets	5.42	%(d)	5.80%	6.02%	6.31%	6.04%	5.52%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.
50 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20

Notes to Financial Statements | 1/31/20 (unaudited)
1. Organization and Significant Accounting Policies
Pioneer Multi-Asset Income Fund (the “Fund”) is one of two portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.
The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K and Class Y shares.
Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund’s distributor (the “Distributor”).
In August 2018, the Securities and Exchange Commission (“SEC”) released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) for investment companies. The Fund’s financial statements were prepared in compliance with the new amendments to Regulation S-X.
During March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standard Update 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”), which shortens the amortization period for
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20 51

purchased non-contingently callable debt securities held at a premium. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for certain purchased noncontingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund has adopted ASU 2017-08 as of January 31, 2020. The implementation of ASU 2017-08 did not have a material impact on the Fund’s Financial Statements.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A.  Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Equity-linked notes and fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix
52 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20

or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.
Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.
Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20 53

Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
At January 31, 2020, no securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model).
B.  Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns.
54 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20

All discounts/premiums on purchase prices of debt securities are accreted/ amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.  Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.  Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of July 31, 2019, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
In determining the daily net asset value, the Fund estimates the reserve for the repatriation of taxes, if any, associated with its investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforwards (if applicable) and other such factors. As of July 31, 2019, the Fund had accrued $499,774 in reserve for repatriation taxes related to capital gains.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20 55

income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended July 31, 2019 was as follows:

2019
Distributions paid from:
Ordinary income	$91,437,416
Total	$91,437,416

The following shows the components of distributable earnings on a federal income tax basis at July 31, 2019:

2019
Distributable earnings:
Undistributed ordinary income	$5,074,226
Capital loss carryforward	(157,275,350)
Current year dividend payable	(162,821)
Net unrealized depreciation	(15,985,528)
Total	$(168,349,473)

The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds and PFIC’s, the mark to market of forward foreign currency contracts and futures contracts, interest on defaulted bonds, tax basis adjustments on Real Estate Investment Trust (“REIT”), partnerships and other holdings.
E.  Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $68,446 in underwriting commissions on the sale of Class A shares during the six months ended January 31, 2020.
F.  Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
56 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20

Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).
The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.
G.  Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20 57

related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
H.  Insurance-Linked Securities (“ILS”)
The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
58 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20

The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
I.  Repurchase Agreements
Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund’s collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund’s custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.
Open repurchase agreements at January 31, 2020, are disclosed in the Schedule of Investments.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20 59

J.  Purchased Options
The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Fund’s Statement of Operations. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.
The average market value of purchased options contracts open during the six months ended January 31, 2020, was $1,256,605. Open purchased options at January 31, 2020, are listed in the Schedule of Investments.
K.  Option Writing
The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as “Written options outstanding” on the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments on the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain on the Statement of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer
60 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20

of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
The average market value of written options for the six months ended January 31, 2020, was $33,939. Open written options contracts at January 31, 2020, are listed in the Schedule of Investments.
L.  Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund’s financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 7).
At January 31, 2020, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.
The average market value of forward foreign currency exchange contracts open during the six months ended January 31, 2020, was $27,991,192. Open forward foreign currency exchange contracts outstanding at January 31, 2020, are listed in the Schedule of Investments.
M.  Futures Contracts
The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at January 31, 2020, is recorded as “Futures collateral” on the Statement of Assets and Liabilities.
Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20 61

depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for futures” or “Due to broker for futures” on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
The average market value of futures contracts open during the six months ended January 31, 2020, was $(249,069,644). Open futures contracts outstanding at January 31, 2020, are listed in the Schedule of Investments.
N.  Equity-Linked Notes
Equity-linked notes seek to generate income and provide exposure to the performance of an underlying security, group of securities or exchange-traded funds (the “underlying reference instrument”). In an equity-linked note, the Fund purchases a note from a bank or broker-dealer and in return, the issuer provides for interest payments during the term of the note. At maturity or when the security is sold, the Fund will either settle by taking physical delivery of the underlying reference instrument or by receipt of a cash settlement amount equal to the value of the note at termination or maturity. The use of equity-linked notes involves the risk that the value of the note changes unfavorably due to movements in the value of the underlying reference instrument. Equity-linked notes are considered general unsecured contractual obligations of the bank or broker-dealer. The Fund must rely on the creditworthiness of the issuer for its investment returns.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund’s average daily net assets up to $1 billion, 0.45% of the next $4 billion and 0.40% on assets over $5 billion. For the six months ended January 31, 2020, the effective management fee was equivalent to 0.48% of the Fund’s average daily net assets.
The Adviser has agreed to waive its management fee with respect to any portion of the Fund’s assets invested in Pioneer Floating Rate Trust, an affiliated fund managed by the Adviser. For the six months ended January 31,
62 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20

2020, the Adviser waived $27,433 in management fees with respect to the Fund, which is reflected on the Statement of Operations as an expense waiver.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 0.85% and 0.65% of the average daily net assets attributable to Class A and Class Y shares, respectively. These expense limitations are in effect through December 1, 2020 for Class A shares and Class Y shares. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $67,237 in management fees, administrative costs and certain other reimbursements payable to the Adviser at January 31, 2020.
3. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended January 31, 2020, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$9,598
Class C	9,373
Class K	38
Class R	3,608
Class Y	18,691
Total	$41,308

4. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares (the “Plan”). Pursuant to the Plan, the Fund pays the
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20 63

Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $39,055 in distribution fees payable to the Distributor at January 31, 2020.
The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R and Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended January 31, 2020, CDSCs in the amount of $18,845 were paid to the Distributor.
5. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds (the “Funds”), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. The Fund participates in a credit facility in the amount of $250 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility’s administrative agent’s daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date, or (c) 2%
64 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20

plus the overnight Eurodollar rate on the borrowing date. The Fund pays an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended January 31, 2020, the Fund had no borrowings under the credit facility.
6. Master Netting Agreements
The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.
Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.
The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20 65

pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.
Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of January 31, 2020.

	Derivative Assets	Derivatives	Non-Cash	Cash	Net Amount
	Subject to Master	Available for	Collateral	Collateral	of Derivative
Counterparty	Netting Agreement	Offset	Received (a)	Received (a)	Assets (b)
Goldman
Sachs
International	$—	$—	$—	$—	$—
JPMorgan
Chase
Bank NA	—	—	—	—	—
State Street
Bank &
Trust Co.	—	—	—	—	—
Total	$—	$—	$—	$—	$—

	Derivative Liabilities	Derivatives	Non-Cash	Cash	Net Amount
	Subject to Master	Available for	Collateral	Collateral	of Derivative
Counterparty	Netting Agreement	Offset	Pledged (a)	Pledged (a)	Liabilities (c)
Goldman
Sachs
International	$156,790	$—	$—	$—	$156,790
JPMorgan
Chase
Bank NA	208,742	—	—	—	208,742
State Street
Bank &
Trust Co.	63,961	—	—	—	63,961
Total	$429,493	$—	$—	$—	$429,493

(a)	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.
(b)	Represents the net amount due from the counterparty in the event of default.
(c)	Represents the net amount payable to the counterparty in the event of default.

66 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20

7. Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at January 31, 2020, was as follows:

			Foreign
Statement of	Interest	Credit	Exchange	Equity	Commodity
Assets and Liabilities	Rate Risk	Risk	Rate Risk	Risk	Risk
Assets
Exchange-Traded put
options purchased*	$—	$—	$—	$1,130,000	$—
Total Value	$—	$—	$—	$1,130,000	$—
Liabilities
Written options
outstanding	$—	$—	$(237,573)	$—	$—
Net unrealized
depreciation on
forward foreign
currency contracts	—	—	(429,493)	—	—
Net unrealized
depreciation on
futures contracts	—	—	—	(3,955,825)	—
Total Value	$—	$—	$(667,066)	$(3,955,825)	$—

*	Reflects the market value of purchased option contracts (see Note 1J.). These amounts are included in investments in unaffiliated issuers, at value, on the statement of assets and liabilities.

Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20 67

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at January 31, 2020 was as follows:

			Foreign
Statement of	Interest	Credit	Exchange	Equity	Commodity
Operations	Rate Risk	Risk	Rate Risk	Risk	Risk
Net realized gain
(loss) on:
Forward foreign
currency contracts	$—	$—	$(956,096)	$—	$—
Futures contracts	(19,529,918)	—	—	(100,829)	—
Swap contracts	24,125	—	—	—	—
Total Value	$(19,505,793)	$—	$(956,096)	$(100,829)	$—
Change in net
unrealized
appreciation
(depreciation) on:
Exchange-Traded put
options purchased*	$—	$—	$(546,200)	$—	$—
Over the counter put
option purchased*	—	—	2,267,476	—	—
Written options	—	—	(56,502)	—	—
Forward foreign
currency contracts	—	—	236,207	—	—
Futures contracts	—	—	—	2,201,910	—
Total Value	$—	$—	$1,900,981	$2,201,910	$—

*
Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1J.). These amounts are included in change in net unrealized appreciation (depreciation) on investments in unaffiliated issuers, on the statements of operations.

8. Subsequent Event

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.

68 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20

Approval of Investment Management Agreement
Amundi Pioneer Asset Management, Inc. (“APAM”) serves as the investment adviser to Pioneer Multi-Asset Income Fund (the “Fund”) pursuant to an investment management agreement between APAM and the Fund. In order for APAM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment management agreement for the Fund.
The contract review process began in January 2019 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2019, July 2019 and September 2019. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.
In March 2019, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2019, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM’s affiliate, Amundi Pioneer Institutional Asset Management, Inc. (“APIAM” and, together with APAM, “Amundi Pioneer”), as compared to that of APAM’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of APAM’s and APIAM’s institutional accounts, as well as the different services provided by APAM to the Fund and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2019.
At a meeting held on September 17, 2019, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20 69

considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed APAM’s investment approach for the Fund and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of APAM that are involved in APAM’s services to the Fund, including APAM’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM’s senior management to the Pioneer Fund complex.
The Trustees considered that APAM supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Fund’s business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Fund were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Fund
In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and the performance of the Fund’s benchmark index. They also discuss the Fund’s performance with APAM on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
70 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.
The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the first quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund’s Class A shares for the most recent fiscal year was in the first quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the second quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that APAM had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.
The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM’s costs in providing services to the Fund and APAM’s and APIAM’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM’s and APIAM’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management agreement with the Fund, APAM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20 71

the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with APAM’s management of the Fund.
The Trustees concluded that the management fee payable by the Fund to APAM was reasonable in relation to the nature and quality of the services provided by APAM.
Profitability
The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Fund, including the methodology used by APAM in allocating certain of its costs to the management of the Fund. The Trustees also considered APAM’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM’s profitability with respect to the management of the Fund was not unreasonable.
Economies of Scale
The Trustees considered APAM’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.
72 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20

Other Benefits
The Trustees considered the other benefits that APAM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to APAM and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.
The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $1.6 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM’s relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM’s relationships with the Fund, including Amundi’s ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Fund were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20 73

Trustees, Officers and Service Providers

Trustees	Officers
Thomas J. Perna, Chairman	Lisa M. Jones, President and
John E. Baumgardner, Jr.	Chief Executive Officer
Diane Durnin	Mark E. Bradley, Treasurer and
Benjamin M. Friedman	Chief Financial and
Lisa M. Jones	Accounting Officer
Lorraine H. Monchak	Christopher J. Kelley, Secretary and
Marguerite A. Piret	Chief Legal Officer
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
74 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20

This page was intentionally left blank.

Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20 75

This page was intentionally left blank.

76 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/20

How to Contact Amundi Pioneer
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321

Retirement plans information	1-800-622-0176

Write to us:
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com/us

This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer. com/us

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2020 Amundi Pioneer Asset Management 25512-08-0320

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. David R. Bock, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS
APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of all such
for the audit period for all	services and related fees
pre-approved specific service	reported at each regularly
subcategories. Approval of the	scheduled Audit Committee
independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.
o “One-time” pre-approval	o A summary of all such
for the fund fiscal year within	services and related fees
a specified dollar limit	(including comparison to
for all pre-approved	specified dollar limits)
specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3  under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following  information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company,  in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust IV

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date April 2, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date April 2, 2020

By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date April 2, 2020

* Print the name and title of each signing officer under his or her signature.